As filed with the Securities and Exchange Commission on February 25, 2005

                                                      Registration No. 002-14069
                                                                File No. 811-810
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------
                                    FORM N-1A
                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933                         |X|

                           PRE-EFFECTIVE AMENDMENT NO.                      [ ]
                         POST-EFFECTIVE AMENDMENT NO. 97                    |X|

                                     AND/OR
                             REGISTRATION STATEMENT
                                    UNDER THE
                          INVESTMENT COMPANY ACT OF 1940                    |X|

                                 AMENDMENT NO. 45                           |X|

                        (CHECK APPROPRIATE BOX OR BOXES.)
                               ------------------
                               PHOENIX SERIES FUND
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                               ------------------
                        101 MUNSON STREET, GREENFIELD, MA           01301
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)     (ZIP CODE)

          C/O PHOENIX EQUITY PLANNING CORPORATION--SHAREHOLDER SERVICES

                                 (800) 243-1574
                          REGISTRANT'S TELEPHONE NUMBER
                               ------------------

                        COUNSEL AND CHIEF LEGAL OFFICER:
                           MATTHEW A. SWENDIMAN, ESQ.
                                     COUNSEL
                         PHOENIX LIFE INSURANCE COMPANY
                                ONE AMERICAN ROW
                        HARTFORD, CONNECTICUT 06102-5056

                              JOHN R. FLORES, ESQ.
                  VICE PRESIDENT, LITIGATION/EMPLOYMENT COUNSEL

                         PHOENIX LIFE INSURANCE COMPANY
                                ONE AMERICAN ROW
                             HARTFORD, CT 06102-5056
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)
                               ------------------

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):
    [ ]  IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b)
    |X|  ON FEBRUARY 28, 2005 PURSUANT TO PARAGRAPH (b), OR
    [ ]  60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(i)
    [ ]  ON               PURSUANT TO PARAGRAPH (a)(i)
    [ ]  75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(ii)
    [ ]  ON               PURSUANT TO PARAGRAPH (a)(ii) OF RULE 485

 IF APPROPRIATE, CHECK THE FOLLOWING BOX:
    [ ] THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A
        PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

================================================================================

       PHOENIX SERIES FUND
--------------------------------------------------------------------------------


       TABLE OF CONTENTS


       Phoenix Balanced Fund
          Investment Risk and Return Summary................................  1
          Fund Fees and Expenses............................................  6
          Management of the Fund............................................  7
       Phoenix Core Bond Fund
          Investment Risk and Return Summary................................  9
          Fund Fees and Expenses............................................ 13
          Management of the Fund............................................ 14
       Phoenix-Engemann Capital Growth Fund
          Investment Risk and Return Summary................................ 16
          Fund Fees and Expenses............................................ 19
          Management of the Fund............................................ 20
       Phoenix-Engemann Mid-Cap Growth Fund
          Investment Risk and Return Summary................................ 22
          Fund Fees and Expenses............................................ 25
          Management of the Fund............................................ 26
       Phoenix-Goodwin High Yield Fund
          Investment Risk and Return Summary................................ 28
          Fund Fees and Expenses............................................ 33
          Management of the Fund............................................ 34
       Phoenix-Goodwin Money Market Fund
          Investment Risk and Return Summary................................ 36
          Fund Fees and Expenses............................................ 40
          Management of the Fund............................................ 41
       Additional Investment Techniques..................................... 42
       Pricing of Fund Shares............................................... 45
       Sales Charges........................................................ 47
       Your Account......................................................... 50
       How to Buy Shares.................................................... 52
       How to Sell Shares................................................... 52
       Things You Should Know When Selling Shares........................... 53
       Account Policies..................................................... 55
       Investor Services and Other Information.............................. 58
       Tax Status of Distributions.......................................... 59
       Financial Highlights................................................. 60

Prospectus

> F E B R U A R Y  2 8 , 2 0 0 5




                                        Do you want to
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                                   fund documents by mail?

                                            Go to
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                                     log in and sign up
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Phoenix Balanced Fund

Phoenix Core Bond Fund

Phoenix-Engemann Capital Growth Fund

Phoenix-Engemann Mid-Cap Growth Fund

Phoenix-Goodwin High Yield Fund

Phoenix-Goodwin Money Market Fund





                                 Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                 This prospectus contains important information that you should know before investing in Phoenix Balanced Fund, Phoenix Core Bond Fund, Phoenix-Engemann Capital Growth Fund, Phoenix-Engemann Mid-Cap Growth Fund, Phoenix-Goodwin High Yield Fund, and Phoenix-Goodwin Money Market Fund. Please read it carefully and retain it for future reference.


[LOGO] PHOENIX
       INVESTMENT PARTNERS, LTD.

       Committed to Investor Success(R)

PHOENIX EQUITY PLANNING CORPORATION
P.O. Box 150480
Hartford, CT 06115-0480



[LOGO] PHOENIX
       INVESTMENT PARTNERS, LTD.

       A member of The Phoenix Companies, Inc.

ADDITIONAL INFORMATION

You can find more information about the Funds in the following documents:

ANNUAL AND SEMIANNUAL REPORTS
Annual and semiannual reports contain more information about the Funds' investments. The annual report discusses the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds. It is incorporated by reference and is legally part of the prospectus. You may obtain a free copy of these documents by writing to Phoenix Equity Planning Corporation, 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480, by calling 1-800-243-4361, or by visiting PhoenixInvestments.com to send an email request.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-942-8090. This information is also available on the SEC's Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC,Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Mutual Fund Services: 1-800-243-1574
Advisor Consulting Group: 1-800-243-4361
Text Telephone: 1-800-243-1926





NOT INSURED BY FDIC/NCUSIF OR ANY FEDERAL GOVERNMENT AGENCY.
NO BANK GUARANTEE. NOT A DEPOSIT. MAY LOSE VALUE.

Investment Company Act file No. 811-810
PXP393                                                                     2-05

PHOENIX BALANCED FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------



INVESTMENT OBJECTIVES


Phoenix Balanced Fund has investment objectives of reasonable income, long-term capital growth and conservation of capital. There is no guarantee that the fund will achieve its objectives.


PRINCIPAL INVESTMENT STRATEGIES


> Under normal market circumstances, the fund invests at least 65% of its assets in common stocks and fixed income securities of both U.S. and foreign issuers. Generally, the fund invests approximately 60% in equity securities and 40% in fixed income securities.

> The adviser manages the fund's investment program, the general operations of the fund and the day-to-day management of the fund's fixed income investment portfolio. The subadviser is responsible for the day-to-day management of the fund's equity investment portfolio.

> The subadviser uses a blended approach in its equity security selection process, combining a pursuit of growth and income. Equity securities are selected by first using a screening process targeting investment criteria such as valuation, profitability, near term momentum, long term growth and financial stability. For the few hundred of the approximately 1,500 companies that survive this screening process, the subadviser projects future growth in earnings and dividends, earnings momentum and relative under-valuation based on individual company prospects, industry trends and macroeconomic conditions. From this analysis, the subadviser develops target prices and value ranges and selects a diversified portfolio of top-rated securities for purchase.

> As to the equity portion of the fund's portfolio, the fund primarily purchases securities of large capitalization companies; however, the fund may purchase equity securities of companies in the small and medium capitalization ranges. At December 31, 2004, the market capitalization range for the equity portion of the fund's portfolio was $2.0 billion to $385.88 billion.

>        Fixed income securities are selected using a sector rotation approach.
         The adviser seeks to adjust the proportion of fund investment in various sectors and the selections within sectors to obtain higher relative returns. The adviser selects those sectors that it believes offer attractive values. Securities within sectors are selected based on general economic and financial conditions, and the issuer's business, management, cash, assets, earnings and stability. Securities selected for investment are those that the adviser believes offer the best potential for total return based on risk-to-reward tradeoff.

                                                        Phoenix Balanced Fund  1

> Interest rate risk is managed by a duration neutral strategy. The adviser attempts to maintain the duration of the fund at a level similar to that of its fixed income benchmark, the Lehman Brothers Aggregate Bond Index. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security's payment pattern. Generally, the longer the maturity the greater the duration and therefore the greater effect interest rate changes have on the price of the security. By maintaining the duration of the fund at a level similar to that of the fund's fixed income benchmark, the adviser believes that the fund's exposure to interest rate risk is more consistent with that benchmark's risk profile than that of a fund that attempts to predict future interest rate changes. On December 31, 2004 the modified adjusted duration of the Lehman Brothers Aggregate Bond Index was 4.34 years; the modified adjusted duration of the fund was 4.48 years.

> Fixed income securities selected for portfolio investment may be of any maturity. However, the adviser attempts to maintain a maturity composition similar to that of its fixed income benchmark in an effort to maintain an interest rate risk profile consistent with its benchmark. Maturity composition refers to the percentage of securities within specific maturity ranges as well as the aggregate weighted average portfolio maturity. On December 31, 2004 the average adjusted maturity of the Lehman Brothers Aggregate Bond Index was 7.09 years; the average adjusted maturity of the fund was 5.63 years.

> As to the fixed income portion of the fund's portfolio, the fund primarily invests in investment-grade securities, including corporate bonds, municipal bonds, agency and non-agency mortgage-backed securities, asset-backed securities and U.S. Treasury securities. The fund may also invest in high yield-high risk securities, commonly referred to as "junk bonds."


Temporary Defensive Strategy: If the adviser believes that market conditions are not favorable to the fund's principal strategies, the fund may hold cash or invest without limit in cash equivalents such as U.S. Government securities and high grade commercial paper. When this allocation happens, the fund may not achieve its investment objective.

Please see "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.

GENERAL

The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for fund investment. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved or that the value of the fund's investments that supports your share value will increase. If the value of fund investments decreases, your share value will decrease.

2  Phoenix Balanced Fund

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

CREDIT RISK

Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, securities rated below investment grade (high yield-high risk securities) have a greater chance that the issuer will be unable to make such payments when due. Credit risk is determined at the date of investment. If after the date of purchase the rating declines, the fund is not obligated to sell the security.


EQUITY SECURITIES

Generally, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular industries (such as news about the success or failure of a new product).

o LARGER MARKET CAPITALIZATION COMPANIES. Companies with large capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a fund's value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

o SMALL AND MEDIUM CAPITALIZATION COMPANIES. Companies with smaller capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.


FOREIGN INVESTING

Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, including so called "emerging market" countries (countries with less developed markets), as well as less public information about foreign investments, may negatively impact the fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries and their companies. They may also have more obstacles to financial success.

                                                        Phoenix Balanced Fund  3

HIGH YIELD-HIGH RISK SECURITIES

High yield-high risk securities entail greater volatility and credit and interest rate risk than investment grade securities. Analysis of the creditworthiness of high yield-high risk issuers is more complex than for higher-grade securities, making it more difficult for the adviser to accurately predict risk. There is a greater risk with high yield-high risk securities that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities.


INTEREST RATE RISK


Interest rate trends can have an effect on the value of your shares. If interest rates rise, the value of debt securities generally will fall. Because the fund may hold securities with longer maturities, the net asset value of the fund may experience greater price fluctuations in response to changes in interest rates than funds that hold only securities with short-term maturities. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.


LONG-TERM MATURITIES

Fixed income securities with longer maturities may be subject to greater price fluctuations due to interest rate, tax law and general market changes.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

Early payoffs on the underlying loans in mortgage-backed and asset-backed securities may result in the fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest the proceeds at lower interest rates, causing the fund to earn less than if the prepayments had not occurred.

MUNICIPAL SECURITIES


Principal and interest payments on municipal securities may not be guaranteed by the issuing entity and may be payable only from monies derived from a particular source (so called "revenue bonds"). If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and can be temporarily affected by large purchases and sales, including those by the fund. General conditions in the financial markets and the size of a particular offering may also negatively affect municipal securities' returns.


U.S. GOVERNMENT SECURITIES

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States.

4  Phoenix Balanced Fund

PERFORMANCE TABLES


The bar chart and table below provide some indication of the risks of investing in the Phoenix Balanced Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table below shows how the fund's average annual returns compare to those of two broad-based securities market indices and to a "balanced" benchmark. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


[GRAPHIC OMITTED]

CALENDAR YEAR       ANNUAL RETURN (%)

    1995                 23.39
    1996                  8.58
    1997                 18.33
    1998                 18.52
    1999                 10.76
    2000                 -0.38
    2001                  1.92
    2002                -11.56
    2003                 18.60
    2004                  7.17


(1) The fund's annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 13.59% (quarter ending December 31, 1998) and the lowest return for a quarter was -8.96% (quarter ending September 30, 2002).

-----------------------------------------------------------------------------------------------------------------
   AVERAGE ANNUAL TOTAL RETURNS
   (FOR THE PERIODS ENDED 12/31/04)(2)                       1 YEAR             5 YEARS           10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class A
-----------------------------------------------------------------------------------------------------------------
      Return Before Taxes                                     1.00%              1.47%              8.39%
-----------------------------------------------------------------------------------------------------------------
      Return After Taxes on Distributions(3)                 -0.16%             -0.05%              5.62%
-----------------------------------------------------------------------------------------------------------------
      Return After Taxes on Distributions and Sale of         1.60%              0.53%              5.69%
      Fund Shares(3)
-----------------------------------------------------------------------------------------------------------------
   Class B
-----------------------------------------------------------------------------------------------------------------
      Return Before Taxes                                     2.36%              1.91%              8.22%
-----------------------------------------------------------------------------------------------------------------
   Lehman Brothers Aggregate Bond Index(4)                    4.34%              7.71%              7.72%
-----------------------------------------------------------------------------------------------------------------
   S&P 500(R) Index(5)                                       10.86%             -2.31%             12.11%
-----------------------------------------------------------------------------------------------------------------
   Balanced Benchmark(6)                                      8.29%              1.98%             10.69%
-----------------------------------------------------------------------------------------------------------------

(2) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4) The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

(5) The S&P 500(R) Index is a market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

(6) The Balanced Benchmark is a composite index consisting of 60% S&P 500(R) Index and 40% Lehman Brothers Aggregate Bond Index. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.


                                                        Phoenix Balanced Fund  5

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------



This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                    CLASS A                    CLASS B
                                                                    SHARES                     SHARES
                                                                    ------                     ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                        5.75%                      None

Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)             None                       5%(a)

Maximum Sales Charge (load) Imposed on Reinvested
Dividends                                                            None                       None

Redemption Fee                                                       None                       None

Exchange Fee                                                         None                       None
                                                          --------------------------------------------------------

                                                                    CLASS A                    CLASS B
                                                                    SHARES                     SHARES
                                                                    ------                     ------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                      0.55%                      0.55%

Distribution and Service (12b-1) Fees(b)                             0.25%                      1.00%


Other Expenses                                                       0.26%                      0.26%
                                                                     -----                      ----

TOTAL ANNUAL FUND OPERATING EXPENSES                                 1.06%                      1.80%
                                                                     =====                      =====


-----------------------
(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.


(b) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the NASD.



EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

6  Phoenix Balanced Fund

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------

   Class A                      $677                  $893                  $1,126                $1,795
-----------------------------------------------------------------------------------------------------------------
   Class B                      $584                  $769                  $  980                $1,930

-----------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------

   Class B                      $184                  $569                  $  980                $1,930

-----------------------------------------------------------------------------------------------------------------



MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------



THE ADVISER AND SUBADVISER

Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 13 fund companies totaling 37 mutual funds and as adviser to institutional clients. As of December 31, 2004, Phoenix had $21.8 billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

Engemann Asset Management ("Engemann") is the investment subadviser to the fund and is located at 600 North Rosemead Boulevard, Pasadena, California 91107. Engemann acts as adviser to four fund companies totaling eight mutual funds, as subadviser to five fund companies totaling nine mutual funds and as investment adviser to institutions and individuals. As of December 31, 2004, Engemann had $3.8 billion in assets under management. Engemann is an affiliate of Phoenix and has been an investment adviser since 1969.

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program, the general operations of the fund and the day-to-day management of the fund's fixed income investment portfolio. Engemann, as subadviser, is responsible for the day-to-day management of the fund's equity investment portfolio. Phoenix and Engemann manage the fund's assets to conform with the investment policies as described in this prospectus.


The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:

                                                        Phoenix Balanced Fund  7

-----------------------------------------------------------------------------------------------------------------

                                       First $1 billion    $1+ billion through $2 billion      $2+ billion

-----------------------------------------------------------------------------------------------------------------
   Management Fee                           0.55%                      0.50%                      0.45%
-----------------------------------------------------------------------------------------------------------------


Phoenix pays Engemann a subadvisory fee on the value of the equity portion of the fund's portfolio at the following rates:

-----------------------------------------------------------------------------------------------------------------
                                       First $1 billion    $1+ billion through $2 billion      $2+ billion
-----------------------------------------------------------------------------------------------------------------
   Subadvisory Fee                          0.275%                     0.25%                      0.225%
-----------------------------------------------------------------------------------------------------------------

During the fund's last fiscal year, the fund paid total management fees of $5,474,743. The ratio of management fees to average net assets for the fiscal year ended October 31, 2004 was 0.55%.


PORTFOLIO MANAGEMENT

Investment and trading decisions for the fund are made by a team of equity professionals and a team of fixed-income professionals.


Dong Hao Zhang is the leader of the equity investment team and as such is primarily responsible for the day-to-day decisions related to the equity holdings in the fund's portfolio. Mr. Zhang is also the equity team leader for the Phoenix Strategic Allocation Fund and Phoenix Value Equity Fund; he is a member of the equity team that manages other of the Phoenix Funds. Mr. Zhang joined Engemann in 2005 and has been with Phoenix since 1997. Mr. Zhang is Managing Director, Portfolio Manager of Engemann.

David L. Albrycht is the leader of the fixed income investment team and as such is primarily responsible for the day-to-day decisions related to the fixed income holdings in the fund's portfolio. Mr. Albrycht is also Portfolio Manager of the Phoenix-Goodwin Multi-Sector Fixed Income Fund and Phoenix-Goodwin Multi-Sector Short Term Bond Fund. Mr. Albrycht is a Managing Director, Fixed Income of Phoenix and has managed fixed income portfolios for Phoenix since 1992. He held various investment management positions with Phoenix Life Insurance Company, an affiliate of Phoenix, from 1989 through 1995.


8  Phoenix Balanced Fund

PHOENIX CORE BOND FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES

Phoenix Core Bond Fund has an investment objective to seek both current income and capital appreciation. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES


> Under normal circumstances, the fund invests at least 80% of its assets in investment grade bonds of U.S. issuers. "Bonds" are fixed income debt securities of various types of issuers, including corporate bonds, short-term instruments, U.S. Government securities, mortgage-backed and asset-backed securities, collateralized mortgage obligations (CMOs) and municipal securities. Investment grade bonds are those with credit ratings, at the time of acquisition, within the four highest rating categories, or if unrated, those that the adviser determines, pursuant to procedures reviewed and approved by the Board of Trustees, are of comparable quality. The fund intends to maintain an average credit quality of "A" or better as rated by Moody's Investors Services, Inc. or Standard & Poor's. The fund's policy of investing 80% of its assets in bonds may be changed only upon 60 days written notice to shareholders.

> Securities are selected using a "sector rotation" approach. The adviser seeks to adjust the portion of fund investment in various "sectors," such as U.S. corporates, foreign corporates, U.S. Governments and foreign governments, as well as asset-backed, mortgage-backed and municipal bonds, and the selections within sectors to obtain higher relative returns. The adviser selects those sectors that it believes offer attractive values. Securities within sectors are selected based on general economic and financial conditions and the issuer's business, management, cash, assets, earnings and stability. Securities selected for investment are those that the adviser believes offer the best potential for total return based on risk-to-reward tradeoff.

> Interest rate risk is managed by a duration neutral strategy. The adviser attempts to maintain the duration of the fund at a level similar to that of its benchmark, the Lehman Brothers Aggregate Bond Index. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security's payment pattern. Generally, the longer the maturity the greater the duration and therefore the greater effect interest rate changes have on the price of the security. By maintaining the duration of the fund at a level similar to that of the fund's benchmark, the adviser believes that the fund's exposure to interest rate risk is more consistent with its benchmark's risk profile than that of a fund that attempts to predict future interest rate changes. On December 31, 2004, the modified adjusted duration of the Lehman Brothers Aggregate Bond Index was 4.34 years; the modified adjusted duration of the fund was
         4.80 years.

                                                       Phoenix Core Bond Fund  9

>        Securities selected for fund investment may be of any maturity.
         However, the adviser attempts to maintain a maturity composition similar to that of its benchmark in an effort to maintain an interest rate risk profile consistent with the benchmark. Maturity composition refers to the percentage of securities within specific maturity ranges as well as the aggregate weighted average fund maturity. On December 31, 2004, the average maturity of the Lehman Brothers Aggregate Bond Index was 7.09 years; the average adjusted maturity of the fund was
         6.93 years.

> Securities are generally sold when the adviser believes the issue has realized its value or to take advantage of attractive values in other sectors.


Please see "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES If you invest in this fund, you risk losing your investment.

GENERAL

The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for fund investment. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved or that the value of the fund's investments that supports your share value will increase. If the value of fund investments decreases, your share value will decrease.

CREDIT RISK

Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, the lower a security's credit rating, the greater the chance that the issuer will be unable to make such payments when due. Credit risk is determined at the date of investment. If after the date of purchase the rating declines, the fund is not obligated to sell the security.

INTEREST RATE RISK


Interest rate trends can have an effect on the value of your shares. If interest rates rise, the value of debt securities generally will fall. Because the fund may hold securities with longer maturities, the net asset value of the fund may experience greater price fluctuations in response to changes in interest rates than funds that hold only securities with short-term maturities. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.


MORTGAGED-BACKED AND ASSET-BACKED SECURITIES AND CMOs


The value of mortgage-backed and other asset-backed securities, including pass-through type securities and CMOs may fluctuate to a greater degree than other debt securities in response to interest rate changes. Mortgage-backed and asset-backed securities are generally subject to higher prepayment risks than most other types of debt securities. It is difficult to predict cash

10  Phoenix Core Bond Fund
flows from mortgage-backed and asset-backed securities due to the variability of prepayments. Prepayments also tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest proceeds at lower interest rates than if such prepayment had not occurred.


MUNICIPAL SECURITIES


Principal and interest payments on municipal securities may not be guaranteed by the issuing entity and may be payable only from monies derived from a particular source (so-called "revenue bonds"). If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and can be temporarily affected by large purchases and sales, including those by the fund. General conditions in the financial markets and the size of a particular offering may also negatively affect municipal securities' returns.


U.S. GOVERNMENT SECURITIES


Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States.


                                                      Phoenix Core Bond Fund  11

PERFORMANCE TABLES


The bar chart and table below provide some indication of the risks of investing in the Phoenix Core Bond Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table below shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

[GRAPHIC OMITTED]

CALENDAR YEAR       ANNUAL RETURN (%)

    1995                 17.24
    1996                  1.93
    1997                  9.19
    1998                  6.56
    1999                 -2.96
    2000                  9.39
    2001                  7.58
    2002                  5.22
    2003                  2.81
    2004                  2.79


(1) The fund's annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 6.09% (quarter ending June 30, 1995) and the lowest return for a quarter was -2.62% (quarter ending June 30, 2004).

---------------------------------------------------------------------------------------------------------------
                                                                                          SINCE INCEPTION(3)
   AVERAGE ANNUAL TOTAL RETURNS                                                         -----------------------
   (FOR THE PERIODS ENDED 12/31/04)(2)         1 YEAR        5 YEARS        10 YEARS           CLASS C
---------------------------------------------------------------------------------------------------------------
   Class A
---------------------------------------------------------------------------------------------------------------
       Return Before Taxes                     -2.09%         4.50%          5.34%               --
---------------------------------------------------------------------------------------------------------------
       Return After Taxes on Distributions(4)  -3.93%         2.14%          2.92%               --
---------------------------------------------------------------------------------------------------------------
       Return After Taxes on Distributions     -1.38%         2.39%          3.05%               --
       and Sale of Fund Shares(4)
---------------------------------------------------------------------------------------------------------------
   Class B
---------------------------------------------------------------------------------------------------------------
       Return Before Taxes                     -1.84%         4.74%          5.05%               --
---------------------------------------------------------------------------------------------------------------
   Class C
---------------------------------------------------------------------------------------------------------------
       Return Before Taxes                      1.93%         4.75%           --                4.44%
---------------------------------------------------------------------------------------------------------------
   Lehman Brothers Aggregate Bond Index(5)      4.34%         7.71%          7.72%              7.42%
---------------------------------------------------------------------------------------------------------------

(2) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.

(3) Class C Shares since October 12, 1999.

(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(5) The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.


12  Phoenix Core Bond Fund

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                               CLASS A          CLASS B           CLASS C
                                                               SHARES           SHARES            SHARES
                                                               ------           ------            ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                   4.75%             None             None

Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)        None             5%(a)             1%(b)

Maximum Sales Charge (load) Imposed on Reinvested
Dividends                                                       None              None             None

Redemption Fee                                                  None              None             None

Exchange Fee                                                    None              None             None
                                                          -----------------------------------------------------
                                                               CLASS A          CLASS B           CLASS C
                                                               SHARES           SHARES            SHARES
                                                               ------           ------            ------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                 0.45%            0.45%             0.45%

Distribution and Service (12b-1) Fees(c)                        0.25%            1.00%             1.00%


Other Expenses                                                  0.48%            0.48%             0.48%
                                                                -----            -----             -----

TOTAL ANNUAL FUND OPERATING EXPENSES                            1.18%            1.93%             1.93%
                                                                =====            =====             =====


-----------------------
(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.


(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the NASD.



EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                      Phoenix Core Bond Fund  13

------------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
------------------------------------------------------------------------------------------------------------------

   Class A                      $590                  $832                  $1,093                $1,839
------------------------------------------------------------------------------------------------------------------
   Class B                      $596                  $806                  $1,042                $2,059
------------------------------------------------------------------------------------------------------------------
   Class C                      $296                  $606                  $1,042                $2,254

------------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

------------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
------------------------------------------------------------------------------------------------------------------

   Class B                      $196                  $606                  $1,042                $2,059
------------------------------------------------------------------------------------------------------------------
   Class C                      $196                  $606                  $1,042                $2,254

------------------------------------------------------------------------------------------------------------------



MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISER


Phoenix Investment Counsel, Inc. ("Phoenix") is investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as investment adviser to 13 fund companies totaling 37 mutual funds and as adviser to institutional clients. As of December 31, 2004, Phoenix had $21.8 billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program, the general operations of the fund and the day-to-day management of the fund's portfolio. Phoenix manages the fund's assets to conform with the investment policies as described in this prospectus.

The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:


-----------------------------------------------------------------------------------------------------------------
                                           1st billion       $1+ billion through $2 billion      $2+ billion
-----------------------------------------------------------------------------------------------------------------
   Management Fee                             0.45%                      0.40%                      0.35%
-----------------------------------------------------------------------------------------------------------------


During the fund's last fiscal year, the fund paid total management fees of $466,142. The ratio of management fees to average net assets for the fiscal year ended October 31, 2004 was 0.45%.


14  Phoenix Core Bond Fund

PORTFOLIO MANAGEMENT


Christopher J. Kelleher and Cynthia A. Beaulieu serve as Co-Portfolio Managers of the fund and as such are primarily responsible for the day-to-day management of the fund's portfolio. Mr. Kelleher is Managing Director of Phoenix and has been with Phoenix for 19 years. Mr. Kelleher is a Certified Public Accountant and has earned the right to use the Chartered Financial Analyst designation. Ms. Beaulieu is Managing Director of Phoenix. She serves as Portfolio Manager for institutional client portfolios and is responsible for managing the investment activity of several insurance company portfolios. Since joining Phoenix in 1994, Ms. Beaulieu has held a number of positions of increasing responsibility, including trading, credit research and portfolio management. She earned a B.S. in finance from La Salle University and has 13 years of investment experience.




                                                      Phoenix Core Bond Fund  15

PHOENIX-ENGEMANN CAPITAL GROWTH FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES

Phoenix-Engemann Capital Growth Fund has an investment objective of long-term capital appreciation. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES


> Under normal circumstances, the fund invests at least 65% of its assets in common stocks, which the subadviser believes to have appreciation potential. Although the fund may invest in issuers of any capitalization, the fund generally invests principally in larger cap stocks. At December 31, 2004, the market capitalization of the issuers in which the fund was invested ranged from $5.95 billion to $385.88 billion.

> The adviser manages the fund's investment program and general operation of the fund and the subadviser manages the investments of the fund. The subadviser seeks growth through disciplined, diversified investments in stocks that the subadviser believes have the ability to increase their profits year after year at a faster rate than the average company. The portfolio will have a high-quality rating, considered A or better, as defined by Value Line, an independent rating firm. Securities are analyzed using a bottom-up approach. The subadviser focuses on companies that it believes have consistent, substantial earnings growth, strong management with a commitment to shareholders, financial strength and a favorable long-term outlook.


> Generally, stocks are sold when the subadviser believes the growth rate of the stock will drop over the long term or there is a negative change in fundamentals.

Temporary Defensive Strategy: If the adviser believes that market conditions are not favorable to the fund's principal strategies, the fund may invest in fixed income securities with or without warrants or conversion features and it may hold cash or invest without limit in cash equivalents. When this allocation happens, the fund may not achieve its investment objective.

Please see "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.

GENERAL

The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

16  Phoenix-Engemann Capital Growth Fund

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.


EQUITY SECURITIES

Generally, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular industries (such as news about the success or failure of a new product).

o GROWTH STOCKS. Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks to market changes, tending to drop more sharply when markets fall. Growth-oriented stocks typically underperform when value investing is in favor.

o LARGER MARKET CAPITALIZATION COMPANIES. Companies with large capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a fund's value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.


                                        Phoenix-Engemann Capital Growth Fund  17

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix-Engemann Capital Growth Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table below shows how the fund's average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

[GRAPHIC OMITTED]

CALENDAR YEAR       ANNUAL RETURN (%)

    1995                 33.98
    1996                 14.68
    1997                 23.30
    1998                 29.65
    1999                 29.01
    2000                -18.14
    2001                -35.18
    2002                -25.41
    2003                 25.76
    2004                  4.69

(1) The fund's annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 26.66% (quarter ending December 31, 1999) and the lowest return for a quarter was -29.53% (quarter ending September 30, 2001).


-----------------------------------------------------------------------------------------------------------------
   AVERAGE ANNUAL TOTAL RETURNS
   (FOR THE PERIODS ENDED 12/31/04)(2)                        1 YEAR            5 YEARS           10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class A
-----------------------------------------------------------------------------------------------------------------
      Return Before Taxes                                     -1.36%            -13.26%             4.52%
-----------------------------------------------------------------------------------------------------------------
      Return After Taxes on Distributions(3)                  -1.36%            -13.49%             2.52%
-----------------------------------------------------------------------------------------------------------------
      Return After Taxes on Distributions and Sale            -0.89%            -10.71%             3.24%
      of Fund Shares(3)
-----------------------------------------------------------------------------------------------------------------
   Class B
-----------------------------------------------------------------------------------------------------------------
      Return Before Taxes                                     -0.20%            -12.90%             4.35%
-----------------------------------------------------------------------------------------------------------------
   S&P 500(R) Index(4)                                        10.86%             -2.31%            12.11%
-----------------------------------------------------------------------------------------------------------------
   S&P 500/Barra Growth Index(5)                               6.14%             -7.07%            11.44%
-----------------------------------------------------------------------------------------------------------------

(2) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4) The S&P 500(R) Index is a market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

(5) The S&P 500/Barra Growth Index is a market capitalization-weighted index of growth-oriented, large capitalization U.S. companies with higher price to book ratios. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.


18  Phoenix-Engemann Capital Growth Fund

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------



This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                    CLASS A                    CLASS B
                                                                    SHARES                     SHARES
                                                                    ------                     ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                        5.75%                      None

Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)             None                       5%(a)

Maximum Sales Charge (load) Imposed on Reinvested
Dividends                                                            None                       None

Redemption Fee                                                       None                       None

Exchange Fee                                                         None                       None
                                                          --------------------------------------------------------

                                                                    CLASS A                    CLASS B
                                                                    SHARES                     SHARES
                                                                    ------                     ------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                      0.70%                      0.70%

Distribution and Service (12b-1) Fees(b)                             0.25%                      1.00%


Other Expenses                                                       0.39%                      0.39%
                                                                     -----                      -----

TOTAL ANNUAL FUND OPERATING EXPENSES                                 1.34%                      2.09%
                                                                     =====                      =====


-----------------------
(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(b) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the NASD.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        Phoenix-Engemann Capital Growth Fund  19

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------

   Class A                      $704                  $975                  $1,267                $2,095
-----------------------------------------------------------------------------------------------------------------
   Class B                      $615                  $864                  $1,139                $2,261

-----------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------

   Class B                      $215                  $664                  $1,139                $2,261

-----------------------------------------------------------------------------------------------------------------



MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------



THE ADVISER AND SUBADVISER

Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 13 fund companies totaling 37 mutual funds and as adviser to institutional clients. As of December 31, 2004, Phoenix had $21.8 billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

Engemann Asset Management ("Engemann") is the investment subadviser to the fund and is located at 600 North Rosemead Boulevard, Pasadena, California 91107. Engemann acts as adviser to four fund companies totaling eight mutual funds, as subadviser to five fund companies totaling nine mutual funds and as investment adviser to institutions and individuals. As of December 31, 2004, Engemann had $3.8 billion in assets under management. Engemann is an affiliate of Phoenix and has been an investment adviser since 1969.


Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the general operations of the fund. Engemann, as subadviser, is responsible for day-to-day management of the fund's portfolio. Engemann manages the fund's assets to conform with the investment policies as described in this prospectus.

The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:

-----------------------------------------------------------------------------------------------------------------
                                                                    $1+ billion
                                           1st billion           through $2 billion           $2+ billion
-----------------------------------------------------------------------------------------------------------------
   Management Fee                             0.70%                    0.65%                     0.60%
-----------------------------------------------------------------------------------------------------------------

20  Phoenix-Engemann Capital Growth Fund

Phoenix pays Engemann a subadvisory fee at the following rates, subject to a minimum fee of $3 million.

--------------------------------------------------------------------------------
                                          Up to
                                       $3 billion                 $3+ billion
--------------------------------------------------------------------------------
   Subadvisory Fee                       0.10%                       0.30%
--------------------------------------------------------------------------------


During the fund's last fiscal year, the fund paid total management fees of $6,434,917. The ratio of management fees to average net assets for the fiscal year ended October 31, 2004 was 0.70%.


PORTFOLIO MANAGEMENT


A team of equity professionals led by Gretchen Lash makes investment and trading decisions for the fund. Ms. Lash oversees the research and portfolio management function at Engemann, and has been the Chief Executive Officer, President, Chief Investment Officer and Portfolio Manager for Engemann since May 2003. Ms. Lash joined Engemann in October 2001 as Chief Investment Officer and Portfolio Manager. Prior to joining Engemann, Ms. Lash was a Principal and Portfolio Manager for William Blair & Co. from 1997 to October 2001. Ms. Lash earned the right to use the Chartered Financial Analyst designation in 1992. She was a panelist on CNBC's former television program, Louis Rukeyser's Wall Street, and is a continuing contributor to Louis Rukeyser's Mutual Funds newsletter.


                                        Phoenix-Engemann Capital Growth Fund  21

PHOENIX-ENGEMANN MID-CAP GROWTH FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------



INVESTMENT OBJECTIVE


Phoenix-Engemann Mid-Cap Growth Fund has an investment objective of capital appreciation. There is no guarantee that the fund will achieve its objective.


PRINCIPAL INVESTMENT STRATEGIES


> Under normal circumstances, the fund invests at least 80% of its assets in equity securities of companies that have market capitalizations of between $2 to $10 billion at the time of purchase. The fund may invest in companies with lower or higher market capitalizations. Equity securities in which the fund invests include common and preferred stocks, and securities convertible into common stocks. At December 31, 2004, the market capitalization of the issurers in which the fund was invested ranged from $1.55 billion to $16.30 billion. The fund's policy of investing 80% of its assets in mid-cap companies may be changed only upon 60 days written notice to shareholders.


> The adviser manages the fund's investment program and general operation of the fund and the subadviser manages the investments of the fund. The subadviser seeks growth through disciplined investment in stocks of companies that the subadviser believes have the ability to increase their profits year after year at a much faster rate than the average company. The subadviser manages the fund's portfolio from a top-down sector focus based upon market and economic conditions. Securities are then analyzed using a bottom-up approach. The subadviser focuses on companies that it believes have potential for substantial earnings growth and have strong management with a commitment to shareholders, financial strength and a favorable long-term outlook.

> Generally, stocks are sold when the subadviser believes the growth rate of the stock will drop over the long term.


> The subadviser's investment strategies may result in a higher portfolio turnover rate for the fund. High portfolio turnover rates may increase brokerage and other transaction costs to the fund, may negatively affect fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.

Temporary Defensive Strategy: If the adviser believes that market conditions are not favorable to the fund's principal strategies, the fund may invest in fixed income securities with or without warrants or conversion features and it may hold cash or invest without limit in cash equivalents. When this allocation happens, the fund may not achieve its investment objective.


Please see "Additional Investment Techniques" for other investment techniques of the fund.

22 Phoenix-Engemann Mid-Cap Growth Fund

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.

GENERAL

The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.


EQUITY SECURITIES

Generally, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular industries (such as news about the success or failure of a new product).

o GROWTH STOCKS. Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks to market changes, tending to drop more sharply when markets fall. Growth-oriented stocks typically underperform when value investing is in favor.

o SMALL AND MEDIUM CAPITALIZATION COMPANIES. Companies with smaller capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.


                                        Phoenix-Engemann Mid-Cap Growth Fund  23

PERFORMANCE TABLES


The bar chart and table below provide some indication of the risks of investing in the Phoenix-Engemann Mid-Cap Growth Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table below shows how the fund's average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


[GRAPHIC OMITTED]

CALENDAR YEAR       ANNUAL RETURN (%)

    1995                 51.71
    1996                 11.09
    1997                 19.37
    1998                 30.44
    1999                 83.65
    2000                -17.33
    2001                -36.45
    2002                -32.02
    2003                 37.28
    2004                  8.42


(1) The fund's annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 52.01% (quarter ending December 31, 1999) and the lowest return for a quarter was -36.28% (quarter ending March 31, 2001).

------------------------------------------------------------------------------------------------------------------
                                                                                             SINCE INCEPTION(3
   AVERAGE ANNUAL TOTAL RETURNS                                                            -----------------------
   (FOR THE PERIODS ENDED 12/31/04)(2)                  1 YEAR       5 YEARS     10 YEARS         CLASS C
------------------------------------------------------------------------------------------------------------------
   Class A
------------------------------------------------------------------------------------------------------------------
      Return Before Taxes                                2.18%       -12.66%       9.37%              --
------------------------------------------------------------------------------------------------------------------
      Return After Taxes on Distributions(4)             2.18%       -12.98%       6.81%              --
------------------------------------------------------------------------------------------------------------------
      Return After Taxes on Distributions and Sale                                                    --
      of Fund Shares(4)                                  1.42%       -10.26%       6.77%
------------------------------------------------------------------------------------------------------------------
   Class B
------------------------------------------------------------------------------------------------------------------
      Return Before Taxes                                3.64%       -12.28%       9.21%              --
------------------------------------------------------------------------------------------------------------------
   Class C
------------------------------------------------------------------------------------------------------------------
      Return Before Taxes                                7.64%          --          --              -8.47%
------------------------------------------------------------------------------------------------------------------
   S&P 500(R) Index(5)                                  10.86%        -2.31%      12.11%             0.19%
------------------------------------------------------------------------------------------------------------------
   Russell Midcap(R) Growth Index(6)                    15.48%        -3.36%      11.23%             0.86%
------------------------------------------------------------------------------------------------------------------

(2) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.

(3) Class C Shares since January 2, 2001.

(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(5) The S&P 500(R) Index is a market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

(6) The Russell Midcap(R) Growth Index is a market capitalization-weighted index of medium-capitalization, growth-oriented stocks of U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.


24  Phoenix-Engemann Mid-Cap Growth Fund

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------



This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                     CLASS A        CLASS B       CLASS C
                                                                     SHARES         SHARES        SHARES
                                                                     ------         ------        ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a percentage
of offering price)                                                    5.75%          None          None

Maximum Deferred Sales Charge (load) (as a percentage of the
lesser of the value redeemed or the amount invested)                  None           5%(a)         1%(b)

Maximum Sales Charge (load) Imposed on Reinvested Dividends           None           None          None

Redemption Fee                                                        None           None          None

Exchange Fee                                                          None           None          None
                                                                  --------------------------------------------

                                                                     CLASS A        CLASS B       CLASS C
                                                                     SHARES         SHARES        SHARES
                                                                     ------         ------        ------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)


Management Fees                                                       0.82%          0.82%         0.82%

Distribution and Service (12b-1) Fees(c)                              0.25%          1.00%         1.00%

Other Expenses                                                        0.42%          0.42%         0.42%
                                                                      -----          -----         -----

TOTAL ANNUAL FUND OPERATING EXPENSES                                  1.50%          2.25%         2.25%
                                                                      =====          =====         =====


-----------------------
(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the NASD.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        Phoenix-Engemann Mid-Cap Growth Fund  25

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------

   Class A                      $719                $1,022                  $1,346                $2,263
-----------------------------------------------------------------------------------------------------------------
   Class B                      $627                $  900                  $1,200                $2,386
-----------------------------------------------------------------------------------------------------------------
   Class C                      $327                $  700                  $1,200                $2,575

-----------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------

   Class B                      $227                $  700                  $1,200                $2,386
-----------------------------------------------------------------------------------------------------------------
   Class C                      $227                $  700                  $1,200                $2,575

-----------------------------------------------------------------------------------------------------------------



MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------



THE ADVISER AND SUBADVISER

Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 13 fund companies totaling 37 mutual funds and as adviser to institutional clients. As of December 31, 2004, Phoenix had $21.8 billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

Engemann Asset Management ("Engemann") is the investment subadviser to the fund and is located at 600 North Rosemead Boulevard, Pasadena, California 91107. Engemann acts as adviser to four fund companies totaling eight mutual funds, as subadviser to five fund companies totaling nine mutual funds and as investment adviser to institutions and individuals. As of December 31, 2004, Engemann had $3.8 billion in assets under management. Engemann is an affiliate of Phoenix and has been an investment adviser since 1969.


Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the general operations of the funds. Engemann, as subadviser, is responsible for day-to-day management of the fund's portfolio. Engemann manages the fund's assets to conform with the investment policies as described in this prospectus.

The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:

26  Phoenix-Engemann Mid-Cap Growth Fund

-----------------------------------------------------------------------------------------------------------------
                                         1st $50 million         Next $450 million         Over $500 million
-----------------------------------------------------------------------------------------------------------------
   Management Fee                             0.90%                    0.80%                     0.70%
-----------------------------------------------------------------------------------------------------------------

Phoenix pays Engemann a subadvisory fee at the following rates:

------------------------------------------------------------------------------------------------------------------
                                                         $50 million to     $262 million to          Over
                                      1st $50 million     $262 million        $500 million       $500 million
-----------------------------------------------------------------------------------------------------------------
   Subadvisory Fee                         0.40%              0.30%              0.45%               0.35%
------------------------------------------------------------------------------------------------------------------


During the fund's last fiscal year, the fund paid total management fees of $1,672,518. The ratio of management fees to average net assets for the fiscal year ended October 31, 2004 was 0.83%.


PORTFOLIO MANAGEMENT


Investment and trading decisions for the fund are made by a team of equity investment professionals. Gretchen Lash oversees the research and portfolio management function at Engemann, and has been the Chief Executive Officer, President, Chief Investment Officer and Portfolio Manager for Engemann since May, 2003. Ms. Lash joined Engemann in October, 2001 as Chief Investment Officer and Portfolio Manger. Prior to joining Engemann, Ms. Lash was a Principal and Portfolio Manager for William Blair & Co. Ms. Lash earned the right to use the Chartered Financial Analyst designation in 1992. She was a panelist on CNBC's former television program, Louis Rukeyser's Wall Street, and is a continuing contributor to Louis Rukeyser's Mutual Funds newsletter.







                                        Phoenix-Engemann Mid-Cap Growth Fund  27

PHOENIX-GOODWIN HIGH YIELD FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES

Phoenix-Goodwin High Yield Fund has a primary investment objective to seek high current income and a secondary objective of capital growth. There is no guarantee that the fund will achieve its objectives.

PRINCIPAL INVESTMENT STRATEGIES

> Under normal circumstances, the fund invests at least 80% of its assets in a diversified portfolio of high yield-high risk fixed income securities (commonly referred to as "junk bonds") of both U.S. and foreign (non-U.S.), including emerging markets, issuers.


>        Fixed income securities are selected using a sector rotation approach.
         The adviser seeks to adjust the proportion of fund investments in various sectors (such as emerging markets, mortgages, and industry sectors that may include, among others, telecommunications, gaming and energy) and the selections within sectors to obtain higher relative returns. The adviser selects those sectors that it believes offer attractive values. Securities within sectors are selected based on general economic and financial conditions, and the issuer's business, management, cash, assets, earnings and stability. Securities selected for investment are those that the adviser believes offer the best potential for total return based on risk-to-reward tradeoff.

> Interest rate risk is managed by a duration neutral strategy. The adviser attempts to maintain the duration of the fund at a level similar to that of its style benchmark, Merrill Lynch High Yield Master II Index. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security's payment pattern. Generally, the longer the maturity the greater the duration and therefore the greater effect interest rate changes have on the price of the security. By maintaining the duration of the fund at a level similar to that of the fund's style benchmark, the adviser believes that the fund's exposure to interest rate risk is more consistent with that benchmark's risk profile than that of a fund that attempts to predict future interest rate changes. On December 31, 2004 the modified adjusted duration of the Merrill Lynch High Yield Master II Index was 4.48 years; the modified adjusted duration of the fund was 4.19 years.

> Fixed income securities selected for portfolio investment may be of any maturity. However, the adviser attempts to maintain a maturity composition similar to that of its style benchmark in an effort to maintain an interest rate risk profile consistent with that benchmark. Maturity composition refers to the percentage of securities within

28  Phoenix-Goodwin High Yield Fund
         specific maturity ranges as well as the aggregate weighted average portfolio maturity. On December 31, 2004 the average maturity of the Merrill Lynch High Yield Master II Index was 6.54 years; the average adjusted maturity of the fund was 5.86 years.

> The fund may invest in corporate bonds, agency and non-agency mortgage-backed securities, U.S. and foreign government obligations and emerging market securities.


> The adviser will seek to minimize risk through diversification and continual evaluation of current developments in interest rates and economic conditions.

Temporary Defensive Strategy: If the adviser believes that market conditions are not favorable to the fund's principal strategies, the fund may hold cash or invest without limit in cash equivalents or other fixed income securities. When this allocation happens, the fund may not achieve its investment objective.

Please see "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.

GENERAL

The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for fund investment. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved or that the value of the fund's investments that supports your share value will increase. If the value of fund investments decreases, your share value will decrease.

CREDIT RISK

Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, securities rated below investment grade (high yield-high risk securities) have a greater chance that the issuer will be unable to make such payments when due. Credit risk is determined at the date of investment. If after the date of purchase the rating declines, the fund is not obligated to sell the security.


EMERGING MARKET INVESTING


Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval may be required in some developing countries for the release of investment income, capital and sale proceeds to foreign investors, and some developing countries may limit the extent of foreign investment in domestic companies. Emerging market countries often suffer from currency devaluation and higher rates of inflation.

                                             Phoenix-Goodwin High Yield Fund  29

FOREIGN INVESTING

Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.

HIGH YIELD-HIGH RISK SECURITIES

High yield-high risk securities (junk bonds) entail greater price volatility and credit and interest rate risk than investment grade securities. Analysis of the creditworthiness of high yield-high risk issuers is more complex than for higher-grade securities, making it more difficult for the adviser to accurately predict risk. There is a greater risk with high yield-high risk securities that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities.

INTEREST RATE RISK


Interest rate trends can have an effect on the value of your shares. If interest rates rise, the value of debt securities generally will fall. Because the fund may hold securities with longer maturities, the net asset value of the fund may experience greater price fluctuations in response to changes in interest rates than funds that hold only securities with short-term maturities. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.


LONG-TERM MATURITIES

Securities with longer maturities may be subject to greater price fluctuations due to interest rate, tax law and general market changes.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

Early payoffs on the underlying loans in mortgage-backed and asset-backed securities may result in the fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest the proceeds at lower interest rates, causing the fund to earn less than if the prepayments had not occurred.

30  Phoenix-Goodwin High Yield Fund

U.S. GOVERNMENT SECURITIES


Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States.


                                             Phoenix-Goodwin High Yield Fund  31

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix-Goodwin High Yield Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table below shows how the fund's average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


[GRAPHIC OMITTED]

CALENDAR YEAR       ANNUAL RETURN (%)

    1995                 17.72
    1996                 17.23
    1997                 13.61
    1998                 -6.72
    1999                 11.73
    2000                 -9.82
    2001                 -6.61
    2002                 -2.99
    2003                 18.65
    2004                  7.96

(1) The fund's annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 10.35% (quarter ending June 30, 1995) and the lowest return for a quarter was -13.86% (quarter ending September 30, 1998).

----------------------------------------------------------------------------------------------------------------
                                                                                            SINCE INCEPTION(3)
   AVERAGE ANNUAL TOTAL RETURNS                                                           ----------------------
   (FOR THE PERIODS ENDED 12/31/04)(2)                  1 YEAR       5 YEARS    10 YEARS          CLASS C
----------------------------------------------------------------------------------------------------------------
   Class A
----------------------------------------------------------------------------------------------------------------
       Return Before Taxes                              2.84%        -0.06%        5.00%            --
----------------------------------------------------------------------------------------------------------------
       Return After Taxes on Distributions(4)           0.39%        -3.49%        1.28%            --
----------------------------------------------------------------------------------------------------------------
       Return After Taxes on Distributions and Sale     1.75%        -2.18%        1.94%            --
       of Fund Shares(4)
----------------------------------------------------------------------------------------------------------------
   Class B
----------------------------------------------------------------------------------------------------------------
       Return Before Taxes                              3.29%         0.16%        4.71%            --
----------------------------------------------------------------------------------------------------------------
   Class C
----------------------------------------------------------------------------------------------------------------
       Return Before Taxes                              7.05%         0.12%         --             0.09%
----------------------------------------------------------------------------------------------------------------
   Lehman Brothers Aggregate Bond Index(5)              4.34%         7.71%        7.72%           6.55%
----------------------------------------------------------------------------------------------------------------
   Merrill Lynch High Yield Master II Index(6)         10.87%         6.69%        8.28%           5.37%
----------------------------------------------------------------------------------------------------------------

(2) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.

(3) Class C Shares since February 27, 1998.

(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(5) The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

(6) The Merrill Lynch High Yield Master II Index measures performance of non-investment grade U.S. domestic bonds. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.


32  Phoenix-Goodwin High Yield Fund

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------



This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                               CLASS A           CLASS B            CLASS C
                                                               SHARES            SHARES             SHARES
                                                               ------            ------             ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                   4.75%             None               None

Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)        None              5%(a)              1%(b)

Maximum Sales Charge (load) Imposed on Reinvested
Dividends                                                       None              None               None

Redemption Fee                                                  None              None               None

Exchange Fee                                                    None              None               None
                                                         ---------------------------------------------------------

                                                               CLASS A           CLASS B            CLASS C
                                                               SHARES            SHARES             SHARES
                                                               ------            ------             ------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                 0.65%             0.65%              0.65%

Distribution and Service (12b-1) Fees(c)                        0.25%             1.00%              1.00%

Other Expenses                                                  0.42%             0.42%              0.42%
                                                                -----             -----              -----

TOTAL ANNUAL FUND OPERATING EXPENSES                            1.32%             2.07%              2.07%
                                                                =====             =====              =====

---------------------------

(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.


(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the NASD.



EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                             Phoenix-Goodwin High Yield Fund  33

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class A                      $603                  $873                  $1,164                $1,990
-----------------------------------------------------------------------------------------------------------------
   Class B                      $610                  $849                  $1,114                $2,208
-----------------------------------------------------------------------------------------------------------------
   Class C                      $310                  $649                  $1,114                $2,400
-----------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class B                      $210                  $649                  $1,114                $2,208
-----------------------------------------------------------------------------------------------------------------
   Class C                      $210                  $649                  $1,114                $2,400
-----------------------------------------------------------------------------------------------------------------



MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISER


Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 13 fund companies totaling 37 mutual funds and as adviser to institutional clients. As of December 31, 2004, Phoenix had $21.8 billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program, the general operations of the fund and the day-to-day management of the fund's portfolio. Phoenix manages the fund's assets to conform with the investment policies as described in this prospectus.


The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:

-----------------------------------------------------------------------------------------------------------------
                                         1st billion       $1+ billion through $2 billion      $2+ billion
-----------------------------------------------------------------------------------------------------------------
   Management Fee                           0.65%                      0.60%                      0.55%
-----------------------------------------------------------------------------------------------------------------


During the fund's last fiscal year, the fund paid total management fees of $1,311,786. The ratio of management fees to average net assets for the fiscal year ended October 31, 2004 was 0.65%.


34  Phoenix-Goodwin High Yield Fund

PORTFOLIO MANAGEMENT


A team of fixed income professionals led by Daniel P. Senecal makes investment and trading decisions for the fund. Mr. Senecal is a co-head of research and Managing Director at Phoenix. Mr. Senecal has been with Phoenix since April 1997 during which time he has been a Director of Credit Research and Sector Manager for the Investment Grade Corporate sector and the Emerging Market Corporate sector. Prior to joining Phoenix, Mr. Senecal was employed as a research analyst at BankBoston and Shawmut Bank from 1990 to 1997. Mr. Senecal earned the right to use the Chartered Financial Analyst (CFA) designation in 1995.





                                             Phoenix-Goodwin High Yield Fund  35

PHOENIX-GOODWIN MONEY MARKET FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES

Phoenix-Goodwin Money Market Fund has an investment objective of seeking as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES

>        The fund seeks to maintain a stable $1.00 per share price.

> The fund invests in a diversified portfolio of high quality money market instruments with maturities of 397 days or less. The average maturity of the fund's portfolio securities, based on their dollar value, will not exceed 90 days.

> The adviser seeks a high level of return relative to the market by selecting securities for the fund's portfolio in anticipation of, or in response to, changing economic conditions and money market conditions and trends. The adviser may not purchase securities with the highest available yield if the adviser believes that such an investment is inconsistent with the fund objectives of preservation of capital and maintenance of liquidity.

>        The fund invests exclusively in the following instruments:

         o obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities;

         o obligations issued by banks and savings and loan associations, including dollar-denominated obligations of foreign branches of U.S. banks and U.S. branches of foreign banks;

         o dollar-denominated obligations guaranteed by banks or savings and loan associations;

         o federally-insured obligations of other banks or savings and loan associations;

         o commercial paper, which at the date of investment is rated A-1 by Standard and Poor's ("S&P") and/or P-1 by Moody's Investors Service, Inc. ("Moody's"), or, if not rated, is issued or guaranteed by a company which at the date of investment has an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody's;

         o short-term corporate obligations, which at the date of investment are rated AA or higher by S&P or Aa or higher by Moody's; and

         o  repurchase agreements.

36  Phoenix-Goodwin Money Market Fund

> At least 95% of the fund's total assets will be invested in securities in the highest short-term rating category. Generally, investments will be limited to securities in the two highest short-term rating categories.

> The fund may invest more than 25% of its assets in the domestic banking industry.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

GENERAL

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Neither the fund nor the adviser can assure you that a particular yield, return or level of income will be achieved. Changing market conditions, the relatively short maturities of fund investments and substantial redemptions may all negatively affect the fund.

CREDIT RISK

Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. A security's short term investment rating may decline, increasing the chances the issuer may not be able to make principal and interest payments on time. This may reduce the fund's stream of income and decrease the fund's yield.


DOMESTIC BANKING INDUSTRY

If the fund were to concentrate its investments in the domestic banking industry, such strategy may present additional risks. Securities of companies in other industries may provide greater investment return in certain market conditions as compared to obligations issued by companies within the domestic banking industry. Moreover, conditions that negatively impact the domestic banking industry will have a greater impact on this fund as compared to a fund that does not have a policy allowing it to concentrate in this industry.


INTEREST RATE RISK

The value of your shares will be directly affected by trends in interest rates. If interest rates rise, the value of debt securities generally will fall.

REPURCHASE AGREEMENTS

The fund may invest in repurchase agreements with commercial banks, brokers and dealers considered by the adviser to be creditworthy. Default or insolvency of the other party presents risk to the fund.

                                           Phoenix-Goodwin Money Market Fund  37

U.S. GOVERNMENT SECURITIES


Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will remain at $1.00 or that the fund will realize a particular yield. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States.




38  Phoenix-Goodwin Money Market Fund

PERFORMANCE TABLES


The bar chart and table below provide some indication of the risks of investing in the Phoenix-Goodwin Money Market Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table below shows the fund's average annual returns for one, five and ten years. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

[GRAPHIC OMITTED]

CALENDAR YEAR       ANNUAL RETURN (%)

    1995                  5.33
    1996                  4.45
    1997                  0.88
    1998                  4.94
    1999                  4.56
    2000                  5.67
    2001                  3.58
    2002                  1.27
    2003                  0.95
    2004                  0.70

(1) The fund's annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 1.44% (quarter ending December 31, 2000) and the lowest return for a quarter was 0.09% (quarter ending June 30, 2004).

---------------------------------------------------------------------------------------------------------------
   AVERAGE ANNUAL TOTAL RETURNS                        1 YEAR              5 YEARS             10 YEARS
   (FOR THE PERIODS ENDING 12/31/04)
---------------------------------------------------------------------------------------------------------------
   Class A Shares                                      0.70%                2.42%                3.62%
---------------------------------------------------------------------------------------------------------------

The fund's 7-day yield on December 31, 2004 was 0.95% for Class A Shares.


                                           Phoenix-Goodwin Money Market Fund  39

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                  CLASS A
                                                                  SHARES
                                                                  ------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                      None

Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)           None

Maximum Sales Charge (load) Imposed on Reinvested
Dividends                                                          None

Redemption Fee                                                     None

Exchange Fee                                                       None
                                                          ----------------------
                                                                  CLASS A
                                                                  SHARES
                                                                  ------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                    0.40%

Distribution and Service (12b-1) Fees                              None

Other Expenses                                                     0.47%
                                                                   -----

TOTAL ANNUAL FUND OPERATING EXPENSES                               0.84%(a)(b)
                                                                   =====

(a) The investment adviser has voluntarily agreed to reimburse Class A Shares' fund operating expenses through February 28, 2006 to the extent that they exceed 0.85%.

(b) The investment adviser waived fees and reimbursed expenses. During the time periods indicated, the range of ratios of operating expenses to average net assets were as follows:
       0.35% from July 30, 2003 through March 18, 2004
       0.85% beginning March 19, 2004


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
------------------------------------------------------------------------------------------------------------------
   Class A                      $94                   $293                   $509                 $1,131
------------------------------------------------------------------------------------------------------------------


Note: Your actual expenses may be lower than those shown in the table above since the expense levels used to calculate the figures shown do not include the voluntary reimbursement of

40  Phoenix-Goodwin Money Market Fund
expenses over certain levels by the fund's investment adviser. Refer to the section "Management of the Fund" for information about expense reimbursement.




MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISER


Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 13 fund companies totaling 37 mutual funds and as adviser to institutional clients. As of December 31, 2004, Phoenix had $21.8 billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program, the general operations of the fund and the day-to-day management of the fund's portfolio. Phoenix manages the fund's assets to conform with the investment policies as described in this prospectus.


The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:

-----------------------------------------------------------------------------------------------------------------
                                         1st billion       $1+ billion through $2 billion      $2+ billion
-----------------------------------------------------------------------------------------------------------------
   Management Fee                           0.40%                      0.35%                      0.30%
-----------------------------------------------------------------------------------------------------------------


During the fund's last fiscal year, the fund paid total management fees of $605,915. The ratio of management fees to average net assets for the fiscal year ended October 31, 2004 was 0.40%.


Phoenix has agreed to assume expenses and reduce the advisory fee for the benefit of the fund to the extent that total annual fund operating expenses (excluding interest, taxes, brokerage fees and commission and extraordinary expenses) exceed 0.85% for Class A Shares.




                                           Phoenix-Goodwin Money Market Fund  41

ADDITIONAL INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------

In addition to the Principal Investment Strategies and Risks Related to Principal Investment Strategies, the Phoenix Balanced Fund ("Balanced Fund"), Phoenix Core Bond Fund ("Core Bond Fund"), Phoenix-Engemann Capital Growth Fund ("Capital Growth Fund"), Phoenix-Engemann Mid-Cap Growth Fund ("Mid-Cap Growth Fund"), Phoenix-Goodwin High Yield Fund ("High Yield Fund") and Phoenix-Goodwin Money Market Fund ("Money Market Fund") may engage in the following investment techniques as indicated:


BORROWING


The Mid-Cap Growth Fund may obtain fixed interest rate loans from banks in amounts up to one-third the value of its net assets and invest the loan proceeds in other assets. If the securities purchased with such borrowed money decrease in value or do not increase enough to cover interest and other borrowing costs, the fund will suffer greater losses than if no borrowing took place.


CAPITAL GROWTH FUND INVESTMENTS

Subject to the investment restrictions stated in this prospectus and in the fund's statement of additional information, the Capital Growth Fund may invest any amount or proportion of its assets in any class or type of security believed by the subadviser to offer the potential for capital appreciation over both the intermediate and long term, including investment grade bonds and preferred stocks. Typically, debt obligations will decrease in value when interest rates rise. Credit risk for debt obligations generally increases as the rating declines. Securities with lower credit ratings have a greater chance of principal and interest payment default. Debt obligations with longer maturities may be subject to price fluctuations due to interest rates, tax laws and other general market factors. Credit risk is determined at the date of investment. If the rating declines after the date of purchase, the fund is not obligated to sell the security.

CONVERTIBLE SECURITIES


All funds, except the Money Market Fund, may invest in convertible securities. Convertible securities may be subject to redemption at the option of the issuer. If a security is called for redemption, the fund may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that it not beneficial for the fund. In addition, securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable nonconvertible securities.


DEFERRED COUPON AND ZERO COUPON BONDS

The Balanced and High Yield Funds may invest in debt obligations that do not make any interest payments for a specified period of time (deferred coupon or zero coupon obligations). Market prices of deferred coupon and zero coupon bonds generally are more volatile than the market prices of securities that pay interest on a regular basis, because the fund will not receive

42  Phoenix Series Fund
cash payments earned on these securities on a current basis, and may require the fund to make distributions from other sources, since the fund does not receive cash payments earned on these securities on a current basis. This may result in higher portfolio turnover rates and the sale of securities at a time that is less favorable.

DERIVATIVES


The funds, except the Money Market Fund, may enter into derivative transactions (contracts whose value is derived from the value of an underlying asset, index or rate) including futures, options and swap agreements. The funds may use derivatives to hedge against factors that affect the value of their investments such as interest rates and foreign currency exchange rates. The funds may also utilize derivatives as part of their overall investment technique to gain or lessen exposure to various securities, markets and currencies.


Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. Derivative contracts are usually less liquid than traditional securities and are subject to counter party risk (the risk that the other party to the contract will default or otherwise not be able to perform its obligations). In addition, some derivatives transactions may involve potentially unlimited losses. Derivatives contracts entered into for hedging purposes may also subject the fund to losses if the contracts do not correlate with the assets, index or rates they were designed to hedge. Gains and losses derived from hedging transactions are therefore more dependent upon the adviser's ability to correctly predict the movement of such asset prices, indexes or rates.

FOREIGN INVESTING


The Core Bond, Capital Growth and Mid-Cap Growth Funds may invest in securities of foreign (non-U.S.) issuers, including emerging market securities. Additionally, the Core Bond Fund may invest in Yankee Bonds.


Investments in non-U.S. companies involve additional risks and conditions including differences in accounting standards, generally higher commission rates, differences in transaction settlement systems, political instability, and the possibility of confiscatory or expropriation taxes. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the fund's portfolio. Dividends and other income payable on foreign securities may also be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets.

Risks associated with foreign investments may be intensified in emerging market countries. Developing countries and companies doing business in such countries may not have the same range of opportunities and have more obstacles to financial success than their counterparts in developed nations.

                                                         Phoenix Series Fund  43

ILLIQUID SECURITIES


Each of the funds, except the Money Market Fund, may invest in illiquid securities. Illiquid securities may include repurchase agreements with maturities of greater than seven days. Illiquid and restricted securities may be difficult to sell or may be sold only pursuant to certain legal restrictions. Difficulty in selling securities may result in a loss to the funds or entail expenses not normally associated with the sale of a security.

REPURCHASE AGREEMENTS

The funds may invest in repurchase agreements. Default or insolvency of the other party presents a risk to the funds.

RESTRICTED SECURITIES

The High Yield Fund may invest in restricted securities deemed to be liquid by the adviser. Restricted securities owned by the fund that are not liquid may be difficult to sell because there may be no active markets for resale and fewer potential buyers. This can make restricted investments more likely than other types of investments to lose value. In extreme cases it may be impossible to resell them and they can become almost worthless to the fund.

SECURITIES LENDING

Each fund, except the Money Market Fund, may loan portfolio securities. If the borrower is unwilling or unable to return the borrowed securities when due, the fund can suffer losses.

SHORT-TERM INVESTMENTS

The Core Bond Fund may invest in short-term investments, including bank certificates of deposit, bankers' acceptances and repurchase agreements.

SMALL CAPITALIZATION COMPANIES


Equity securities purchased by the Core Bond, Capital Growth and High Yield Funds may be in companies with small capitalizations. Small capitalization companies are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.


UNRATED FIXED INCOME SECURITIES

The funds may invest in unrated securities. Unrated securities may not be lower in quality than rated securities, but due to their perceived risk they may not have as broad a market as rated

44 Phoenix Series Fund
securities. Analysis of unrated securities is more complex than for rated securities, making it more difficult for the subadviser to accurately predict risk.


The funds may buy other types of securities or employ other portfolio management techniques. Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the funds.




PRICING OF FUND SHARES
--------------------------------------------------------------------------------


HOW IS THE SHARE PRICE DETERMINED?


Each fund calculates a share price for each class of its shares. The share price for each class is based on the net assets of the fund and the number of outstanding shares of that class. In general, each fund calculates, a share price for each class by:


         o  adding the values of all securities and other assets of the fund;

         o  subtracting liabilities; and


         o dividing the result by the total number of outstanding shares of that class.

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or, if no closing price is available, at the last bid price. Debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. As required, some securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Trustees. Other assets, such as accrued interest, accrued dividends and cash are also included in determining a fund's net asset value.

Liabilities: Accrued liabilities for class specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class's net assets except where an alternative allocation can be more appropriately made.

Net Asset Value: The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the applicable fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class's net asset value per share.

The net asset value per share of each class of each fund is determined as of the close of trading (normally 4:00 PM eastern time) on days when the New York Stock Exchange (the "NYSE")

                                                         Phoenix Series Fund  45
is open for trading. A fund will not calculate its net asset values per share on days when the NYSE is closed for trading. If a fund holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds do not price their shares, the net asset value of the fund's shares may change on days when shareholders will not be able to purchase or redeem the fund's shares.

HOW ARE SECURITIES FAIR VALUED?

If market quotations are not readily available or where available prices are not reliable, the funds determine a "fair value" for an investment according to policies and procedures approved by the Trustees. The types of assets for which such pricing might be required include: (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source, does not, in the opinion of the adviser/subadviser, reflect the security's market value; and (vii) securities where the market quotations are not readily available as a result of "significant" events. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

The value of any portfolio security held by a fund for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security's "fair value" on the valuation date (i.e., the amount that the fund might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) price quotes from dealers and/or pricing services;
(iv) an analysis of the issuer's financial statements; (v) recent news about the security or issuer; (vi) changes in interest rates; (vii) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (viii) whether two or more dealers with whom the adviser regularly effects trades are willing to purchase or sell the security at comparable prices; (ix) other news events or relevant matters; (x) government (domestic or foreign) actions or pronouncements; and
(xi) the value of other relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The value of a security, as determined using the fund's fair valuation procedures, may not reflect such security's market value.

AT WHAT PRICE ARE SHARES PURCHASED?


All investments received by the funds' authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset

46  Phoenix Series Fund
value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.



SALES CHARGES
--------------------------------------------------------------------------------


WHAT ARE THE CLASSES AND HOW DO THEY DIFFER?


The Money Market Fund presently offers one class of shares, the Balanced Fund and Capital Growth Fund presently offer two classes of shares, and the Core Bond Fund, High Yield Fund and Mid-Cap Growth Fund presently offer three classes of shares. Each class of shares has different sales and distribution charges (see "Fund Expenses" previously in this prospectus). The funds, except the Money Market Fund, have adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize the funds to pay distribution and service fees for the sale of their shares and for services provided to shareholders.


WHAT ARRANGEMENT IS BEST FOR YOU?


The different classes permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Your financial representative should recommend only those arrangements that are suitable for you based on known information. In certain instances, you may be entitled to a reduction or waiver of sales charges. For instance, you may be entitled to a sales charge discount on Class A Shares if you purchase more than certain breakpoint amounts. You should inform or inquire of your financial representative whether or not you may be entitled to a sales charge discount attributable to your total holdings in a fund or related funds. To determine eligibility for a sales charge discount, you may aggregate all of your accounts (including joint accounts, IRAs, non-IRAs, etc.) and those of your spouse and minor children. The financial representative may request you to provide an account statement or other holdings information to determine your eligibility for a breakpoint and to make certain all involved parties have the necessary data. Additional information about the classes of shares offered, sales charges, breakpoints and discounts follows in this section and also may be found in the Statement of Additional Information in the section entitled "How to Purchase Shares." This information is available

                                                         Phoenix Series Fund  47
free of charge, and in a clear and prominent format, at the Individual Investors section of the Phoenix Funds' website: PhoenixInvestments.com. Please be sure that you fully understand these choices before investing. If you or your financial representative require additional assistance, you may also contact Mutual Fund Services by calling toll-free (800) 253-1574.

CLASS A SHARES. If you purchase Class A Shares, you will pay a sales charge at the time of purchase of up to 5.75% of the offering price (6.10% of the amount invested) for the Balanced Fund, Capital Growth Fund and Mid-Cap Growth Fund and 4.75% of the offering price (4.99% of the amount invested) for the Core Bond Fund and High Yield Fund. You will not pay a sales charge on purchases of Class A Shares of the Money Market Fund. The sales charge may be reduced or waived under certain conditions. (See "Initial Sales Charge Alternative--Class A Shares" below.) Class A Shares are not subject to any charges by the fund when redeemed. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than any other class. You will not pay distribution and service fees on purchases of Class A shares of the Money Market fund.

CLASS B SHARES. (Not offered by the Money Market Fund) If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first five years after they are purchased, you will pay a deferred sales charge of up to 5% of your shares' value. (See "Deferred Sales Charge Alternative--Class B Shares and Class C Shares" below.) This charge declines to 0% over a period of five years and may be waived under certain conditions. Class B Shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares eight years after purchase. Purchase of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases in such situations.

CLASS C SHARES. (Core Bond Fund, High Yield Fund and Mid-Cap Growth Fund only) If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a deferred sales charge of 1%. (See "Deferred Sales Charge Alternative--Class B Shares and Class C Shares" below.) Class C Shares have the same distribution and service fees (1.00%) and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other class of shares of the fund.


INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES


The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase. (See "Class A Shares--Reduced Initial Sales Charges: Combination Purchase Privilege" in the Statement of Additional Information.) Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the fund's underwriter (Phoenix Equity Planning Corporation or "PEPCO").


48  Phoenix Series Fund

SALES CHARGE YOU MAY PAY TO PURCHASE CLASS A SHARES

CORE BOND FUND AND HIGH YIELD FUND


                                                                         SALES CHARGE AS
                                                                         A PERCENTAGE OF
                                                   ------------------------------------------------------------------
AMOUNT OF                                                                                        NET
TRANSACTION                                                  OFFERING                           AMOUNT
AT OFFERING PRICE                                             PRICE                            INVESTED
---------------------------------------------------------------------------------------------------------------------
Under $50,000                                                  4.75%                             4.99%

$50,000 but under $100,000                                     4.50                              4.71

$100,000 but under $250,000                                    3.50                              3.63

$250,000 but under $500,000                                    2.75                              2.83

$500,000 but under $1,000,000                                  2.00                              2.04

$1,000,000 or more                                             None                              None


BALANCED FUND, CAPITAL GROWTH FUND AND MID-CAP GROWTH FUND


                                                                         SALES CHARGE AS
                                                                         A PERCENTAGE OF
                                                   ------------------------------------------------------------------
AMOUNT OF                                                                                        NET
TRANSACTION                                                  OFFERING                           AMOUNT
AT OFFERING PRICE                                             PRICE                            INVESTED
---------------------------------------------------------------------------------------------------------------------
Under $50,000                                                  5.75%                             6.10%

$50,000 but under $100,000                                     4.75                              4.99

$100,000 but under $250,000                                    3.75                              3.90

$250,000 but under $500,000                                    2.75                              2.83

$500,000 but under $1,000,000                                  2.00                              2.04

$1,000,000 or more                                             None                              None

DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES AND CLASS C SHARES

Class B Shares and Class C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge ("CDSC") at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the number of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month, and all Class C Shares are considered purchased on the trade date.



DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS B SHARES
(Not offered by the Money Market Fund)


YEAR           1          2           3           4            5            6+
--------------------------------------------------------------------------------
CDSC           5%         4%          3%          2%           2%           0%

                                                        Phoenix Series Fund  49

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS C SHARES


(CORE BOND FUND, HIGH YIELD FUND AND MID-CAP GROWTH FUND ONLY)


YEAR                 1                 2+
--------------------------------------------------------------------------------
CDSC                 1%                0%



YOUR ACCOUNT
--------------------------------------------------------------------------------


OPENING AN ACCOUNT

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.

The funds have established the following preferred methods of payment for fund shares:

         o Checks drawn on an account in the name of the investor and made payable to Phoenix Funds;

         o Checks drawn on an account in the name of the investor's company or employer and made payable to Phoenix Funds; or

         o Wire transfers or Automated Clearing House (ACH) transfers from an account in the name of the investor, or the investor's company or employer.


Payment in other forms may be accepted at the discretion of the funds. Please specify the name of the fund or funds in which you would like to invest on the check or transfer instructions.


STEP 1.

Your first choice will be the initial amount you intend to invest.

Minimum INITIAL investments:

         o $25 for individual retirement accounts, accounts that use the systematic exchange privilege, or accounts that use the Investo-Matic program (see below for more information on the Investo-Matic program).

50  Phoenix Series Fund

         o There is no initial dollar requirement for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

         o  $500 for all other accounts.

Minimum ADDITIONAL investments:

         o  $25 for any account.

         o There is no minimum for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into an existing account.

The funds reserve the right to refuse a purchase order for any reason.

STEP 2.

Your second choice will be what class of shares to buy. The funds offer up to three classes of shares for individual investors. Each has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.

STEP 3.

Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

         o Receive both dividends and capital gain distributions in additional shares;

         o Receive dividends in additional shares and capital gain distribution in cash;

         o Receive dividends in cash and capital gain distributions in additional shares; or

         o  Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.

                                                         Phoenix Series Fund  51

HOW TO BUY SHARES
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                    TO OPEN AN ACCOUNT
----------------------------------- --------------------------------------------
Through a financial advisor         Contact your advisor. Some advisors may
                                    charge a fee and may set different minimum
                                    investments or limitations on buying shares.
----------------------------------- --------------------------------------------
Through the mail                    Complete a New Account Application and send
                                    it with a check payable to the fund. Mail
                                    them to: State Street Bank, P.O. Box 8301,
                                    Boston, MA 02266-8301.
----------------------------------- --------------------------------------------
By Federal Funds wire               Call us at (800) 243-1574 (press 1, then 0).
----------------------------------- --------------------------------------------
Through express delivery            Complete a New Account Application and send
                                    it with a check payable to the fund. Send
                                    them to: Boston Financial Data Services,
                                    Attn: Phoenix Funds, 66 Brooks Drive,
                                    Braintree, MA 02184.
----------------------------------- --------------------------------------------
By Investo-Matic                    Complete the appropriate section on the
                                    application and send it with your initial
                                    investment payable to the fund. Mail them
                                    to: State Street Bank, P.O. Box 8301,
                                    Boston, MA 02266-8301.
----------------------------------- --------------------------------------------
By telephone exchange               Call us at (800) 243-1574 (press 1, then 0).
--------------------------------------------------------------------------------


The price at which a purchase is effected is based on the net asset value determined after the receipt of a purchase order by the funds' Transfer Agent.




HOW TO SELL SHARES
--------------------------------------------------------------------------------

You have the right to have the funds buy back shares at the net asset value next determined after receipt of a redemption order by the funds' Transfer Agent or an authorized agent. In the case of a Class B Share or Class C Share redemption, you will be subject to the applicable contingent deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.


52  Phoenix Series Fund

--------------------------------------------------------------------------------
                                     TO SELL SHARES
----------------------------------- -------------------------------------------
Through a financial advisor         Contact your advisor. Some advisors may
                                    charge a fee and may set different minimums
                                    on redemptions of accounts.
----------------------------------- -------------------------------------------
Through the mail                    Send a letter of instruction and any share
                                    certificates (if you hold certificate
                                    shares) to: State Street Bank, P.O. Box
                                    8301, Boston, MA 02266-8301. Be sure to
                                    include the registered owner's name, fund
                                    and account number, and number of shares or
                                    dollar value you wish to sell.
----------------------------------- -------------------------------------------
Through express delivery            Send a letter of instruction and any share
                                    certificates (if you hold certificate
                                    shares) to: Boston Financial Data Services,
                                    Attn: Phoenix Funds, 66 Brooks Drive,
                                    Braintree, MA 02184. Be sure to include the
                                    registered owner's name, fund and account
                                    number, and number of shares or dollar value
                                    you wish to sell.
----------------------------------- -------------------------------------------
By telephone                        For sales up to $50,000, requests can be
                                    made by calling (800) 243-1574.
----------------------------------- -------------------------------------------
By telephone exchange               Call us at (800) 243-1574 (press 1, then 0).
----------------------------------- -------------------------------------------
By Check (Core Bond Fund, High      If you selected the checkwriting feature,
Yield Fund Money Market Fund        you may write checks for amounts and of $500
only.)                              or more. Checks may not be used to close an
                                    account.
--------------------------------------------------------------------------------



THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------


You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the funds. Each fund reserves the right to pay large redemptions "in-kind" (in securities owned by the fund rather than in cash). Large redemptions are those over $250,000 or 1% of the funds' net assets. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents in proper form have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the funds' Transfer Agent at (800) 243-1574.

                                                         Phoenix Series Fund  53

REDEMPTIONS BY MAIL

> If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act.

         Send a clear letter of instructions if all of these apply:

         o  The proceeds do not exceed $50,000.

         o The proceeds are payable to the registered owner at the address on record.

         Send a clear letter of instructions with a signature guarantee when any of these apply:

         o  You are selling more than $50,000 worth of shares.

         o The name or address on the account has changed within the last 30 days.

         o You want the proceeds to go to a different name or address than on the account.

> If you are selling shares held in a corporate or fiduciary account, please contact the funds' Transfer Agent at (800) 243-1574.

If required, the signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the funds' Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. Currently, the Transfer Agent's signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

SELLING SHARES BY TELEPHONE

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.


The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders, except for instances of disruptive trading or market timing; in such cases, the telephone redemption privilege may be suspended immediately, followed by written notice. (See "Disruptive Trading and Market Timing" in this Prospectus.)


During times of drastic economic or market changes, telephone redemptions may be difficult to make or be temporarily suspended.

54  Phoenix Series Fund

ACCOUNT POLICIES
--------------------------------------------------------------------------------


ACCOUNT REINSTATEMENT PRIVILEGE


For 180 days after you sell your Class A Shares, Class B Shares or Class C Shares on which you have previously paid a sales charge, you may purchase Class A Shares of any Phoenix Fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.


Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B and Class C shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

REDEMPTION OF SMALL ACCOUNTS

Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.

DISTRIBUTIONS OF SMALL AMOUNTS AND UNCASHED CHECKS

Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund. If you have elected to receive distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from the fund with regard to uncashed distribution checks, your distribution options will automatically be converted to having all distributions reinvested in additional shares.

EXCHANGE PRIVILEGES


You should read the prospectus of the Phoenix Fund(s) into which you want to make an exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-4361 or accessing our Website at www.phoenixinvestments.com.

         o You may exchange shares of one fund for the same class of shares of another Phoenix Fund; e.g., Class A Shares for Class A Shares. Class C Shares are also exchangeable for Class T Shares of those Phoenix Funds offering them. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.


         o Exchanges may be made by telephone ((800) 243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

         o The amount of the exchange must be equal to or greater than the minimum initial investment required.

                                                         Phoenix Series Fund  55

         o The exchange of shares is treated as a sale and a purchase for federal income tax purposes.


         o Class A Shares of the Money Market Fund purchased without a sales charge are exchangeable at net asset value plus the applicable sales charge.

DISRUPTIVE TRADING AND MARKET TIMING

These funds are not suitable for market timers and market timers are discouraged from becoming investors. Your ability to make exchanges among funds is subject to modification if we determine, in our sole opinion, that your exercise of the exchange privilege may disadvantage or potentially harm the rights or interests of other shareholders.

Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of a fund in a short period of time, and exchanges of large amounts at one time may be indicative of market timing and otherwise disruptive trading ("Disruptive Trading") which can have harmful effects for other shareholders. These risks and harmful effects include:

         o dilution of the interests of long-term investors, if market timers or others exchange into a fund at prices that are below the true value or exchange out of a fund at prices that are higher than the true value;

         o an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the fund to maintain a higher level of cash than would otherwise be the case, or causing the fund to liquidate investments prematurely; and

         o reducing returns to long-term shareholders through increased brokerage and administrative expenses.

In order to attempt to protect our shareholders from Disruptive Trading, the funds' Board of Trustees has adopted market timing policies and procedures designed to discourage Disruptive Trading. The Board has adopted these policies and procedures as a preventive measure to protect all shareholders from the potential effects of Disruptive Trading, while also abiding by any rights that shareholders may have to make exchanges and provide reasonable and convenient methods of making exchanges that do not have the potential to harm other shareholders.

Excessive trading activity is measured by the number of roundtrip transactions in an account. A roundtrip transaction is one where a shareholder buys and then sells, or sells and then buys, shares of any fund within 30 days. Shareholders of the funds are limited to one roundtrip transaction within any rolling 30-day period. Roundtrip transactions are counted at the shareholder level. In considering a shareholder's trading activity, the funds may consider, among other factors, the shareholder's trading history both directly and, if known, through financial intermediaries, in the funds, in other funds within the Phoenix Fund complex, in non-Phoenix mutual funds or in accounts under common control or ownership. We do not include exchanges made pursuant to the dollar cost averaging or other similar programs when applying our market timing policies. Systematic withdrawal and/or contribution programs,

56  Phoenix Series Fund
mandatory retirement distributions, and transactions initiated by a plan sponsor also will not count towards the roundtrip limits. The funds may permit exchanges that they believe, in the exercise of their judgement, are not disruptive. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Shareholders holding shares for at least 30 days following investment will ordinarily be in compliance with the funds' policies regarding excessive trading. The funds may, however, take action if activity is deemed disruptive even if shares are held longer than 30 days, such as a request for a transaction of an unusually large size. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Under our market timing policies, we may modify your exchange privileges for some or all of the funds by not accepting an exchange request from you or from any person, asset allocation service, and/or market timing services made on your behalf. We may also limit the amount that may be exchanged into or out of any fund at any one time or could revoke your right to make Internet, telephone or facsimile exchanges. We may reinstate Internet, telephone and facsimile exchange privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

The funds currently do not charge exchange or redemption fees, or any other administrative charges on fund exchanges. The funds reserve the right to impose such fees and/or charges in the future.

Orders for the purchase of fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any exchange request into any fund if the purchase of shares in the corresponding fund is not accepted for any reason.

Omnibus accounts are maintained by intermediaries acting on behalf of multiple investors whose individual trades are not ordinarily disclosed to the funds. There is no assurance that the funds or their agents will have access to any or all information necessary to detect market timing in omnibus accounts. While the funds will seek to take action (directly and with the assistance of financial intermediaries) that will detect market timing, the funds cannot represent that such trading activity in omnibus accounts can be completely eliminated.

The funds do not have any arrangements with any person, organization or entity to permit frequent purchases and redemptions of fund shares.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. The funds reserve the right to reject any purchase or exchange transaction at any time. If we reject a purchase or exchange for any reason, we will notify you of our decision in writing.

The funds cannot guarantee that their policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.


                                                         Phoenix Series Fund  57

RETIREMENT PLANS

Shares of the funds may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and 403(b) plans. For more information, call (800) 243-4361.




INVESTOR SERVICES AND OTHER INFORMATION
--------------------------------------------------------------------------------


INVESTO-MATIC is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.

SYSTEMATIC EXCHANGE allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

TELEPHONE EXCHANGE lets you exchange shares of one fund for the same class of shares in another fund, using our customer service telephone service. See the Telephone Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

SYSTEMATIC WITHDRAWAL PROGRAM allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th, or 25th with proceeds directed through the ACH to your bank. The minimum withdrawal is $25, and minimum account balance requirements continue. Shareholders in the program must own fund shares worth at least $5,000.


DISCLOSURE OF FUND HOLDINGS. The funds make available on the Phoenix Funds' website, PhoenixInvestments.com, information with respect to each fund's top 10 holdings and summary composition data derived from portfolio holdings information. This information is posted to the website at the end of each month, generally within 10 business days. This information will remain available on the website until full portfolio holdings information becomes publicly available. A full listing of each fund's portfolio holdings becomes publicly available (i) as of the end of its second and fourth fiscal quarters in shareholder reports, which are sent to all shareholders and are filed with the Securities and Exchange Commission ("SEC") as Form N-CSR, and (ii) at the end of its first and third fiscal quarters by filing with the SEC a Form N-Q. A more detailed description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is also available in the Statement of Additional Information.


58  Phoenix Series Fund

TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------


The funds plan to make distributions from net investment income at intervals stated in the table below and to distribute net realized capital gains, if any, at least annually.

--------------------------------------------------------------------------------
   FUND                                           DIVIDEND PAID
--------------------------------------------------------------------------------
   Balanced Fund                                    Quarterly
--------------------------------------------------------------------------------
   Capital Growth Fund                             Semiannually
--------------------------------------------------------------------------------
   Core Bond Fund                                    Monthly
--------------------------------------------------------------------------------
   High Yield Fund                                   Monthly
--------------------------------------------------------------------------------
   Mid-Cap Growth Fund                             Semiannually
--------------------------------------------------------------------------------
   Money Market Fund                                  Daily
--------------------------------------------------------------------------------

Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Under the 2003 Tax Act, certain distributions of long-term capital gains and certain dividends are taxable at a lower rate than ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by a fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.


                                                         Phoenix Series Fund  59

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


These tables are intended to help you understand the funds' financial performance for the past five years or since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by the funds' independent registered public accounting firm, PricewaterhouseCoopers LLP. Their report, together with the funds' financial statements, are included in the funds' most recent Annual Report, which is available upon request.


PHOENIX BALANCED FUND

                                                                         CLASS A
                                          ----------------------------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31,
                                              2004           2003         2002(3)         2001          2000
                                           -----------   ------------   -----------   -----------   -----------
Net asset value, beginning of period         $14.31        $12.82         $14.27         $17.63        $17.92
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(4)             0.29(2)       0.28(2)        0.34(2)        0.41          0.47
   Net realized and unrealized
    gain (loss)(4)                             0.69          1.49          (1.43)         (1.20)         0.77
                                             ------        ------         ------         ------        ------
     TOTAL FROM INVESTMENT OPERATIONS          0.98          1.77          (1.09)         (0.79)         1.24
                                             ------        ------         ------         ------        ------
LESS DISTRIBUTIONS
   Dividends from net investment income       (0.31)        (0.28)         (0.36)         (0.48)        (0.44)
   Distributions from net realized gains         --            --             --          (2.09)        (1.09)
                                             ------        ------         ------         ------        ------
     TOTAL DISTRIBUTIONS                      (0.31)        (0.28)         (0.36)         (2.57)        (1.53)
                                             ------        ------         ------         ------        ------
Change in net asset value                      0.67          1.49          (1.45)         (3.36)        (0.29)
                                             ------        ------         ------         ------        ------
NET ASSET VALUE, END OF PERIOD               $14.98        $14.31         $12.82         $14.27        $17.63
                                             ======        ======         ======         ======        ======
Total return(1)                                6.91%        13.98%         (7.77)%        (4.46)%        7.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)      $926,383      $999,427       $981,389     $1,207,395    $1,423,113
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                          1.06%         1.07%          1.02%          1.00%         1.00%
   Net investment income(4)                    1.98%         2.10%          2.46%          2.58%         2.55%
Portfolio turnover                               68%           92%            52%            45%           50%
-------------------------------

(1) Sales charges are not reflected in the total return calculation.

(2) Computed using average shares outstanding.

(3) As required, effective November 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended October 31, 2002 was to increase the ratio of net investment income to average net assets from 2.45% to 2.46% for Class A. There was no effect to net investment income (loss) per share or to net realized and unrealized gain (loss) per share for Class A. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

(4) As a result of recent changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under high yield debt instruments; previously included within interest income, as a component of realized gain (loss) in the statement of operations. There was no impact on either the per share net investment income or the net realized and unrealized gain (loss) or the investment income ratios for the period ending October 31, 2003.


60 Phoenix Series Fund

--------------------------------------------------------------------------------

PHOENIX BALANCED FUND

                                                                         CLASS B
                                          ----------------------------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31,
                                              2004           2003         2002(3)         2001          2000
                                           -----------   ------------   -----------   -----------   -----------
Net asset value, beginning of period         $14.26        $12.78         $14.23         $17.52        $17.85
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(4)             0.18(2)       0.18(2)        0.24(2)        0.30          0.33
   Net realized and unrealized
    gain (loss)(4)                             0.69          1.48          (1.43)         (1.18)         0.77
                                             ------        ------         ------         ------        ------
     TOTAL FROM INVESTMENT OPERATIONS          0.87          1.66          (1.19)         (0.88)         1.10
                                             ------        ------         ------         ------        ------
LESS DISTRIBUTIONS
   Dividends from net investment income       (0.20)        (0.18)         (0.26)         (0.32)        (0.34)
   Distributions from net realized gains         --            --             --          (2.09)        (1.09)
                                             ------        ------         ------         ------        ------
     TOTAL DISTRIBUTIONS                      (0.20)        (0.18)         (0.26)         (2.41)        (1.43)
                                             ------        ------         ------         ------        ------
Change in net asset value                      0.67          1.48          (1.45)         (3.29)        (0.33)
                                             ------        ------         ------         ------        ------
NET ASSET VALUE, END OF PERIOD               $14.93        $14.26         $12.78         $14.23        $17.52
                                             ======        ======         ======         ======        ======
Total return(1)                                6.12%        13.09%         (8.49)%        (5.10)%        6.29%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $16,814       $21,374        $25,768        $32,457       $35,242
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                          1.80%         1.82%          1.77%          1.75%         1.75%
   Net investment income(4)                    1.23%         1.37%          1.71%          1.83%         1.80%
Portfolio turnover                               68%           92%            52%            45%           50%
-------------------------------

(1) Sales charges are not reflected in the total return calculation.

(2) Computed using average shares outstanding.

(3) As required, effective November 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended October 31, 2002 was to increase the ratio of net investment income to average net assets from 1.70% to 1.71% for Class B. There was no effect to net investment income (loss) per share or to net realized and unrealized gain (loss) per share for Class B. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

(4) As a result of recent changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under high yield debt instruments; previously included within interest income, as a component of realized gain (loss) in the statement of operations. There was no impact on either the per share net investment income or the net realized and unrealized gain (loss) or the investment income ratios for the period ending October 31, 2003.


                                                          Phoenix Series Fund 61

--------------------------------------------------------------------------------

PHOENIX CORE BOND FUND

                                                                         CLASS A
                                           --------------------------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31,
                                              2004           2003         2002(3)         2001          2000
                                           -----------   ------------   -----------   -----------   -----------
Net asset value, beginning of period          $8.76         $8.93          $9.43         $8.86         $9.04
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                0.37(2)       0.39(2)        0.58          0.60          0.59
   Net realized and unrealized
    gain (loss)                               (0.03)        (0.04)         (0.49)         0.55         (0.16)
                                              -----         -----          -----         -----         -----
   TOTAL FROM INVESTMENT OPERATIONS            0.34          0.35           0.09          1.15          0.43
                                              -----         -----          -----         -----         -----
LESS DISTRIBUTIONS
   Dividends from net investment income       (0.45)        (0.52)         (0.59)        (0.58)        (0.61)
                                              -----         -----          -----         -----         -----
     TOTAL DISTRIBUTIONS                      (0.45)        (0.52)         (0.59)        (0.58)        (0.61)
                                              -----         -----          -----         -----         -----
Change in net asset value                     (0.11)        (0.17)         (0.50)         0.57         (0.18)
                                              -----         -----          -----         -----         -----
NET ASSET VALUE, END OF PERIOD                $8.65         $8.76          $8.93         $9.43         $8.86
                                              =====         =====          =====         =====         =====
Total return(1)                                3.95%         3.96%          1.07%        13.36%         4.98%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $92,278      $104,092       $115,184      $129,913      $119,734
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                          1.18%         1.16%          1.15%         1.15%        1.17%
   Net investment income                       4.29%         4.37%          5.40%         5.78%        6.01%
Portfolio turnover                               45%          101%            70%          143%         146%

                                                                         CLASS B
                                           --------------------------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31,
                                              2004           2003         2002(3)         2001          2000
                                           -----------   ------------   -----------   -----------   -----------
Net asset value, beginning of period         $8.71          $8.89          $9.39         $8.82         $8.97
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)               0.31(2)        0.32(2)        0.51          0.53          0.50
   Net realized and unrealized gain (loss)   (0.05)         (0.05)         (0.49)         0.55         (0.14)
                                             ------         -----          -----         -----         -----
     TOTAL FROM INVESTMENT OPERATIONS         0.26           0.27           0.02          1.08          0.36
                                             ------         -----          -----         -----         -----
LESS DISTRIBUTIONS
   Dividends from net investment income      (0.38)         (0.45)         (0.52)        (0.51)        (0.51)
                                             ------         -----          -----         -----         -----
     TOTAL DISTRIBUTIONS                     (0.38)         (0.45)         (0.52)        (0.51)        (0.51)
                                             ------         -----          -----         -----         -----
Change in net asset value                    (0.12)         (0.18)         (0.50)         0.57         (0.15)
                                             ------         -----          -----         -----         -----
NET ASSET VALUE, END OF PERIOD               $8.59          $8.71          $8.89         $9.39         $8.82
                                             ======         =====          =====         =====         =====
Total return(1)                               3.10%          3.08%          0.31%        12.58%         4.21%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)        $3,668        $6,628         $9,471        $9,867        $7,633
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                          1.93%         1.91%          1.90%         1.90%         1.91%
   Net investment income                       3.57%         3.62%          4.65%         5.02%         5.25%
Portfolio turnover                               45%          101%            70%          143%          146%
-------------------------------

(1)Sales charges are not reflected in the total return calculation.

(2)Computed using average shares outstanding.

(3)As required, effective November 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended October 31, 2002, was to decrease the ratio of net investment income to average net assets from 5.44% to 5.40% for Class A; from 4.67% to 4.65 for Class B; to decrease net investment income (loss) per share from $0.59 to $0.58 per share for Class A; and, to increase net realized and unrealized gain (loss) from $(0.50) to $(0.49) per share for Class A. There was not effect on net investment income (loss) per share and net realized and unrealized gain
   (loss) per share for Class B. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.


62 Phoenix Series Fund

--------------------------------------------------------------------------------

PHOENIX CORE BOND FUND

                                                                         CLASS C
                                           --------------------------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31,
                                              2004           2003         2002(3)         2001          2000
                                           -----------   ------------   -----------   -----------   -----------
 Net asset value, beginning of period         $8.73         $8.91         $9.41          $8.84         $8.99
 INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)               0.31(2)       0.32(2)       0.51           0.55          0.48
    Net realized and unrealized gain (loss)   (0.04)        (0.05)        (0.49)          0.52         (0.11)
                                              -----         -----         -----          -----         -----
      TOTAL FROM INVESTMENT OPERATIONS         0.27          0.27          0.02           1.07          0.37
                                              -----         -----         -----          -----         -----
 LESS DISTRIBUTIONS
    Dividends from net investment income      (0.38)        (0.45)        (0.52)         (0.50)        (0.52)
                                              -----         -----         -----          -----         -----
      TOTAL DISTRIBUTIONS                     (0.38)        (0.45)        (0.52)         (0.50)        (0.52)
                                              -----         -----         ------         -----         -----
 Change in net asset value                    (0.11)        (0.18)        (0.50)          0.57         (0.15)
                                              -----         -----         ------         -----         -----
 NET ASSET VALUE, END OF PERIOD               $8.62         $8.73         $8.91          $9.41         $8.84
                                              =====         =====         =====          =====         =====
 Total return(1)                               3.21%         3.06%         0.31%         12.49%         4.30%
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (thousands)       $1,298        $1,385        $1,212           $496          $226
 RATIO TO AVERAGE NET ASSETS OF:
    Operating expenses                         1.93%         1.91%         1.90%          1.90%         1.91%
    Net investment income                      3.57%         3.63%         4.66%          5.02%         5.31%
 Portfolio turnover                              45%          101%           70%           143%          146%
-------------------------------

(1) Sales charges are not reflected in the total return calculation.

(2) Computed using average shares outstanding.

(3) As required, effective November 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended October 31, 2002, was to increase the ratio of net investment income to average net assets from 4.64% to 4.66% for Class C. There was no effect on net investment income (loss) per share and net realized and unrealized gain
    (loss) per share for Class C. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.


                                                          Phoenix Series Fund 63

--------------------------------------------------------------------------------

PHOENIX-ENGEMANN CAPITAL GROWTH FUND

                                                                         CLASS A
                                           --------------------------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31,
                                              2004           2003         2002(3)         2001          2000
                                           -----------   ------------   -----------   -----------   -----------
Net asset value, beginning of period          $13.90        $11.89        $13.76        $29.14         $29.61
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)             (0.06)        (0.06)        (0.07)        (0.08)         (0.12)
   Net realized and unrealized
    gain (loss)                                 0.37          2.07         (1.80)       (13.76)          3.35
                                              ------        ------        ------        ------         ------
     TOTAL FROM INVESTMENT OPERATIONS           0.31          2.01         (1.87)       (13.84)          3.23
                                              ------        ------        ------        ------         ------
LESS DISTRIBUTIONS
   Distributions from net realized gains          --            --            --         (1.54)         (3.70)
                                              ------        ------        ------        ------         ------
     TOTAL DISTRIBUTIONS                          --            --            --         (1.54)         (3.70)
                                              ------        ------        ------        ------         ------
Change in net asset value                       0.31          2.01         (1.87)       (15.38)         (0.47)
                                              ------        ------        ------        ------         ------
NET ASSET VALUE, END OF PERIOD                $14.21        $13.90        $11.89        $13.76         $29.14
                                              ======        ======        ======        ======         ======
Total return(1)                                 2.23%        16.90%       (13.59)%      (49.46)%        10.43%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $844,523      $896,872      $835,713    $1,198,984     $2,796,095
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                           1.34%         1.36%         1.29%         1.17%          1.06%
   Net investment income (loss)                (0.39)%       (0.49)%       (0.51)%       (0.42)%        (0.39)%
   Portfolio turnover                             57%           39%          109%           63%            75%


                                                                         CLASS B
                                           --------------------------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31,
                                              2004           2003         2002(3)         2001          2000
                                           -----------   ------------   -----------   -----------   -----------
Net asset value, beginning of period          $12.96        $11.17        $13.04        $27.90         $28.68
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)             (0.15)        (0.14)        (0.16)        (0.22)         (0.34)
   Net realized and unrealized
    gain (loss)                                 0.35          1.93         (1.71)       (13.10)          3.26
                                              ------        ------        ------        ------         ------
     TOTAL FROM INVESTMENT OPERATIONS           0.20          1.79         (1.87)       (13.32)          2.92
                                              ------        ------        ------        ------         ------
LESS DISTRIBUTIONS
   Distributions from net realized gains          --            --            --         (1.54)         (3.70)
                                              ------        ------        ------        ------         ------
     TOTAL DISTRIBUTIONS                          --            --            --         (1.54)         (3.70)
                                              ------        ------        ------        ------         ------
Change in net asset value                       0.20          1.79         (1.87)       (14.86)         (0.78)
                                              ------        ------        ------        ------         ------
NET ASSET VALUE, END OF PERIOD                $13.16        $12.96        $11.17        $13.04         $27.90
                                              ======        ======        ======        ======         ======
Total return(1)                                 1.54%        16.03%       (14.34)%      (49.82)%         9.61%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)        $16,314       $23,730       $26,844       $41,849       $100,558
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                           2.09%         2.11%         2.05%         1.92%          1.81%
   Net investment income (loss)                (1.13)%       (1.24)%       (1.26)%       (1.16)%        (1.14)%
Portfolio turnover                                57%           39%          109%           63%            75%
-------------------------------

(1) Sales charges are not reflected in the total return calculation.

(2) Computed using average shares outstanding.

(3) As required, effective November 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended October 31, 2002, was to decrease the ratio of net investment income (loss) to average net assets from (0.50)% to (0.51)% for Class A and from (1.25%) to (1.26%) for Class B, respectively. There was no effect on net investment income (loss) per share and net realized and unrealized gain
    (loss) per share. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.


64 Phoenix Series Fund

--------------------------------------------------------------------------------


PHOENIX-ENGEMANN MID-CAP GROWTH FUND

                                                                         CLASS A
                                           --------------------------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31,
                                              2004           2003         2002(3)         2001          2000
                                           -----------   ------------   -----------   -----------   -----------
Net asset value, beginning of period          $13.97        $ 9.94        $12.66         $31.99        $24.54
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)             (0.17)        (0.14)        (0.15)         (0.12)        (0.14)
   Net realized and unrealized
    gain (loss)                                (0.40)         4.17         (2.57)        (17.12)        10.50
                                              ------        ------        ------         ------        ------
     TOTAL FROM INVESTMENT OPERATIONS          (0.57)         4.03         (2.72)        (17.24)        10.36
                                              ------        ------        ------         ------        ------
LESS DISTRIBUTIONS
   Dividends from net investment income           --            --            --             --            --
   Distributions from net realized gains          --            --            --          (2.09)        (2.91)
                                              ------        ------        ------         ------        ------
     TOTAL DISTRIBUTIONS                          --            --            --          (2.09)        (2.91)
                                              ------        ------        ------         ------        ------
Change in net asset value                      (0.57)         4.03         (2.72)        (19.33)         7.45
                                              ------        ------        ------         ------        ------
NET ASSET VALUE, END OF PERIOD                $13.40        $13.97        $ 9.94         $12.66        $31.99
                                              ======        ------        ------         ------        ------
Total return(1)                                (4.08)%       40.54%       (21.49)%       (56.48)%       42.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $166,244      $198,602      $159,767       $250,174      $622,964
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                           1.50%         1.56%         1.51%          1.36%         1.13%
   Net investment income (loss)                (1.22)%       (1.24)%       (1.22)%        (0.64)%       (0.43)%
Portfolio turnover                               181%          175%          172%           183%          158%


                                                                         CLASS B
                                           --------------------------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31,
                                              2004           2003         2002(3)         2001          2000
                                           -----------   ------------   -----------   -----------   -----------
Net asset value, beginning of period          $12.78        $ 9.16        $11.75         $30.13        $23.40
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)             (0.25)        (0.20)        (0.23)         (0.24)        (0.38)
   Net realized and unrealized gain (loss)     (0.35)         3.82         (2.36)        (16.05)        10.02
                                              ------        ------        ------         ------        ------
     TOTAL FROM INVESTMENT OPERATIONS          (0.60)         3.62         (2.59)        (16.29)         9.64
                                              ------        ------        ------         ------        ------
LESS DISTRIBUTIONS
   Dividends from net investment income           --            --            --             --            --
   Distributions from net realized gains          --            --            --          (2.09)        (2.91)
                                              ------        ------        ------         ------        ------
     TOTAL DISTRIBUTIONS                          --            --            --          (2.09)        (2.91)
                                              ------        ------        ------         ------        ------
Change in net asset value                      (0.60)         3.62         (2.59)        (18.38)         6.73
                                              ------        ------        ------         ------        ------
NET ASSET VALUE, END OF PERIOD                $12.18        $12.78        $ 9.16         $11.75        $30.13
                                              ======        ======        ======         ======        ======
Total return(1)                                (4.69)%       39.52%       (22.04)%       (56.84)%       41.89%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)        $15,549       $20,497       $18,470        $28,116       $64,351
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                           2.24%         2.31%         2.26%          2.11%         1.88%
   Net investment income (loss)                (1.97)%       (1.99)%       (1.98)%        (1.40)%       (1.20)%
Portfolio turnover                               181%          175%          172%           183%          158%
-------------------------------

(1) Sales charges are not reflected in the total return calculation.

(2) Computed using average shares outstanding.

(3) As required, effective November 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended October 31, 2002, was to decrease the ratio of net investment income to average net assets from (1.97)% to (1.98)% for Class B. There was no effect on net investment income (loss) per share and net realized and unrealized gain (loss) per share for Class A or B. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.


                                                          Phoenix Series Fund 65

--------------------------------------------------------------------------------


PHOENIX-ENGEMANN MID-CAP GROWTH FUND

                                                                                  CLASS C
                                                          ---------------------------------------------------------
                                                                     YEAR ENDED OCTOBER 31,         FROM INCEPTION
                                                                                                      1/2/01 TO
                                                               2004         2003       2002 (3)        10/31/01
                                                            ----------   ----------   ----------    --------------
Net asset value, beginning of period                          $12.77       $ 9.16       $11.75          $19.48
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                             (0.24)       (0.21)       (0.22)          (0.20)
   Net realized and unrealized gain (loss)                     (0.37)        3.82        (2.37)          (7.53)
                                                              ------       ------       ------          ------
     TOTAL FROM INVESTMENT OPERATIONS                          (0.61)        3.61        (2.59)          (7.73)
                                                              ------       ------       ------          ------
Change in net asset value                                      (0.61)        3.61        (2.59)          (7.73)
                                                              ------       ------       ------          ------
NET ASSET VALUE, END OF PERIOD                                $12.16       $12.77       $ 9.16          $11.75
                                                              ======       ======       ======          ======
Total return(1)                                                (4.78)%      39.41%      (22.04)%        (39.62)%(5)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                           $350         $508         $323           $275
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                           2.24%        2.30%        2.27%          2.16%(4)
   Net investment income (loss)                                (1.97)%      (1.99)%      (1.98)%        (1.41)%(4)
Portfolio turnover                                               181%         175%         172%           183%(5)
-------------------------------

(1) Sales charges are not reflected in the total return calculation.

(2) Computed using average shares outstanding.

(3) As required, effective November 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. There was no effect on net investment income (loss) per share, net realized and unrealized gain (loss) per share or the ratio of net investment income to average net assets for Class C. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

(4) Annualized.

(5) Not annualized.


66 Phoenix Series Fund

--------------------------------------------------------------------------------

PHOENIX-GOODWIN HIGH YIELD FUND

                                                                         CLASS A
                                           --------------------------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31,
                                              2004           2003         2002(4)         2001          2000
                                           -----------   ------------   -----------   -----------   -----------
Net asset value, beginning of period          $5.02         $4.51         $5.19          $6.59         $7.53
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(5)             0.33(2)       0.35(2)       0.45(2)        0.62(2)       0.77
   Net realized and unrealized
    gain (loss)(5)                             0.11          0.54         (0.65)         (1.27)        (0.93)
                                              -----         -----         -----          -----         -----
     TOTAL FROM INVESTMENT OPERATIONS          0.44          0.89         (0.20)         (0.65)        (0.16)
                                              -----         -----         -----          -----         -----
LESS DISTRIBUTIONS
   Dividends from net investment income       (0.35)        (0.38)        (0.45)         (0.75)        (0.78)
   Tax return of capital                         --            --         (0.03)            --            --
                                              -----         -----         -----          -----         -----
     TOTAL DISTRIBUTIONS                      (0.35)        (0.38)        (0.48)         (0.75)        (0.78)
                                              -----         -----         -----          -----         -----
Change in net asset value                      0.09          0.51         (0.68)         (1.40)        (0.94)
                                              -----         -----         -----          -----         -----
NET ASSET VALUE, END OF PERIOD                $5.11         $5.02         $4.51          $5.19         $6.59
                                              =====         -----         -----          -----         -----
Total return(1)                                8.85%        20.54%        (4.33)%       (10.87)%       (2.65)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)      $174,527      $192,428      $183,028       $235,623      $312,544
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                          1.32%         1.32%         1.33%(3)       1.28%(3)      1.22%
   Net investment income(5)                    6.57%         7.17%         9.06%         10.20%        10.14%
Portfolio turnover                               99%          176%          114%           100%           80%


                                                                         CLASS B
                                           --------------------------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31,
                                              2004           2003         2002(4)         2001          2000
                                           -----------   ------------   -----------   -----------   -----------
Net asset value, beginning of period          $4.96         $4.47         $5.14          $6.54         $7.51
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(6)             0.29(2)       0.31(2)       0.41(2)        0.57(2)       0.71
   Net realized and unrealized gain
(loss)(6)                                      0.11          0.52         (0.64)         (1.30)        (0.94)
                                              -----         -----         -----          -----         -----
     TOTAL FROM INVESTMENT OPERATIONS          0.40          0.83         (0.23)         (0.70)        (0.23)
                                              -----         -----         -----          -----         -----
LESS DISTRIBUTIONS
   Dividends from net investment income       (0.31)        (0.34)        (0.41)         (0.70)        (0.74)
   Tax return of capital                         --            --         (0.03)            --            --
                                              -----         -----         -----          -----         -----
     TOTAL DISTRIBUTIONS                      (0.31)        (0.34)        (0.44)         (0.70)        (0.74)
                                              -----         -----         -----          -----         -----
Change in net asset value                      0.09          0.49         (0.67)         (1.40)        (0.97)
                                              -----         -----         -----          -----         -----
NET ASSET VALUE, END OF PERIOD                $5.05         $4.96         $4.47          $5.14         $6.54
                                              =====         =====         =====          =====         =====
Total return(1)                                8.18%        19.39%        (4.88)%       (11.59)%       (3.52)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $14,574       $22,499       $22,074        $30,073       $43,108
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                          2.07%         2.07%         2.08%(3)       2.03%(3)      1.97%
   Net investment income(6)                    5.90%         6.43%         8.32%          9.44%         9.41%
Portfolio turnover                               99%          176%          114%           100%           80%
-------------------------------

(1) Sales charges are not reflected in the total return calculation.
(2) Computed using average shares outstanding.
(3) For the period ended October 31, 2002, the ratio of operating expenses excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 0.01% lower than the ratio shown in the table.
(4) As required, effective November 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended October 31, 2002, was to decrease the ratio of net investment income to average net assets from 9.35% to 9.30% and from 8.61% to 8.56% for Class A and B, to respectively, to decrease the net investment income (loss) per share from $0.47 to $0.46 for Class A, and to increase the net realized and unrealized gain (loss) per share from $(0.67) to $(0.66) for Class A. There was no effect on net investment income (loss) per share for Class B. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.
(5) As a result of recent changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under interest rate swap agreements and high yield debt instruments; previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification for Class A shares was to reduce net investment income per share and to increase net realized and unrealized gain (loss) per share by $0.01, $0.01, $0.03 and $0.02 for the periods ending October 31, 2003, 2002, 2001 and 2000, respectively. The net investment income ratio decreased by 0.30%, 0.26%, 0.49% and 0.21%, for the periods ending October 31, 2003, 2002, 2001 and 2000, respectively.
(6) As a result of recent changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under interest rate swap agreements and high yield debt instruments; previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification for Class B shares was to reduce net investment income per share and to increase net realized and unrealized gain (loss) per share by $0.01, $0.02, $0.03 and $0.01 for the periods ending October 31, 2003, 2002, 2001 and 2000, respectively. The net investment income ratio decreased by 0.30%, 0.24%, 0.49% and 0.21%, for the periods ending October 31, 2003, 2002, 2001 and 2000, respectively.


                                                          Phoenix Series Fund 67

--------------------------------------------------------------------------------

PHOENIX-GOODWIN HIGH YIELD FUND

                                                                           CLASS C
                                           --------------------------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31,
                                              2004           2003         2002(4)         2001          2000
                                           -----------   ------------   -----------   -----------   -----------
Net asset value, beginning of period          $4.99         $4.49          $5.16         $6.56         $7.53
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(5)             0.29(2)       0.31(2)        0.41(2)       0.58(2)       0.71
   Net realized and unrealized
    gain (loss)(5)                             0.10          0.53          (0.64)        (1.28)        (0.94)
                                              -----         -----          -----         -----         -----
     TOTAL FROM INVESTMENT OPERATIONS          0.39          0.84          (0.23)        (0.70)        (0.23)
                                              -----         -----          -----         -----         -----
LESS DISTRIBUTIONS
   Dividends from net investment income       (0.31)        (0.34)         (0.41)        (0.70)        (0.74)
   Tax return of capital                         --            --          (0.03)           --            --
                                              -----         -----          -----         -----         -----
     TOTAL DISTRIBUTIONS                      (0.31)        (0.34)         (0.44)        (0.70)        (0.74)
                                              -----         -----          -----         -----         -----
Change in net asset value                      0.08          0.50          (0.67)        (1.40)        (0.97)
                                              -----         -----          -----         -----         -----
NET ASSET VALUE, END OF PERIOD                $5.07         $4.99          $4.49         $5.16         $6.56
                                              =====         =====          =====         =====         =====
Total return(1)                                8.14%        19.30%         (4.88)%      (11.56)%       (3.51)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)        $1,990        $2,877         $1,921        $2,413        $2,689
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                          2.07%         2.07%          2.08%(3)      2.03%(3)      1.97%
   Net investment income(5)                    5.87%         6.43%          8.28%         9.43%         9.49%
Portfolio turnover                               99%          176%           114%          100%           80%
-------------------------------

(1) Sales charges are not reflected in the total return calculation.

(2) Computed using average shares outstanding.

(3) For the periods ended October 31, 2002 and 2001, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 0.01% lower than ratio shown in the table.

(4) As required, effective November 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease the ratio of net investment income to average net assets from 8.57% to 8.52%, to decrease the net investment income (loss) per share from 0.43 to 0.42, and to increase net realized and unrealized gain (loss) per share from $(0.66) to $(0.65). Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

(5) As a result of recent changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under interest rate swap agreements and high yield debt instruments; previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification for Class C shares was to reduce net investment income per share and to increase net realized and unrealized gain (loss) per share by $0.02, $0.01, $0.02 and $0.02 for the periods ending October 31, 2003, 2002, 2001 and 2000, respectively. The net investment income ratio decreased by 0.30%, 0.24%, 0.49% and 0.20%, for the periods ending October 31, 2003, 2002, 2001 and 2000, respectively.


68 Phoenix Series Fund

--------------------------------------------------------------------------------

PHOENIX-GOODWIN MONEY MARKET FUND

                                                                     CLASS A
                                           -------------------------------------------------------------
                                                              YEAR ENDED OCTOBER 31,
                                               2004        2003        2002        2001        2000
                                             --------    --------    --------    --------    --------
Net asset value, beginning of period          $1.00        $1.00       $1.00       $1.00       $1.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)               0.007        0.010       0.014       0.042        0.054
                                             ------       ------      ------      ------       ------
     TOTAL FROM INVESTMENT OPERATIONS         0.007        0.010       0.014       0.042        0.054
                                             ------       ------      ------      ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income      (0.007)      (0.010)     (0.014)     (0.042)      (0.054)
                                             ------       ------      ------      ------       ------
Change in net asset value                        --           --          --          --           --
                                             ------       ------      ------      ------       ------
NET ASSET VALUE, END OF PERIOD                $1.00        $1.00       $1.00       $1.00        $1.00
                                             ======       ======      ======      ======       ======
Total return                                   0.66%        1.00%       1.38%       4.23%        5.59%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)      $139,996     $156,098    $184,390    $184,349     $164,125

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                      0.65%        0.37%       0.79%       0.85%        0.80%
   Gross operating expenses                    0.92%        0.87%       0.86%       0.84%        0.80%
   Net investment income                       0.65%        1.00%       1.37%       4.12%        5.41%



                                                          Phoenix Series Fund 69

PHOENIX EQUITY PLANNING CORPORATION
P.O. Box 150480
Hartford, CT 06115-0480



[LOGO] PHOENIX
       INVESTMENT PARTNERS, LTD.

       A member of The Phoenix Companies, Inc.



ADDITIONAL INFORMATION

You can find more information about the Funds in the following documents:

ANNUAL AND SEMIANNUAL REPORTS
Annual and semiannual reports contain more information about the Funds' investments. The annual report discusses the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds. It is incorporated by reference and is legally part of the prospectus.

You may obtain a free copy of these documents by writing to Phoenix Equity Planning Corporation, 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480, by calling 1-800-243-4361, or by visiting PhoenixInvestments.com to send an email request.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-942-8090. This information is also available on the SEC's Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC,Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Mutual Fund Services: 1-800-243-1574
Advisor Consulting Group: 1-800-243-4361
Text Telephone: 1-800-243-1926





NOT INSURED BY FDIC/NCUSIF OR ANY FEDERAL GOVERNMENT AGENCY.
NO BANK GUARANTEE. NOT A DEPOSIT. MAY LOSE VALUE.

Investment Company Act file No. 811-810
PXP393                                                                     2-05

                               PHOENIX SERIES FUND
                              PHOENIX BALANCED FUND
                             PHOENIX CORE BOND FUND
                      PHOENIX-ENGEMANN CAPITAL GROWTH FUND

                      PHOENIX-ENGEMANN MID-CAP GROWTH FUND

                         PHOENIX-GOODWIN HIGH YIELD FUND
                        PHOENIX-GOODWIN MONEY MARKET FUND


                                101 Munson Street
                         Greenfield, Massachusetts 01301


                       STATEMENT OF ADDITIONAL INFORMATION

                                February 28, 2005

   The Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of Phoenix Series Fund (the "Trust"), dated February 28, 2005, and should be read in conjunction with it. The Statement of Additional Information incorporates by reference certain information that appears in the Trust's annual and semiannual reports, which are delivered to all investors. You may obtain a free copy of the Trust's Prospectus, annual or semiannual reports by calling Phoenix Equity Planning Corporation ("PEPCO") at (800) 243-4361 or by writing to PEPCO at 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480.


                                TABLE OF CONTENTS

                                                                           PAGE

The Trust..................................................................   1
Investment Restrictions....................................................   1
Investment Techniques and Risks............................................   2
Performance Information....................................................   9

Portfolio Turnover.........................................................  12
Portfolio Transactions and Brokerage.......................................  12
Disclosure of Fund Holdings................................................  13
Services of the Adviser and Subadviser.....................................  15
   Description of Proxy Voting Policy......................................  18
Net Asset Value............................................................  19
How to Buy Shares..........................................................  19
Alternative Purchase Arrangements..........................................  20
   Purchases of Shares of the Money Market Fund............................  21
Investor Account Services..................................................  23
How to Redeem Shares.......................................................  24
Dividends, Distributions and Taxes.........................................  25
Tax-Sheltered Retirement Plans.............................................  29
The Distributor............................................................  30
Distribution Plans.........................................................  32
Management of the Trust....................................................  32
Additional Information.....................................................  39
Appendix...................................................................  40



                      Mutual Fund Services: (800) 243-1574
                    Adviser Consulting Group: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                         Text Telephone: (800) 243-1926


   PXP427B (2/05)

                                    THE TRUST


   The Trust is a diversified open-end management investment company that was organized under Massachusetts law in 1958 as a business trust, and was reorganized as a Delaware statutory trust in November 2000. The Trust presently comprises six series: the Phoenix Balanced Fund (the "Balanced Fund") (formerly the Phoenix-Oakhurst Balanced Fund); Phoenix Core Bond Fund (the "Core Bond Fund") (formerly, the U.S. Government Securities Fund and the Phoenix-Duff & Phelps Core Bond Fund, respectively), Phoenix-Engemann Capital Growth Fund (the "Capital Growth Fund"); Phoenix-Engemann Mid-Cap Growth Fund (the "Mid-Cap Growth Fund") (formerly, the Phoenix-Engemann Aggressive Growth Fund); Phoenix-Goodwin High Yield Fund (the "High Yield Fund"); and Phoenix-Goodwin Money Market Fund (the "Money Market Fund"); each a "Fund" and, collectively, the "Funds."


    The Trust's prospectus describes the investment objectives of each of the Funds and the strategies that each of the Funds will employ in seeking to achieve its investment objective. Each Fund's investment objective is a fundamental policy of that Fund and may not be changed without the vote of a majority of the outstanding voting securities of that Fund. The following discussion supplements the disclosure in the Prospectus.

                             INVESTMENT RESTRICTIONS


    The following investment restrictions have been adopted by the Trust with respect to each Fund. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the Investment Company Act of 1940 (the "1940 Act") to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

    Each Fund may not:


    (1) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

    (2) Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities), except that the Money Market Fund may invest more than 25% of its assets in instruments issued by domestic banks.

    (3) Borrow money, except (i) in amounts not to exceed one third of the value of the Fund's total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.


    (4) Issue "senior securities" in contravention of the 1940 Act. Activities permitted by the Securities and Exchange Commission ("SEC") exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction.


    (5) Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

    (6) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

    (7) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

    (8) Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.


    Except with respect to investment restriction (3) above, if any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction. With respect to investment restriction (3), in the event that asset coverage for all borrowings shall at any time fall below 300 per centum, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum.


                         INVESTMENT TECHNIQUES AND RISKS


   The Funds may each utilize the following practices or techniques in pursuing their investment obligations.


BORROWING

   The Fund may from time to time increase the ownership of securities holdings above the amounts otherwise possible by borrowing from banks at fixed amounts of interest and investing the borrowed funds.

   Interest on money borrowed will be an expense of the Fund with respect to which the borrowing has been made. Because such expense would not otherwise be incurred, the net investment income of such Fund is not expected to be as high as it otherwise would be during periods when borrowings for investment purposes are substantial.

   Borrowings for investment purposes must be obtained on an unsecured basis. Any such borrowing must also be made subject to an agreement by the lender that any recourse is limited to the assets of the Fund with respect to which the borrowing has been made.

   Any investment gains made with the additional monies borrowed in excess of interest paid will cause the net asset value of a Fund's shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the monies borrowed) to the Fund, the net asset value of the Fund will decrease faster than would otherwise be the case.

DEFERRED COUPON DEBT SECURITIES


   The Balanced and High Yield Funds may invest in debt obligations that do not make any interest payments for a specified period of time prior to maturity ("deferred coupon" obligations). Because the deferred coupon bonds do not make interest payments for a certain period of time, they are purchased by the Funds at a deep discount and their value fluctuates more in response to interest rate changes than does the value of debt obligations that make current interest payments. The degree of fluctuation with interest rate changes is greater when the deferred period is longer. Therefore, there is a risk that the value of a Fund's shares may decline more as a result of an increase in interest rates than would be the case if the Fund did not invest in deferred coupon bonds.


FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS

   The Funds, except the Money Market Fund, may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities or securities which it intends to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges, long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in a Fund's portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which a Fund may wish to purchase in the future by purchasing futures contracts.


   A Fund may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and Government National Mortgage Association ("GNMA") certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.


   In contrast to the situation when a Fund purchases or sells a security, no security is delivered or received by a Fund upon the purchase or sale of a financial futures contract. Initially, a Fund will be required to deposit in a pledged account with its custodian cash, U.S. Government obligations or fully paid marginable securities. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.


   The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.


   Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

   A Fund will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly.

   LIMITATIONS ON FUTURES CONTRACTS AND RELATED OPTIONS. A Fund may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be deposited in a pledged account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.


   The extent to which a Fund may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code of 1986 (the "Code") for qualification as a regulated investment company. (See "Dividends, Distributions and Taxes.")


   RISKS RELATING TO FUTURES CONTRACTS AND RELATED OPTIONS. Positions in futures contracts and related options may be closed out only on an exchange which provides a secondary market for such contracts or options. A Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements a Fund would continue to be required to make daily margin payments. In this situation, if a Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities to meet its margin obligations at a time when it may be disadvantageous to do so. In addition, a Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on a Fund's ability to hedge its portfolio effectively.

   There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also limit a hedger's opportunity to benefit fully from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Fund to incur additional brokerage commissions and may cause an increase in a Fund's portfolio turnover rate.

   The successful use of futures contracts and related options also depends on the ability of the Adviser to forecast correctly the direction and extent of market movements, interest rates and other market factors within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Fund or such prices move in a direction opposite to that anticipated, a Fund may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. Options and futures may also fail as a hedging technique in cases where the movements of the securities underlying the options and futures do not follow the price movements of the hedged portfolio securities. As a result, a Fund's total return for the period may be less than if it had not engaged in the hedging transaction. The loss from investing in futures transactions is potentially unlimited.

   Utilization of futures contracts by a Fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, a Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities. It is possible that, where a Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, a Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if a Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, a Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

   The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions because such action would reduce the liquidity of the futures market. In addition, from the point of view of speculators, because the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

   Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

FOREIGN SECURITIES


   The Funds, except the Money Market Fund, may purchase foreign securities, including those issued by foreign branches of U.S. banks. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issues. These considerations include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information, the difficulty of interpreting financial information prepared under foreign securities markets, the impact of political, social or diplomatic developments, difficulties in invoking legal process abroad and the difficulty of assessing economic trends in foreign countries.


   The Trust may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Trust's foreign securities transactions. The use of a foreign custodian invokes considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.


   YANKEE BONDS. The Core Bond Fund may invest in Yankee Bonds. Yankee Bonds are issued in the United States by foreign governments or companies. Since they are dollar-denominated, they are not affected by variations in currency exchange rates. Yankee Bonds are influenced primarily by interest rate levels in the United States, and by the financial condition of the issuer. Because the issuers are foreign, the issuers may be subject to levels of risk that differ from the domestic bond market.


ILLIQUID SECURITIES


   The Funds, except the Money Market Fund, may invest in securities that are not liquid. The Funds consider investments that the adviser is not likely to be able to sell within seven days as not liquid. These securities can include repurchase agreements with maturities of more than seven days and private placements. Repurchase agreements are contracts under which the fund will buy securities and simultaneously agree to resell them at a later date for an agreed, higher price. Private placements are securities that are not sold to investors through a public offering but instead are sold in direct, private transactions. Illiquid securities may have a lower value than comparable securities that have active markets for resale, and they can lose their value more quickly under unfavorable conditions.


LENDING PORTFOLIO SECURITIES

   In order to increase its return on investments, the Trust may make loans of the portfolio securities of any Fund. Loans of portfolio securities will always be fully collateralized at no less than 100% of the market value of the loaned securities (as marked to market daily) and made only to borrowers considered to be creditworthy. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities and possibly the loss of the collateral if the borrower fails financially.

LOAN PARTICIPATIONS

   The High Yield Fund may invest in loan participations. A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of the borrower's principal and interest payments.

Loan participations of the type in which the Fund may invest include interests in both secured and unsecured corporate loans. In the event that a corporate borrower failed to pay its scheduled interest or principal payments on participations held by the Fund, the market value of the affected participation would decline, resulting in a loss of value of such investment to the Fund. Accordingly, such participations are speculative and may result in the income level and net assets of the Fund being reduced. Moreover, loan participation agreements generally limit the right of a participant to resell its interest in the loan to a third party and, as a result, loan participations will be deemed by the Trust to be illiquid investments.

MONEY MARKET INSTRUMENTS

   Certain money market instruments used extensively by the Money Market Fund, and to a lesser extent by the other Funds, are described below.


   REPURCHASE AGREEMENTS. Repurchase Agreements are agreements by which a Fund purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the 1940 Act, a recognized securities dealer) that the seller will repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security.


   A repurchase transaction is usually accomplished either by crediting the amount of securities purchased to the account of the custodian of the Trust maintained in a central depository of book-entry system or by physical delivery of the securities to the Trust's custodian in return for delivery of the purchase price to the seller. Repurchase transactions are intended to be short-term transactions with the seller repurchasing the securities, usually within seven days.

   Even though repurchase transactions usually do not impose market risks on the purchasing Fund, if the seller of the repurchase agreement defaults and does not repurchase the underlying securities, the Fund might incur a loss if the value of the underlying securities declines, and disposition costs may be incurred in connection with liquidating the underlying securities. In addition, if bankruptcy proceedings are commenced regarding the seller, realization upon the underlying securities may be delayed or limited, and a loss may be incurred if the underlying securities decline in value.

   CERTIFICATES OF DEPOSIT. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

   TIME DEPOSITS. Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

   BANKERS' ACCEPTANCES. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

   COMMERCIAL PAPER. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

   CORPORATE DEBT SECURITIES. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.

   U.S. GOVERNMENT OBLIGATIONS. Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years, and Treasury bonds generally have maturities of greater than ten years.

   Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Banks of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Government; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.

MORTGAGE-BACKED SECURITIES


   Securities issued by GNMA and securities issued by Federal National Mortgage Association ("FNMA") include, mortgage-backed securities representing part ownership of a pool of mortgage loans.

   In the case of GNMA, the mortgages are insured by the Federal Housing Administration or Farmers' Home Administration or guaranteed by the Veteran's Administration. In the case of FNMA, the mortgages are not insured by an agency of the U.S. Government.

   The prices of mortgage-backed securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Mortgage-backed securities issued by GNMA and FNMA currently offer yields which are higher than those available on other securities of the U.S. Government and its agencies and instrumentalities, but may be less effective than these other securities as a means of "locking in" attractive long-term interest rates. This is a result of the need to reinvest prepayment of principal and the possibility of significant unscheduled prepayments resulting from declines in mortgage interest rates. As a result, these securities have less potential for capital appreciation during periods of declining interest rates than other investments of comparable risk of decline in value during periods of rising rates.

OPTIONS

   The Funds, except the Money Market Fund, may write covered call options and purchase call and put options. Options and the related risks are summarized below.

   WRITING AND PURCHASING OPTIONS. The exercise price of a call option written by a Fund may be below, equal to or above the current market value of the underlying security or securities index at the time the option is written. Call options written by a Fund normally will have expiration dates between three and nine months from the date written. During the option period a Fund may be assigned an exercise notice by the broker-dealer through which the call option was sold, requiring the Fund to deliver the underlying security (or cash in the case of securities index calls) against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time as the Fund effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the Fund has received an exercise notice.

   A multiplier for an index option performs a function similar to the unit of trading for an option on an individual security. It determines the total dollar value per contract of each point between the exercise price of the option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

   Securities indices for which options are currently traded include the Standard & Poor's 100 and 500 Composite Stock Price Indices, Computer/Business Equipment Index, Major Market Index, Amex Market Value Index, Computer Technology Index, Oil and Gas Index, NYSE Options Index, Gaming/Hotel Index, Telephone Index, Transportation Index, Technology Index, and Gold/Silver Index. A Fund may write call options and purchase call and put options on any other indices traded on a recognized exchange.

   Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option written by a Fund, to prevent an underlying security from being called, or to enable a Fund to write another call option with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction, depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. If a call option written by a Fund expires unexercised, a Fund will realize a gain in the amount of the premium on the option less the commission paid.

   The option activities of a Fund may increase its portfolio turnover rate and the amount of brokerage commissions paid. A Fund will pay a commission each time it purchases or sells a security in connection with the exercise of an option. These commissions may be higher than those which would apply to purchases and sales of securities directly.

   LIMITATIONS ON OPTIONS. A Fund may write call options only if they are covered and if they remain covered so long as a Fund is obligated as a writer. If a Fund writes a call option on an individual security, a Fund will own the underlying security at all times during the option period. A Fund will write call options on indices only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts. Call options on securities indices written by a Fund will be "covered" by identifying the specific portfolio securities being hedged.

   To secure the obligation to deliver the underlying security, the writer of a covered call option on an individual security is required to deposit the underlying security or other assets in escrow with the broker in accordance with clearing corporation and exchange rules. In the case of an index call option written by a Fund, a Fund will be required to deposit qualified securities. A "qualified security" is a security against which a Fund has not written a call option and which has not been hedged by a Fund by the sale of a financial futures contract. If at the close of business on any day the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts, a Fund will deposit an amount of cash or liquid assets equal in value to the difference. In addition, when a Fund writes a call on an index which is "in-the-money" at the time the call is written, a Fund will segregate with its custodian bank cash or liquid assets equal in value to the amount by which the call is "in-the-money" times the multiplier times the number of contracts. Any amount segregated may be applied to a Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

   A Fund may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale of a call option or a put option would result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid.

   In connection with a Fund qualifying as a regulated investment company under the Internal Revenue Code, other restrictions on a Fund's ability to enter into option transactions may apply from time to time. See "Dividends, Distributions and Taxes."

   RISKS RELATING TO OPTIONS. During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

   The risk of purchasing a call option or a put option is that a Fund may lose the premium it paid plus transaction costs. If a Fund does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

   An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Fund will write and purchase options only when the Adviser believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that a Fund if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.

   Possible reasons for the absence of a liquid secondary market on an exchange include the following: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders.

   Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser believes that the position limits established by the exchanges will not have any adverse impact upon a Fund or all of the Funds, in the aggregate.

   RISKS OF OPTIONS ON INDICES. Because the value of an index option depends upon movements in the level of the index rather than movements in the price of a particular security, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of an individual security. Accordingly, successful use by a Fund of options on indices will be subject to the Adviser's ability to correctly predict movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

   Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, a Fund would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses to a Fund. However, it is the Trust's policy to write or purchase options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

   Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance and, unlike call writing on portfolio securities, cannot provide in advance for its potential settlement obligation by holding the underlying securities. Consequently, a Fund will write call options on indices only subject to the limitations described above.

   Price movements in securities in a Fund's portfolio will not correlate perfectly with movements in the level of the index and, therefore, a Fund bears the risk that the price of the securities held by the Fund may not increase as much as the level of the index. In this event, the Fund would bear a loss on the call which would not be completely offset by movements in the prices of a Fund's portfolio securities. It is also possible that the index may rise when the value of a Fund's portfolio securities does not. If this occurred, the Fund would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in the market value of portfolio securities.

   Unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call on an index, a Fund will be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if a Fund fails to anticipate an exercise, it may have to borrow from a bank (in an amount not exceeding 10% of a Fund's total assets) pending settlement of the sale of securities in its portfolio and pay interest on such borrowing.

   When a Fund has written a call on an index, there is also a risk that the market may decline between the time a Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time a Fund is able to sell securities in its portfolio. As with options on portfolio securities, a Fund will not learn that a call has been exercised until the day following the exercise date but, unlike a call on a portfolio security where a Fund would be able to deliver the underlying security in settlement, a Fund may have to sell part of its portfolio securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

   If a Fund exercises a put option on an index which it has purchased before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" a Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

RESTRICTED SECURITIES


   The High Yield Fund may purchase securities which cannot be sold in the public market without first being registered with the SEC provided that the Adviser has determined that such securities meet prescribed standards for being considered as "liquid" securities. Liquid restricted securities may offer higher yields than comparable publicly traded securities. Such securities ordinarily can be sold by the Trust in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under governing law. Private sales of such securities may involve significant delays and expense. Private sales often require negotiation with one or more purchasers and may produce less favorable prices than the sale of similar unrestricted securities. Public sales of previously restricted securities generally involve the time and expense of the preparation and processing of a registration statement (and the possible decline in value of the securities during such period) and may involve the payment of underwriting commissions. In some instances, the Trust may have to bear certain costs of registration in order to sell such shares publicly.


SWAP AGREEMENTS


   All funds, except the Money Market Fund, may enter into interest rate, index and currency exchange rate swap agreements, and the High Yield Fund may also enter into credit default and total return swap agreements, for hedging purposes. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid leveraging of the fund's portfolio.

   Because swap agreements are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Funds by the Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

   Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the Commodity Futures Trading Commission ("CFTC"). To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.


   CREDIT DEFAULT SWAP AGREEMENTS. In addition to the interest rate swap agreements discussed under "Interest Rate Transactions", the High Yield Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic, stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation (typically emerging market debt). The fund may be either the buyer or seller in the transaction. If the fund is a buyer and no event of default occurs, the fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the fund receives a fixed rate of income throughout the term of the contract, which typically is between 6 months and three years, provided there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. The value of the reference obligation received by the Seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the fund.

   Credit default swaps involve greater risks than if the fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The fund will enter into swap agreements only with counterparties who are rated at least A by Moody's Investors Service or Standard and Poor's Rating Service at the time of investment.

                             PERFORMANCE INFORMATION


   Performance information for the Funds (and any class of the Funds) may be included in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as a yield of a class of shares and as a total return of a class of shares.

   Standardized quotations of average annual total return for Class A Shares, Class B Shares or Class C Shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in either Class A Shares, Class B Shares or Class C Shares over periods of 1, 5 and 10 years or up to the life of the class of shares), calculated for each class separately pursuant to the following formula: P((1+T)(n)) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B Shares and Class C Shares, and assume that all dividends and distributions on Class A Shares, Class B Shares and Class C Shares are reinvested when paid.

   The Funds may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, each Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Funds may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of each Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Index (the "S&P 500 Index"), S&P 500/Barra Growth Index, Balanced Benchmark, Consumer Price Index, Dow Jones Industrial Average, Europe Australia Far East Index (EAFE), Lehman Brothers Aggregate Bond Index, Lehman Brothers Corporate Index, Merrill Lynch High Yield Master II Index and Russell Midcap Growth Index.

   Advertisements, sales literature and other communications may contain information about the Funds and Advisers' current investment strategies and management style. Current strategies and style may change to allow the Funds to respond quickly to changing market and economic conditions. From time to time the Funds may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, each Fund may separate its cumulative and average annual returns into income and capital gains components.

   Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of a Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

YIELD

   The current yield for the Money Market Fund will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a hypothetical charge reflecting deductions for expenses during the period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Money Market Fund assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:


   Effective Yield = [(Base Period Return) + 1) (365/7)] -1


   For the 7-day period ending October 31, 2004, the yield of the Money Market Fund was 0.95% for Class A Shares. For the same period, the effective yield of this Fund was 0.96% for Class A Shares.

   Quotations of yield for the Balanced, Core Bond and High Yield Funds will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses (including pro rata Trust expenses and expenses applicable to each particular Fund or class of a
Fund) accrued during the period ("net investment income"), and are computed by dividing net investment income by the value of a share of the Fund or class on the last day of the period, according to the following formula:


   YIELD = 2[(a-b)+ 1)(6) -1]
              ---
              cd

   where a = dividends and interest earned during the period by the Fund, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.


   The yields for each class of shares for the Funds indicated for the 30-day period ended October 31, 2004 were as follows:

                                              CLASS A SHARES        CLASS B SHARES         CLASS C SHARES
                                              --------------        --------------         --------------

Balanced Fund                                     1.90%                  1.28%                  N/A

Core Bond Fund                                    3.52%                  2.96%                 2.95%

High Yield Fund                                   5.86%                  5.40%                 5.40%

TOTAL RETURN

   For average "after-tax" total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of Fund shares may exceed returns after taxes on distributions (but before sale of Fund shares). These returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements.

   The average annual total return for each class of the Funds for the indicated periods ended October 31, 2004 were as follows:

                                                          ONE            5 YEARS        10 YEARS         COMMENCEMENT OF
                                                       YEAR ENDED         ENDED          ENDED           OPERATIONS To
                                                        10/31/04         10/31/04       10/31/04            10/31/04
                                                        --------         --------       --------            --------
BALANCED FUND
Class A
     Return Before Taxes                                  0.76%           1.63%           7.71%              N/A
     Return After Taxes on Distribution                   0.21%          -0.06%           4.99%              N/A
     Return After Taxes on Distributions
     and Sale of Fund Shares                              0.67%           0.57%           5.09%              N/A
Class B  Return Before Taxes                              2.12%           2.07%           7.54%              N/A

CORE BOND FUND
Class A
     Return Before Taxes                                 -0.99%           4.36%           5.40%              N/A
     Return After Taxes on Distribution                  -2.75%           1.98%           2.98%              N/A
     Return After Taxes on Distributions
     and Sale of Fund Shares                             -0.66%           2.24%           3.09%              N/A

Class B  Return Before Taxes                             -0.84%           4.57%           5.10%              N/A

Class C  Return Before Taxes                              3.21%           4.59%           N/A                4.65%

CAPITAL GROWTH FUND
Class A
     Return Before Taxes                                 -3.65%         -11.49%           3.60%              N/A
     Return After Taxes on Distribution                  -3.65%         -12.11%           1.46%              N/A
     Return After Taxes on Distributions
     and Sale of Fund Shares                             -2.37%          -9.23%           2.39%              N/A
Class B  Return Before Taxes                             -2.46%         -11.10%           3.44%              N/A


MID-CAP GROWTH FUND

Class A

     Return Before Taxes                                 -9.60%          -9.11%           7.78%              N/A
     Return After Taxes on Distribution                  -9.60%          -9.92%           4.98%              N/A
     Return After Taxes on Distributions
     and Sale of Fund Shares                             -6.24%          -7.53%           5.23%              N/A
Class B  Return Before Taxes                             -8.51%          -8.69%           7.63%              N/A
Class C  Return Before Taxes                             -4.78%           N/A             N/A               -11.57%

HIGH YIELD FUND
Class A
     Return Before Taxes                                  3.68%           0.74%           4.43%              N/A
     Return After Taxes on Distribution                   1.21%          -2.76%           0.71%              N/A
     Return After Taxes on Distributions
     and Sale of Fund Shares                              2.32%          -1.54%           1.45%              N/A
Class B  Return Before Taxes                              4.18%           0.94%           4.14%              N/A
Class C  Return Before Taxes                              8.14%           0.93%           N/A                -0.24%

(1) Since inception, February 27, 1998 for Class C High Yield; October 11, 1999 for Class C Core Bond and January 2, 2001 for Class C Mid-Cap Growth.

   The Funds may also compute aggregate total return for specified periods based on a hypothetical Class A, Class B, or Class C Account with an assumed initial investment of $10,000. The aggregate total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of cumulative total return reflects payment of the Class A Share's maximum sales charge of 4.75% for the Core Bond and High Yield Funds and 5.75% for the Balanced, Capital Growth and Mid-Cap Growth Funds, and assumes reinvestment of all income dividends and capital gain distributions during the period.

   The Funds also may quote annual, average annual and annualized total return and cumulative total return performance data, for any class of shares of the Funds, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted above. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or cumulative rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or cumulative rates of return calculations.

                               PORTFOLIO TURNOVER


   Each Fund has a different expected annual rate of portfolio turnover, which is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Fund's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses and other costs, which must be borne directly by a Fund and thus indirectly by its shareholders. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Fund's shares and by requirements which enable the Trust to receive certain favorable tax treatment (see "Dividends, Distributions and Taxes"). If such rate of turnover exceeds 100%, the Fund will pay more in brokerage commissions than would be the case if they had lower portfolio turnover rates. Historical portfolio turnover rates for all Funds except the Money Market Fund (which for this purpose does not calculate a portfolio turnover rate) can be found under the heading "Financial Highlights" in the Trust's prospectus.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

   In effecting portfolio transactions for the Trust, the Adviser and/or Subadviser (throughout this section, the "Adviser") adheres to the Trust's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. The Adviser may cause the Trust to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting the transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or that any offset of direct expenses of a Fund yields the best net price. As provided in
Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include giving advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities; furnishing analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Trust or to the Adviser are considered to be in addition to and not in lieu of services required to be performed by the Adviser under its contract with the Trust and may benefit both the Trust and other clients of the Adviser. Conversely, brokerage and research services provided by brokers to other clients of the Adviser may benefit the Trust.

   If the securities in which a particular Fund of the Trust invests are traded primarily in the over-the-counter market, where possible the Fund will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commission or transfer taxes. In addition, transactions effected on foreign securities exchanges which do not permit the negotiation of brokerage commissions and where the Adviser would, under the circumstances, seek to obtain best price and execution on orders for the Trust.


   The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Trust (involving both price paid or received and any net commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Adviser in determining the overall reasonableness of brokerage commissions paid by the Trust. Some portfolio transactions are, subject to the Conduct Rules of the NASD and subject to obtaining best prices and executions, effected through dealers (excluding PEPCO) who sell shares of the Trust.

   The Trust has implemented, and the Board of Trustees has approved, policies and procedures reasonably designed to prevent (i) the Adviser's and/or Subadviser's personnel responsible for the selection of broker-dealers to effect fund portfolio securities transactions from taking into account, in making those decisions, broker-dealer's promotion or sales efforts, and (ii) the Trust, its Adviser, and Distributor from entering into any agreement or other understanding under which the Funds direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of fund shares. These policies and procedures are designed to prevent the Trust from entering into informal arrangements to direct portfolio securities transactions to a particular broker.

   The Trust has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Trust. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared pro rata based on the Trust's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees review these procedures at least annually, or more frequently if deemed appropriate or as frequently as shall appear appropriate.

   For the fiscal years ended October 31, 2002, 2003 and 2004, brokerage commissions paid by the Trust on portfolio transactions totaled $5,486,897, $4,507,352 and $4,165,459, respectively. In the fiscal years ended October 31, 2002, 2003 and 2004, the Trust paid brokerage commissions of $86,277, $279,144 and $36,636, respectively, to PXP Securities Corp., an affiliate of its Distributor. For the fiscal year ended October 31, 2004, the amount paid to PXP Securities Corp. was 0.9% of the total brokerage commission paid by the Trust and was paid on transactions amounting to 1.2% of the aggregate dollar amount of transactions involving the payment of commissions. Brokerage commissions of $1,046,238 paid during the fiscal year ended October 31, 2004, were paid on portfolio transactions aggregating $705,695,994 executed by brokers who provided research and other statistical information.

                           DISCLOSURE OF FUND HOLDINGS

   The Trustees of the Trust have adopted policies with respect to the disclosure of the Funds' portfolio holdings by the Funds, Phoenix (generally, the Funds' investment adviser), or their affiliates. These policies provide that the Funds' portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. Additionally, the Funds' policies prohibit Phoenix and the Funds' other service providers from entering into any agreement to disclose Fund portfolio holdings in exchange for any form of compensation or consideration. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Fund, third parties providing services to the Funds (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Funds.

   The Board of Trustees has delegated to the Holdings Disclosure Committee (the "HDC") the authority to make decisions regarding requests for information on portfolio holdings prior to public disclosure. The HDC will authorize the disclosure of portfolio holdings only if it determines such disclosure to be in the best interests of Fund shareholders. The HDC is composed of the Funds' Compliance Officer, and officers of the Funds' advisers and principal underwriter representing the areas of portfolio management, fund control, institutional marketing, retail marketing, and distribution.

   The Funds' Compliance Officer is responsible for monitoring the Funds' compliance with these policies and for providing regular reports (at least quarterly) to the Board of Trustees regarding their compliance, including information with respect to any potential conflicts of interest between the interests of Fund shareholders and those of Phoenix and its affiliates identified during the reporting period and how such conflicts were resolved.

PUBLIC DISCLOSURES

   In accordance with rules established by the SEC, each Fund sends semiannual and annual reports to shareholders that contain a full listing of portfolio holdings as of the second and fourth fiscal quarters, respectively, within 60 days of quarter-end. The Funds also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. The Fund's shareholder reports are available on Phoenix's website at www.PhoenixInvestments.com. Additionally, each Fund provides its top 10 holdings and summary composition data derived from portfolio holdings information on Phoenix's website as of the end of each month, generally within 10 business days of the end of the month. This information will be available on the website until full portfolio holdings information becomes publicly available as described above. The Funds also provide publicly-available portfolio holdings information directly to ratings agencies, the frequency and timing of which is determined under the terms of the contractual arrangements with such agencies.

OTHER DISCLOSURES

   The HDC may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds' policies provide that non-public disclosures of a Fund's portfolio holdings may only be made if
(i) the Fund has a legitimate business purpose for making such disclosure and
(ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information. The HDC will consider any actual or potential conflicts of interest between Phoenix and its mutual fund shareholders and will act in the best interest of the Funds' shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the HDC may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the HDC will not authorize such release.

ONGOING ARRANGEMENTS TO DISCLOSE PORTFOLIO HOLDINGS

   As previously authorized by the Funds' Board of Trustees and/or the Fund's executive officers, the Funds periodically disclose non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Funds in their day-to-day operations, as well as public information to certain ratings organizations. In addition to Phoenix and its affiliates, these entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Funds.

NON-PUBLIC HOLDINGS INFORMATION

-------------------------------------------------------------------------------------------------------------
                                                                            TIMING OF RELEASE OF PORTFOLIO
TYPE OF SERVICE PROVIDER              NAME OF SERVICE PROVIDER              HOLDINGS INFORMATION
------------------------------------- ------------------------------------- ---------------------------------
Adviser                               Phoenix Investment Counsel, Inc.      Daily
------------------------------------- ------------------------------------- ---------------------------------
Subadviser                            Engemann Asset Management             Daily
------------------------------------- ------------------------------------- ---------------------------------
Distributor                           Phoenix Equity Planning Corporation   Daily
------------------------------------- ------------------------------------- ---------------------------------
Custodian                             State Street Bank and Trust Company   Daily
------------------------------------- ------------------------------------- ---------------------------------
Sub-Financial Agent                   PFPC, Inc.                            Daily
------------------------------------- ------------------------------------- ---------------------------------
Independent Registered Public         PricewaterhouseCoopers LLP            Annual Reporting Period: within
Accounting Firm                                                             15 business days of end of
                                                                            reporting period

                                                                            Semiannual Reporting Period:
                                                                            within 31 business days of end
                                                                            of reporting period
------------------------------------- ------------------------------------- ---------------------------------
Typesetting Firm for Financial        GCom Solutions                        Monthly on first business day
Reports and Forms N-Q                                                       following month-end
------------------------------------- ------------------------------------- ---------------------------------
Printer for Financial Reports         V.G. Reed & Sons                      Annual and Semiannual Reporting
                                                                            Period: within 45 days after
                                                                            end of reporting period
------------------------------------- ------------------------------------- ---------------------------------
Proxy Voting Service                  Institutional Shareholder Services    Twice weekly on an ongoing basis
------------------------------------- ------------------------------------- ---------------------------------
Intermediary Selling Shares of the    Merrill Lynch                         Quarterly within 10 days of
Fund                                                                        quarter-end
------------------------------------- ------------------------------------- ---------------------------------
Third-Party Class B Share Financer    SG Constellation LLC                  Weekly based on prior week-end
-------------------------------------------------------------------------------------------------------------
PUBLIC PORTFOLIO HOLDINGS INFORMATION
-------------------------------------------------------------------------------------------------------------
Portfolio Redistribution Firms        Bloomberg, Standard & Poor's and      Quarterly, 60 days after fiscal
                                      Thompson Financial Services           quarter-end
------------------------------------- -------------------------------------- --------------------------------
Rating Agencies                       Lipper Inc. and Morningstar           Quarterly, 60 days after fiscal
                                                                            quarter-end
-------------------------------------------------------------------------------------------------------------

   These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds.

   There is no guarantee that the Funds' policies on use and dissemination of holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of such information.

                     SERVICES OF THE ADVISER AND SUBADVISER

    The investment adviser to each of the funds is Phoenix Investment Counsel, Inc. ("PIC" or "Adviser"), which is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. PIC acts as the investment adviser for 13 fund companies totaling 37 mutual funds and as adviser to institutional clients. PIC has acted as an investment adviser for over 70 years. PIC was originally organized in 1932 as John P. Chase, Inc. As of December 31, 2004, PIC had approximately $21.8 billion in assets under management.

   All of the outstanding stock of PIC is owned by PEPCO, a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is the wholly-owned asset management subsidiary of The Phoenix Companies, Inc. ("PNX") of Hartford, Connecticut. PNX is a leading provider of wealth management products and services to individuals and businesses. PNX is located at One American Row, Hartford, Connecticut, 06115-2520. PEPCO, a mutual fund distributor, acts as the national distributor of the Funds' shares and as Financial Agent of the Funds. The principal office of PEPCO is located at 56 Prospect Street, Hartford, Connecticut 06115-0480.

   Engemann Asset Management ("Engemann" or "Subadviser") is the investment subadviser to the Balanced Fund, Capital Growth Fund and Mid-Cap Growth Fund, and is located at 600 North Rosemead Boulevard, Pasadena, California 91107. Engemann acts as adviser to four fund companies totaling eight mutual funds, as subadviser to five fund companies totaling nine mutual funds and as investment adviser to institutions and individuals. As of December 31, 2004, Engemann had $3.8 billion in assets under management. Engemann is an indirect subsidiary of PXP and has been an investment adviser since 1969.

   PXP has served investors for over 70 years. As of December 31, 2004, PXP had approximately $56.2 billion in assets under management. PXP's money management is provided by affiliated investment advisers, as well as through subadvisory arrangements with outside managers, each specializing in particular investment styles and asset classes. PXP's affiliated investment advisers are: Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago, Illinois and Denver, Colorado; Engemann Asset Management (Engemann) in Pasadena, California; Kayne Anderson Rudnick Investment Management, LLC (Kayne) in Los Angeles, California; Phoenix Investment Counsel, Inc. in Hartford, Connecticut; Phoenix/Zweig Advisers LLC (Zweig) and Euclid Advisors LLC (Euclid) in New York, New York; Seneca Capital Management LLC (Seneca) in San Francisco, California; and Walnut Asset Management, LLC (Walnut) in Philadelphia, Pennsylvania. PXP's subadvisory arrangements with outside managers include those with Aberdeen Asset Management Inc. (Aberdeen) in Fort Lauderdale, Florida (U.S.) and worldwide, and Sasco Capital, Inc. (Sasco) in Fairfield, Connecticut.

   All costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust are borne by the Trust. Each Fund pays expenses incurred in its own operation and also pays a portion of the Trust's general administration expenses allocated on the basis of the asset size of the respective Fund, except where allocation of direct expenses to each Fund or an alternative allocation method can be more fairly made. Such expenses include, but shall not be limited to, all expenses incurred in the operation of the Trust and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not fulltime employees of the Adviser or any of its affiliates, expenses of Trustees' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by PEPCO under its agreement with the Trust), association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing, and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the SEC and registering or qualifying its shares under state or other securities laws, and the expense of preparing and mailing prospectuses and reports to shareholders.

   The investment advisory and subadvisory agreements provide that the Adviser and/or Subadviser shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which the investment advisory agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser and/or Subadviser in the performance of its duties thereunder.

   As full compensation for the services and facilities furnished to the Trust, the Adviser and Subadviser are entitled to a fee, payable monthly, as described in the Prospectus. There is no assurance that the Trust will reach net asset levels high enough to realize reductions in the rates of the advisory fees.

   The investment adviser has voluntarily agreed to reimburse the total annual fund operating expenses for Class A Shares of the Phoenix-Goodwin Money Market Fund to the extent that they exceed 0.85% of average daily net assets until February 28, 2006.

   The investment advisory and subadvisory agreements continue in force from year to year for all Funds, provided that, with respect to each Fund, the respective agreement must be approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of the respective Fund. In addition, and in either event, the terms of the agreements and any renewal thereof must be approved by the vote of a majority of the Trustees who are not parties to the agreements or interested persons (as that term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The agreements will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, either by the Trust or by the Adviser, on 60 days written notice. The agreements provide that upon termination of the agreement, or at the request of the Adviser, the Trust will eliminate all reference to Phoenix from its name, and will not thereafter transact business in a name using the word Phoenix.

   For services to the Trust during the fiscal years ended October 31, 2002, 2003 and 2004, the Adviser received fees of $18,904,957, $15,557,774 and
$15,966,021, respectively, under the investment advisory agreements in effect. Of these totals, the Adviser received fees from each Fund as follows:

                                                        2002                       2003                      2004
                                                        ----                       ----                      ----
Balanced Fund                                         $6,297,218                $5,456,962                $5,474,743

Capital Growth Fund                                    7,603,300                 5,780,468                 6,434,917

Core Bond Fund                                           581,814                   549,677                   466,142

High Yield Fund                                        1,569,808                 1,442,811                 1,311,786

Mid-Cap Growth Fund                                    2,040,832                 1,547,096                 1,672,518

Money Market Fund                                        811,985                   780,760                   605,915

   The Trust, its Adviser, Subadviser and Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Funds, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which a Fund has a pending order.

BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT AND SUBADVISORY AGREEMENT

   The Board of Trustees is responsible for overseeing the performance of the Funds' Adviser and Subadviser and for determining whether to approve and renew the Funds' investment advisory and subadvisory agreements. In approving each agreement, the Board primarily considered, with respect to each Fund, the nature and quality of the services provided under the respective agreement and the overall fairness of each agreement to the Funds. A report from the Adviser and the Subadviser that addressed specific factors designed to inform the Board's consideration on these and other issues was supplied to Board members in advance of the annual contract review meeting and reviewed with them at that meeting.

INVESTMENT ADVISORY AGREEMENT

   With respect to the nature and quality of the services provided, the Board regularly reviews information, comparing the performance of each Fund with a peer group of funds and a relevant market index; including, the allocation of each Fund's brokerage commissions, including any allocations to affiliates, the Adviser's record of compliance with its investment policies and restrictions on personal securities transactions. The Board regularly reviews data relating to the quality of brokerage execution received by the Funds and other funds overseen by the Trustees, including the Adviser's use of brokers or dealers in fund transactions that provide research and other services to the Adviser and the potential benefits derived by the Funds from such services. Additionally, the Funds' portfolio managers meet with the Board from time to time to discuss the management and performance of their Fund(s) and respond to the Board's questions concerning performance of the Adviser.

   With respect to the overall fairness of the advisory agreements, the Board primarily considered information relating to each Fund's fee structure, including a comparative analysis of each Fund's management fee, 12b-1 fees and total expenses with its respective peer group. The Board also considered the existence of any economies of scale and whether those would be passed along to the Funds' shareholders through a graduated advisory fee schedule or other means, including any fee waivers by the Adviser and/or its affiliates. They also considered the voluntary waiver of management and other fees to prevent total fund expenses from exceeding a specified cap.

   At the annual contract review meeting held in November 2004, the Board reviewed an extensive questionnaire from the Adviser concerning its investment philosophy, resources, and compliance structure, copies of which each of the Board members had been provided prior to the meeting. The Board concluded, upon review of the questionnaire responses, that the Adviser possessed the fundamental resources necessary to meet its investment mandate. The Board also concluded, based upon a review of the financial statements provided by the Adviser, that the firm was sufficiently capitalized to remain economically viable during the coming year. Additionally, the Board concluded that the Adviser had no systemic legal or compliance problems that would interfere with the Funds' management.

   The Board also reviewed materials describing the financial profitability of the Adviser. The materials included information about how costs are allocated across the mutual fund complex and matched to revenues. The Board noted that the Adviser had not profited at the level that the industry, or the Phoenix corporate board, would expect; however, the Adviser assured the Board that it found the relationship commercially viable. The Board expressed their satisfaction with the information presented.

   Following considerable deliberations, the Board found each Fund's management and 12b-1 fees to be comparable to those charged by a group of similarly situated funds in the industry as selected by an independent third party. They further noted that the total expenses of each Fund, except the Core Bond Fund, were also within acceptable range. With respect to the Core Bond Fund, the Board noted that its total expenses were among the highest of Fund's peer group. The Board observed that other funds within the peer group had varying degrees of fee waivers applied. The Board recognized that for small funds, waivers may be in place to offset fixed costs until a fund is larger. These fixed costs are typically found in the non-management category. The Board considered the impact of waivers on peer fund expense ratios and the fact that this Fund was among the smallest in the group and determined that non-management expenses did not appear to be unreasonable. The Board noted that this Fund has classes that were quite small and that class expenses could be higher as a result. Also, with respect to the Money Market Fund, they noted that while total expenses were high, the Adviser's reimbursement arrangements brought them down to below the peer average, which the Board found to be satisfactory.

   The Board expressed considerable concern about the lagging performance of certain of the Funds. With respect to the Balanced Fund, the Board noted its disappointing performance for the one-year and year-to-date periods, but also noted that its longer-term record was on par or above its peer group. With respect to the Core Bond Fund, they noted that the Fund had significantly underperformed its peers and benchmark in all periods reviewed. Management responded that an adviser change was proposed for this fund, assigning the assets to the Goodwin team of Phoenix Investment Counsel, Inc. Management stated that Goodwin had demonstrated solid performance with similar fixed-income mutual funds, particularly the Phoenix-Goodwin Multi-Sector Fixed Income Fund and the Phoenix-Goodwin Multi-Sector Short Term Bond Fund. With respect to the Capital Growth Fund and Mid-Cap Growth Fund, Management responded that while overall performance for the two Funds was below expectations, several changes at Engemann had already been made in an attempt to improve performance. These included Engemann's hiring of a new portfolio manager and a number of additional research analysts, as well as the termination of a poorly performing portfolio manager for the Mid-Cap Growth Fund. Management further stated its confidence in Engemann's ability to turn these Funds around and committed to taking further remedial action if performance does not improve. The Board determined to monitor closely the performance of these Funds and advised Management that they would expect to see improvement in future periods. With respect to the High Yield Fund, the Board expressed serious concern over its significant under-performance. Management responded that a new management team had taken over the fund relatively recently and that Management expected to see improvement in this Fund's performance. The Board determined to monitor closely the performance of this Fund and advised Management that they would expect to see improvement in future periods. With respect to the Money Market Fund, the Board noted that performance was consistently above the peer average and expressed their interest in this continuing. The Board found no evidence of material or systemic compliance violations by the Adviser in its management of the Funds. The Board concluded that the costs of the services provided and the profits realized by the Adviser from its relationship with the Funds to be fair and reasonable.

SUBADVISORY AGREEMENTS

   At a special meeting of the Board of Trustees in September 2004, Management described to the Board its strategic plan to align the Oakhurst division of PIC to report instead through Engemann, which would allow for greater resources and investment oversight. This change directly affected the Balanced Fund. Although the portfolio management team would remain in place, its alignment with Engemann necessitated the approval of a subadvisory agreement with Engemann with respect to the equity portion only of the Balanced Fund. The new subadvisory agreement covering the Balanced Fund was further reviewed and considered along with those for the Capital Growth Fund and Mid-Cap Growth Fund, at the regular contract review meeting held in November 2004.

   With respect to the nature and quality of the services provided, the Board regularly reviews information, comparing the performance of each Fund with a peer group of funds and a relevant market index, the allocation of the Funds; brokerage commissions, including any allocations to affiliates, the Subadviser's record of compliance with its investment policies and restrictions on personal securities transactions. The Board regularly reviews data relating to the quality of brokerage execution received by the other funds overseen by the Trustees, including the Subadviser's use of brokers or dealers in fund transactions that provide research and other services to the Subadviser and the potential benefits derived by the Fund from such services. Additionally, the Funds' portfolio managers meet with the Board from time to time to discuss the management and performance of their Fund(s) and respond to the Board's questions concerning performance of the Subadviser.

   With respect to the overall fairness of the subadvisory agreement, the Board primarily considered information relating to the Fund's fee structure, including a comparative analysis of the Funds' management fee, total expenses and 12b-1 fees with its respective peer group. The Board also considered the existence of any economies of scale and whether those would be passed along to the Fund's shareholders through a graduated advisory fee schedule or other means, including any fee waivers by the Adviser and/or its affiliates.

   At the annual contract review meeting held in November 2004, the Board reviewed an extensive questionnaire from the Subadviser concerning its investment philosophy, resources, and compliance structure, copies of which each of the Board members had been provided prior to the meeting. The Board concluded, upon review of the questionnaire responses, that the Subadviser possessed the fundamental resources necessary to meet its investment mandate. The Board also concluded, based upon a review of the financial statements provided by the Subadviser, that the firm was sufficiently capitalized to remain economically viable during the coming year. Additionally, the Board concluded that the Subadviser had no systemic legal or compliance problems that would interfere with the Funds' management.

   The Board also reviewed materials describing the financial profitability of the Subadviser. The materials included information about how costs are allocated across the mutual fund complex, and matched to revenues. The Board noted that the Subadviser had not profited at the level that the industry, or the Phoenix corporate board, would expect; however, the Subadviser assured the Board that it found the relationship commercially viable. The Board expressed their satisfaction with the information presented.

   Following considerable deliberations, the Board found the Fund's subadvisory fee to be reasonable. The Board expressed considerable concern about the lagging performance of certain of the Capital Growth Fund and the Mid-Cap Growth Fund. Management responded that while overall performance for the two Funds was below expectations, several changes at Engemann had already been made in an attempt to improve performance. These included Engemann's hiring of a new portfolio manager and a number of additional research analysts, as well as the termination of a poorly performing portfolio manager for the Mid-Cap Growth Fund. Management further stated that it is confident in Engemann's ability to turn these funds around and committed to taking further remedial action if performance does not improve. The Board determined to monitor closely the performance of these Funds and advised Management that they would expect to see improvement in future periods. The Board found no evidence of material or systemic compliance violations by the Subadviser in its management of the Funds. The Board concluded that the costs of the services provided and the profits realized by the Subadviser from its relationship with the Funds to be fair and reasonable.

EACH ADVISORY AND SUBADVISORY AGREEMENT

   The Board did not identify any particular information that was all-important or controlling. Based on the Board's deliberation and its evaluation of the information described above, and assisted by the advice of independent counsel, the Board, including all of the Independent Trustees, unanimously approved the investment advisory agreements and the subadvisory agreements. It concluded that the compensation under the agreements is fair and reasonable in light of the services, expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.


DESCRIPTION OF PROXY VOTING POLICY


   The Trust has adopted on behalf of the Funds a Statement of Policy with Respect to Proxy Voting (the "Policy") stating the Trust's intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Funds. The Funds have committed to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Funds must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

   The Policy stipulates that the Funds' investment adviser will vote proxies or delegate such responsibility to a subadviser. The adviser or subadviser will vote proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Trust's Policy. Any Adviser or Subadviser may engage a qualified, independent organization to vote proxies on its behalf (a "delegate"). Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-cases basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.


   The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:

o Corporate Governance Matters--tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.

o Changes to Capital Structure--dilution or improved accountability associated with such changes.

o Stock Option and Other Management Compensation Issues--executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.


o Social and Corporate Responsibility Issues--the Adviser or Subadviser will generally vote against shareholder social and environmental issue proposals.

   The Funds and their delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the adviser, subadviser, delegate, principal underwriter, or any affiliated person of the Funds, on the other hand. Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor; (ii) voting pursuant to the recommendation of the delegate; (iii) abstaining; or (iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires each Adviser, Subadviser or delegate to notify the President of the Trust of any actual or potential conflict of interest. No Adviser, Subadviser or delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Trust.

   The Policy further imposes certain record keeping and reporting requirements on each Adviser, Subadviser or delegate. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 will be available free of charge by calling, toll-free,
(800)-243-1574, or on the SEC's website at http://www.sec.gov.


                                 NET ASSET VALUE


   The net asset value per share of each Fund is determined as of the close of trading of the New York Stock Exchange (the "NYSE") on days when the NYSE is open for trading. The NYSE will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Trust does not price securities on weekends or United States national holidays, the net asset value of a Fund's foreign assets may be significantly affected on days when the investor has no access to the Trust. The net asset value per share of a Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.


   A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

MONEY MARKET FUND

   The assets of the Money Market Fund are valued on the basis of amortized cost absent extraordinary or unusual market conditions. Under the amortized cost method of valuation, securities are valued at cost on the date of purchase. Thereafter the value of a security is increased or decreased incrementally each day so that at maturity any purchase discount or premium is fully amortized and the value of the security is equal to its principal amount. Due to fluctuations in interest rates, the amortized cost value of the Money Market Fund securities may at times be more or less than their market value. By using amortized cost valuation, the Money Market Fund seeks to maintain a constant net asset value of $1.00 per share despite minor shifts in the market value of its portfolio securities.

   The yield on a shareholder's investment may be more or less than that which would be recognized if the Fund's net asset value per share was not constant and was permitted to fluctuate with the market value of the Fund's portfolio securities. However, as a result of the following procedures, it is believed that any difference will normally be minimal. The deviation is monitored periodically by comparing the Fund's net asset value per share as determined by using available market quotations with its net asset value per share as determined through the use of the amortized cost method of valuation. The Adviser makes such comparisons at least weekly and will advise the Trustees promptly in the event of any significant deviation. If the deviation exceeds 1/2 of l%, the Trustees will consider what action, if any, should be initiated to provide fair valuation of the Fund's portfolio securities and prevent material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, withholding dividends or utilizing a net asset value per share as determined by using available market quotations. Furthermore, the assets of the Fund will not be invested in any security with a maturity of greater than 397 days, and the average weighted maturity of its portfolio will not exceed 90 days. Portfolio investments will be limited to U.S. dollar-denominated securities which present minimal credit risks and are of high quality as determined either by a major rating service or, if not rated, by the Trustees.

                                HOW TO BUY SHARES

   The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by the Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.


   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are received by an authorized broker or the broker's authorized designee.


                        ALTERNATIVE PURCHASE ARRANGEMENTS


   Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which (except Class A Shares of the Money Market Fund), at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Orders received by dealers prior to the close of trading on the NYSE are confirmed at the offering price effective at that time, provided the order is received by the Authorized Agent prior to its close of business.

   The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and services fees and contingent deferred sales charges ("CDSC") on Class B or Class C Shares would be less than the initial sales charge and accumulated distribution and services fees on Class A Shares purchased at the same time. Note, only the Core Bond Fund, High Yield Fund and Mid-Cap Growth Fund offer Class C Shares.

   Dividends paid by the Fund, if any, with respect to each Class of Shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each Class of Shares will be borne exclusively by that class. (See "Dividends, Distributions and Taxes.")


CLASS A SHARES

   Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A Shares are subject to an ongoing distribution and services fees at an annual rate of 0.25% of the Fund's aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.

CLASS B SHARES

   Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions.

   Class B Shares are subject to an ongoing distribution and services fee at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fee paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted, in the circumstances and subject to the qualifications described in the Funds' Prospectus. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

   Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and services fee. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.

   For purposes of conversion to Class A Shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate subaccount. Each time any Class B Shares in the shareholder's Fund account (other than those in the subaccount) convert to Class A, an equal pro rata portion of the Class B Share dividends in the subaccount will also convert to Class A Shares.


CLASS C SHARES--CORE BOND FUND, HIGH YIELD FUND AND MID-CAP GROWTH FUND


   Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to an ongoing distribution and services fee at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to Class C Shares.

PURCHASES OF SHARES OF THE MONEY MARKET FUND


   The minimum initial investment and the minimum subsequent investment for the purchase of shares of the Money Market Fund are set forth in the Prospectus. Shares of the Money Market Fund are sold through registered representatives of PEPCO or through brokers or dealers with whom PEPCO has sales agreements. (See "Distribution Plans"). Initial purchases of shares may also be made by mail by completing an application and mailing it directly to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. Subsequent purchases should be sent to State Street Bank and Trust Company. An investment is accepted when funds are credited to the purchaser. Investments are credited not later than the second business day after receipt by the Trust of checks drawn on U.S. banks payable in U.S. funds. Shares purchased begin earning dividends the day after funds are credited. Certified checks are not necessary.


CLASS A SHARES--REDUCED INITIAL SALES CHARGES

   Investors choosing Class A Shares may be entitled to pay reduced sales charges. The ways in which sales charges may be avoided or reduced are described below.


   QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds, the Phoenix-Engemann Funds, Phoenix-Kayne Funds, Phoenix-Seneca Funds or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates; (2) any director or officer, or any full-time employee or sales representative (for at least 90 days), of the Adviser, Subadviser (if any) or Distributor; (3) registered representatives and employees of securities dealers with whom the Distributor has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2),
(3) or (5) above; (7) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (8) any employee or agent who retires from PNX, the Distributor and/or their corporate affiliates; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees;
(10) any person with a direct rollover transfer of shares from an established Phoenix Fund, Phoenix-Engemann Fund, Phoenix-Kayne Fund or Phoenix-Seneca Fund qualified plan; (11) any Phoenix Life Insurance Company (or affiliate) separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate of such accounts held by such entity equal or exceed $1,000,000; (14) any deferred compensation plan established for the benefit of any Phoenix Fund, Phoenix-Engemann Fund, Phoenix-Kayne Fund or Phoenix-Seneca Fund trustee or director; provided that sales to persons listed in (1) through
(14) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (15) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (16) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under Sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (17) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; or (18) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. Each of the investors described in (15) through (18) may be charged a fee by the broker, agent or financial intermediary for purchasing shares.


   COMBINATION PURCHASE PRIVILEGE. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than the Money Market Fund Class A Shares), if made at the same time by the same "person," will be added together to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust;
(b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

   An "Affiliated Phoenix Fund" means any other mutual fund advised, subadvised or distributed by the Adviser or Distributor or any corporate affiliate of either or both the Adviser and Distributor provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Funds.


   LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than the Money Market Fund Class A Shares), if made by the same person within a thirteen-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually nonbinding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class C Shares or Class B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

   RIGHT OF ACCUMULATION. The value of your account(s) in any class of shares of the Funds or any other Affiliated Phoenix Fund, if made over time by the same person may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor at the time of purchase to exercise this right.


   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

CLASS B SHARES AND CLASS C SHARES--WAIVER OF SALES CHARGES

   The CDSC is waived on the redemption (sale) of Class B Shares and Class C Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7); (c) as a mandatory distribution upon reaching age 70 1/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid;
(e) from the Merrill Lynch Daily K Plan ("Plan") invested in Class B Shares, on which such shares the Distributor has not paid the dealer the Class B sales commission; (f) based on the exercise of exchange privileges among Class B Shares and Class C Shares of this or any other Affiliated Phoenix Fund; (g) based on any direct rollover transfer of shares from an established Affiliated Phoenix Fund qualified plan into an Affiliated Phoenix Fund IRA by participants terminating from the qualified plan; and (h) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC when redeemed.

CONVERSION FEATURE--CLASS B SHARES


   Class B Shares will automatically convert to Class A Shares of the same Fund eight years after they are purchased. Conversion will be on the basis of the then prevailing net asset value of Class A Shares and Class B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class

A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service ("IRS") that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Funds were unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Funds.


                            INVESTOR ACCOUNT SERVICES

   The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges as described in the Funds' current Prospectus. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Shareholder Services at (800) 243-1574. Broker/dealers may impose their own restrictions and limits on accounts held through the broker/dealer. Please consult your broker/dealer for account restriction and limit information.

EXCHANGES


   Under certain circumstances, shares of any Phoenix Fund (except Class A Shares of the Money Market Fund) may be exchanged for shares of the same Class of another Phoenix Fund or any other Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Fund, Series, or Portfolio, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Phoenix Fund, if currently offered. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see also "Dividends, Distributions and Taxes"). Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.


   SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Phoenix Fund or any other Affiliated Phoenix Fund automatically on a monthly, quarterly, semi-annual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Exchanges will be based upon each Fund's net asset value per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor.

DIVIDEND REINVESTMENT ACROSS ACCOUNTS


   If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix Funds or any other Affiliated Phoenix Fund at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Fund carefully before directing dividends and distributions to another Fund. Reinvestment election forms and prospectuses are available from PEPCO. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.


INVEST-BY-PHONE


   This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, PEPCO will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House ("ACH"). The shareholder's bank, which must be an ACH member, will in turn forward the monies to PEPCO for credit to the shareholder's account. ACH is a computer-based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

   To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon PEPCO's acceptance of the authorization form (usually within two weeks) shareholders may call toll free
(800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to PEPCO. PEPCO will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. This service may also be used to request redemption of shares of the Money Market Fund, the proceeds of which are transferred to the shareholder's bank the second day following receipt of the verbal request. The Trust may delay the mailing of a check for redemption proceeds of Trust shares purchased with a check or via Invest-by-Phone service until the Trust has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days.

   The Trust and PEPCO reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.


SYSTEMATIC WITHDRAWAL PROGRAM


   The Systematic Withdrawal Program (the "Program") allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through ACH to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

   Shareholders participating in the Program must own shares of a Series worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Program.

   Through the Program, Class B and Class C shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investment each quarter without incurring otherwise applicable CDSC. Class B and Class C shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable CDSC on all shares redeemed. Accordingly, the purchase of Class B or Class C Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.


                              HOW TO REDEEM SHARES


   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the NYSE is closed, other than customary weekend and holiday closings, or if permitted by rules of the SEC, during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for the Trust to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more after receipt of the check. See the Funds' current Prospectus for further information. Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any.


   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.


    A shareholder should contact his/her broker/dealer if he/she wishes to transfer shares from an existing broker/dealer street name account to a street name account with another broker/dealer. The Fund has no specific procedures governing such account transfers.


REDEMPTION OF SMALL ACCOUNTS


   Each shareholder account in the Funds which has been in existence for at least one year and has a value of less than $200 due to redemption activity may be redeemed upon the giving of not less than 60 days written notice to the shareholder mailed to the address of record. During the 60 day period following such notice, the shareholder has the right to add to the account to bring its value to $200 or more. See the Funds' current Prospectus for more information.

BY MAIL


   Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to PEPCO that the Trust redeem the shares. See the Funds' current Prospectus for more information.


TELEPHONE REDEMPTIONS

   Shareholders who do not have certificated shares may redeem up to $50,000 worth of their shares by telephone. See the Funds' current Prospectus for additional information.


BY CHECK (CORE BOND FUND, HIGH YIELD FUND AND MONEY MARKET FUND ONLY)

   Any shareholder of these Funds may elect to redeem shares held in his account by check. Checks will be sent to an investor upon receipt by PEPCO of a completed application and signature card (attached to the application). If the signature card accompanies an individual's initial account application, the signature guarantee section of the form may be disregarded. However, the Trust reserves the right to require that all signatures be guaranteed prior to the establishment of a check writing service account. When an authorization form is submitted after receipt of the initial account application, all signatures must be guaranteed regardless of account value.

   Checks may be drawn payable to any person in an amount of not less than $500, provided that immediately after the payment of the redemption proceeds the balance in the shareholder's account is $500 or more.

   When a check is presented to PEPCO for payment, a sufficient number of full and fractional shares in the shareholder's Open Account will be redeemed to cover the amount of the check. The number of shares to be redeemed will be determined on the date the check is received by the Transfer Agent. Presently there is no charge to the shareholder for the check writing service, but this may be changed or modified in the future upon two weeks written notice to shareholders. Checks drawn from Class B and Class C accounts are subject to the applicable deferred sales charge, if any.

   The checkwriting procedure for redemption enables a shareholder to receive income accruing on the shares to be redeemed until such time as the check is presented to PEPCO for payment. Inasmuch as canceled checks are returned to shareholders monthly, no confirmation statement is issued at the time of redemption.

   Shareholders utilizing withdrawal checks will be subject to PEPCO's rules governing checking accounts. A shareholder should make sure that there are sufficient shares in his account to cover the amount of any check drawn. If insufficient shares are in the account and the check is presented to PEPCO on a banking day on which the Trust does not redeem shares (for example, a day on which the NYSE is closed), or if the check is presented against redemption proceeds of an investment made by check which has not been in the account for at least fifteen calendar days, the check may be returned marked "Non-sufficient Funds" and no shares will be redeemed. A shareholder may not close his account by a withdrawal check because the exact value of the account will not be known until after the check is received by PEPCO.


REDEMPTION IN KIND


   To the extent consistent with state and federal law, the Funds may make payment of the redemption price either in cash or in kind. However, the Funds have elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Funds at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the 1940 Act and is irrevocable while the Rule is in effect unless the SEC, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Funds. A shareholder receiving such securities would incur brokerage costs when he sold the securities.


ACCOUNT REINSTATEMENT PRIVILEGE

   Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. See the Funds' current Prospectus for more information and conditions attached to this privilege.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES


QUALIFICATION AS A REGULATED INVESTMENT COMPANY ("RIC")

   Each Fund within the Trust is separate for investment and accounting purposes and is treated as a separate entity for federal income tax purposes. Each Fund has elected to qualify and intends to qualify as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In each taxable year that a Fund qualifies as a RIC, it (but not its shareholders) will be relieved of federal income tax on that portion of its taxable and, if any tax-exempt net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. To the extent that a Fund fails to distribute all of its taxable income, it will be subject to corporate income tax
(currently 35%) on any retained ordinary investment income or short-term capital gains, and corporate income tax (currently 15%) on any undistributed long-term capital gains.

   Each Fund intends to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income (not including tax-exempt interest) for such calendar year and 98% of its net capital gains as determined for a one-year period ending on October 31 of such calendar year (or as determined on a fiscal year basis, if the Fund so elects). Notwithstanding the foregoing, there may be certain circumstances under which it would be appropriate for the Fund to pay the excise tax. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the RIC does not meet the foregoing distribution requirements. If each Fund has taxable income that would be subject to the excise tax, each Fund intends to distribute such income so as to avoid payment of the excise tax.

   The Code sets forth numerous criteria that must be satisfied in order for each Fund to qualify as a RIC. Among these requirements, each Fund must meet the following tests for each taxable year: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities; and (b) meet certain diversification requirements imposed under the Code at the end of each quarter of the taxable year. If in any taxable year a Fund does not qualify as a RIC, all of its taxable income will be taxed at corporate rates. In addition, if in any tax year a Fund does not qualify as a RIC for state tax purposes, a capital gain dividend may not retain its character in the hands of the shareholder for state tax purposes.

   In addition to meeting the 90% test, in order to qualify as a RIC each Fund will be required to distribute annually to its shareholders as dividends (not including "capital gains dividends," discussed below) at least 90% of its ordinary investment income and short-term capital gains, with certain modifications. Each Fund intends to make distributions to shareholders that will be sufficient to meet the 90% distribution requirement.

   Each Fund must also diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of that Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities). Each Fund intends to comply with all of the foregoing criteria for qualification as a RIC; however, there can be no assurance that each Fund will so qualify and continue to maintain its status as a RIC. If a Fund were unable for any reason to maintain its status as a RIC for any taxable year, adverse tax consequences would ensue.

TAXATION OF SHAREHOLDERS

   Under the Jobs and Growth Tax Reconciliation Act of 2003, certain qualified dividend income ("QDI") and long-term capital gains will be taxed at a lower tax rate (15%) for individual shareholders. The reduced rate applies to QDI from domestic corporations and certain qualified foreign corporations subject to various requirements and a minimum holding period by both a Fund and its Shareholders. Ordinary distributions made by a Fund to its shareholders are eligible for the reduced rate to the extent the underlying income in the Fund is QDI.

   Distributions from ordinary investment income and net short-term capital gains will be taxed to the shareholders as ordinary dividend income to the extent of the earnings and profits of the Fund. Ordinary income dividends received by corporate shareholders will qualify for the 70% dividends-received deduction to the extent the Fund designates such amounts as qualifying dividend distributions; however, the portion that may be so designated is subject to certain limitations. Distributions by the Fund that are designated as capital gain distributions will be taxed to the shareholders as capital gains, and will not be eligible for the corporate dividends-received deduction.

   Dividends declared by a Fund to shareholders of record in October, November or December will be taxable to such shareholders in the year that the dividend is declared, even if it is not paid until the following year (so long as it is actually paid by the Fund prior to February 1). Also, shareholders will be taxable on the amount of long-term capital gains designated by each Fund by written notice mailed to shareholders within 60 days after the close of the year, even if such amounts are not actually distributed to them. Shareholders will be entitled to claim a credit against their own federal income tax liability for taxes paid by each Fund on such undistributed gains, if any. If a shareholder receives a long-term capital dividend with respect to any share and such share is held for less than 6 months, any loss on sale or exchange of such share will be long-term capital loss to the extent of long-term capital dividend payments.

   Dividends and capital gain distributions will be taxable to shareholders as described above whether received in cash or in shares under a Fund's distribution reinvestment plan. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder.

   Shareholders should be aware that the price of shares of a Fund that are purchased prior to a dividend or distribution by the Fund may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution, when made, would be taxable to shareholders under the principles discussed above even though the dividend or distribution may reduce the net asset value of shares below a shareholder's cost and thus represent a return of a shareholder's investment in an economic sense.

   A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.

   Each Fund intends to accrue dividend income for federal income tax purposes in accordance with the rules applicable to RICs. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Fund as taxable income.

INCOME AND CAPITAL GAIN DISTRIBUTIONS ARE DETERMINED IN ACCORDANCE WITH INCOME TAX REGULATIONS WHICH MAY DIFFER FROM ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES.

TAXATION OF DEBT SECURITIES

   Certain debt securities can be originally issued or acquired at a discount. Special rules apply under the Code to the recognition of income with respect to such debt securities. Under the special rules, the Fund may recognize income for tax purposes without a corresponding current receipt of cash. In addition, gain on a disposition of a debt security subject to the special rules may be treated wholly or partially as ordinary income, not capital gain.

   A Fund may invest in certain investments that may cause it to realize income prior to the receipt of cash distributions, including securities bearing original issue discount. The level of such investments is not expected to affect a Fund's ability to distribute adequate income to qualify as a RIC.

TAXATION OF DERIVATIVES

   Many futures contracts and foreign currency contracts entered into by a Fund and all listed nonequity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on securities indices and options on broad-based stock indices) are governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position are treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of a Fund's taxable year, (and, generally on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions are marked to market (i.e., treated as if such positions were closed out at their closing price on such day), and any resulting gain or loss recognized as 60% is long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund's portfolio.

   Equity options written by the Fund (covered call options on portfolio stock) will be subject to the provisions under Section 1234 of the Code. If the Fund writes a call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock.

   Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock options written by a Fund.

   Positions of a Fund which consist of at least one debt security not governed by Section 1256 and at least one futures or currency contract or listed nonequity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such debt security are treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Fund will monitor these transactions and may make certain tax elections in order to mitigate the operation of these rules and prevent disqualification of the Fund as a RIC for federal income tax purposes.

   Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time it actually collects such receivables or pays such liabilities generally are treated as ordinary gain or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of each Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

   These special tax rules applicable to options, futures and currency transactions could affect the amount, timing and character of a Fund's income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a Fund's income or deferring its losses.

   The tax consequences of certain investments and other activities that the Funds may make or undertake (such as, but not limited to, dollar roll agreements) are not entirely clear. While the Funds will endeavor to treat the tax items arising from these transactions in a manner which it believes to be appropriate, assurance cannot be given that the IRS or a court will agree with the Funds' treatment and that adverse tax consequences will not ensue.

TAXATION OF FOREIGN INVESTMENTS

   If a Fund invests in stock of certain passive foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distributions or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders. The Fund may elect to mark to market (i.e., treat as if sold at their closing market price on same day), its investments in passive foreign investment companies and avoid any tax and or interest charge on excess distributions.

   The Funds may be subject to tax on dividend or interest income received from securities of non-U.S issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested within various countries is not known. The Fund intends to operate so as to qualify for treaty tax benefits where applicable. If more than 50% of the value of the Fund's total assets at the close of its taxable year is comprised of securities issued by foreign corporations, the Fund may elect with the IRS to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. If the Fund does elect to "pass through", each shareholder will be notified within 60 days after the close of each taxable year of the Fund if the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) or (i) the foreign taxes paid and (ii) the Fund's gross income from foreign sources.

SALE OR EXCHANGE OF FUND SHARES

   Gain or loss will be recognized by a shareholder upon the sale of his shares in a Fund or upon an exchange of his shares in a Fund for shares in another Fund. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized therefrom. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in taxable income. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income.

   Redemptions, including exchanges, of shares may give rise to recognized gains or losses, except as to those investors subject to tax provisions that do not require them to recognize such gains or losses. All or a portion of a loss realized upon the redemption, including exchanges, of shares may be disallowed under "wash sale" rules to the extent shares are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption. Any loss realized upon a shareholder's sale, redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gains with respect to such shares.

   Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are disposed of within 90 days after the date on which they were acquired and new shares of a RIC are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed of all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

TAX INFORMATION

   Written notices will be sent to shareholders regarding the tax status of all distributions made (or deemed to have been made) during each taxable year, including the amount of QDI for individuals, the amount qualifying for the corporate dividends-received deduction (if applicable) and the amount designated as capital gain dividends, undistributed capital gains (if any), tax credits (if applicable), and cumulative return of capital (if any).

IMPORTANT NOTICE REGARDING TAXPAYER IRS CERTIFICATION

   Pursuant to IRS Regulations, the Fund may be required to withhold a percentage of all reportable payments, including any taxable dividends, capital gains distributions or share redemption proceeds, at the rate in effect when such payments are made, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications. The Funds will furnish shareholders, within 31 days after the end of the calendar year, with information which is required by the IRS for preparing income tax returns.

   Some shareholders may be subject to withholding of federal income tax on dividends and redemption payments from the Funds ("backup withholding") at the rate in effect when such payments are made. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or the Fund) from the IRS that they are subject to backup withholding or (iii) those who, to the Fund's knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, an investor must, at the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.

FOREIGN SHAREHOLDERS

   Dividends paid by the Funds from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.

OTHER TAX CONSEQUENCES

   In addition to the federal income tax consequences, described above, applicable to an investment in a Fund, there may be state or local tax considerations and estate tax considerations applicable to the circumstances of a particular investor. The foregoing discussion is based upon the Code, judicial decisions and administrative regulations, rulings and practices, all of which are subject to change and which, if changed, may be applied retroactively to a Fund, its shareholders and/or its assets. No rulings have been sought from IRS with respect to any of the tax matters discussed above.

   The information included in the Prospectus with respect to taxes, in conjunction with the foregoing, is a general and abbreviated summary of applicable provisions of the Code and Treasury regulations now in effect as currently interpreted by the courts and the IRS. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action. Accordingly, prospective purchasers are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of federal, state, local and foreign taxes.

   The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code. It does not address the special tax rules applicable to certain classes of investors, such as insurance companies. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.


                         TAX-SHELTERED RETIREMENT PLANS


   Shares of the Trust are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call PEPCO (800) 243-4361 for further information about the plans.


MERRILL LYNCH DAILY K PLAN

   Class A Shares of a Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

   (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

   (ii) The Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

  (iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

   Alternatively, Class B Shares of a Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set for in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

   Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares of a Fund convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.

                                 THE DISTRIBUTOR


   PEPCO (or "Distributor") which has undertaken to use its best efforts to find purchasers for shares of the Trust, serves as the national distributor of the Trust's shares. Shares of each Fund are offered on a continuous basis. Pursuant to distribution agreements for each class of shares or distribution method, the Distributor will purchase shares of the Trust for resale to the public, either directly or through securities dealers or agents, and is obligated to purchase only those shares for which it has received purchase orders. PEPCO may also sell Trust shares pursuant to sales agreements entered into with bank-affiliated securities brokers who, acting as agent for their customers, place orders for Trust shares with PEPCO. If, because of changes in law or regulations, or because of new interpretations of existing law, it is determined that agency transactions of bank-affiliated securities brokers are not permitted, the Trustees will consider what action, if any, is appropriate. It is not anticipated that termination of sales agreements with bank-affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of a Fund.

   For its services under the distribution agreements, PEPCO receives sales charges on transactions in Trust shares and retains such charges less the portion thereof allowed to its registered representatives and to securities dealers and securities brokers with whom it has sales agreements. In addition, PEPCO may receive payments from the Trust pursuant to the Distribution Plans described below. For the fiscal years ended October 31, 2002, 2003 and 2004, purchasers of shares of the Funds paid aggregate sales charges of $2,075,990, $1,500,172 and $1,256,396, respectively, of which the Distributor received net commissions $959,688, $525,529 and $335,740, respectively, for its services, the balance being paid to dealers. For the fiscal year ended October 31, 2004, the Distributor received net commissions of $155,863 for Class A Shares and deferred sales charges of $179,877 for Class B Shares and Class C Shares. In addition to these amounts, for the period November 1, 2003 through May 31, 2004, WS Griffith Securities, Inc., an indirect subsidiary of PNX, was paid net selling commissions of $99,638 on Class A Shares of the Balanced, Capital Growth, Core Bond, High Yield and Mid-Cap Growth Funds, respectively. On May 31, 2004, a portion of the assets of WS Griffith Securities, Inc. was sold to Linsco/Private Ledger, an independent broker-dealer. WS Griffith Securities, Inc. no longer writes any business for the Funds.


DEALER CONCESSIONS

   Dealers with whom the Distributor has entered into sales agreements receive a discount or commission as described below.

CORE BOND FUND AND HIGH YIELD FUND

                                                                                                       DEALER DISCOUNT
                                               SALES CHARGE                 SALES CHARGE                OR AGENCY FEE
        AMOUNT OF TRANSACTION                  AS PERCENTAGE               AS PERCENTAGE              AS PERCENTAGE OF
          AT OFFERING PRICE                  OF OFFERING PRICE           OF AMOUNT INVESTED            OFFERING PRICE
          -----------------                  -----------------           ------------------            --------------
Less than $50,000                                  4.75%                       4.99%                        4.25%
$50,000 but under $100,000                         4.50%                       4.71%                        4.00%
$100,000 but under $250,000                        3.50%                       3.63%                        3.00%
$250,000 but under $500,000                        2.75%                       2.83%                        2.25%
$500,000 but under $1,000,000                      2.00%                       2.04%                        1.75%
$1,000,000 or more                                 None                         None                        None



BALANCED FUND, CAPITAL GROWTH FUND AND MID-CAP GROWTH FUND



                                                                                                       DEALER DISCOUNT
                                               SALES CHARGE                 SALES CHARGE              OR AGENCY FEE AS
        AMOUNT OF TRANSACTION                  AS PERCENTAGE               AS PERCENTAGE                PERCENTAGE OF
          AT OFFERING PRICE                  OF OFFERING PRICE           OF AMOUNT INVESTED            OFFERING PRICE
          -----------------                  -----------------           ------------------            --------------
Less than $50,000                                  5.75%                       6.10%                        5.25%
$50,000 but under $100,000                         4.75%                       4.99%                        4.25%
$100,000 but under $250,000                        3.75%                       3.90%                        3.25%
$250,000 but under $500,000                        2.75%                       2.83%                        2.25%
$500,000 but under $1,000,000                      2.00%                       2.04%                        1.75%
$1,000,000 or more                                 None                         None                        None

   In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class B or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan due to a waiver of the CDSC for these Plan participants' purchases. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.


   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Funds through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) from time to time pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (b) pay broker/dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (c) excluding purchases as described in (b) above, pay broker/dealers an amount equal to 1% of the amount of Class A Shares sold above $1 million. If part or all of such investment as described in
(b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. From its own resources, the distributor intends to pay the following additional compensation to Merrill Lynch, Pierce, Fenner & Smith, Incorporated: 0.25% on sales of Class A and Class B Shares, 0.10% on sales of Class C Shares, 0.10% on sales of Class A shares sold at net asset value, and 0.10% annually on the average daily net asset value of fund shares on which Merrill Lynch is broker of record and which such shares exceed the amount of assets on which Merrill Lynch is broker of record as of July 1, 1999. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the 1933 Act. PEPCO reserves the right to discontinue or alter such fee payment plans at any time.

   From its own resources, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

   The Distributor has agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.


ADMINISTRATIVE SERVICES


   PEPCO also acts as administrative agent of the Trust and as such performs administrative, bookkeeping and pricing functions for the Funds. For its services, PEPCO will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC Inc. ("PFPC"), as subagent, plus (2) the documented cost of PEPCO to provide financial reporting and tax services and to oversee the subagent's performance. The current fee schedule of PFPC is based upon the average of the aggregate daily net asset values of the Funds, at the following incremental annual rates:


         First $200 million                                           .085%
         $200 million to $400 million                                 .05%
         $400 million to $600 million                                 .03%
         $600 million to $800 million                                 .02%
         $800 million to $1 billion                                   .015%
         Greater than $1 billion                                      .0125%

   Percentage rates are applied to the aggregate daily net asset value of the Fund. Certain minimum fees and fee waivers may apply. Total fees paid by PEPCO to PFPC are allocated among all funds for which it serves as administrative agent on the basis of the relative net assets of each fund. For its services during the Fund's fiscal year ended October 31, 2004, PEPCO received $1,812,476.


                               DISTRIBUTION PLANS


   The Trust has adopted a distribution plan for each class of shares (i.e., a plan for the Class A Shares, a plan for the Class B Shares, and a plan for the Class C Shares, collectively, the "Plans") in accordance with Rule 12b-1 under the Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Underwriting Agreement. Each class of shares (except for Class A Shares of The Money Market Fund) pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class of the Fund and a distribution fee based on average daily net assets at the rate of 0.75% per annum for Class B Shares and 0.75% per annum for Class C Shares.


   From the Service Fee, the Distributor expects to pay a quarterly fee to qualifying broker/dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor.


   Each Plan requires that at least quarterly the Trustees of the Trust review a written report with respect to the amounts expended under the Plan and the purposes for which such expenditures were made. While each Plan is in effect, the Trust will be required to commit the selection and nomination of candidates for Trustees who are not interested persons of the Trust to the discretion of other Trustees who are not interested persons. Each Plan continues in effect from year to year only provided such continuance is approved annually in advance by votes of the majority of both (a) the Board of Trustees of the Trust and (b) the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Plan and any agreements related to each Plan.

   For the fiscal year ended October 31, 2004, the Funds paid Rule l2b-l Fees in the amount of $6,729,873, of which the principal underwriter received $1,497,829; unaffiliated broker-dealers received $4,921,785 and WS Griffith Securities, Inc., an affiliate, received $310,259 for the period ended May 31, 2004. Distributor expenses under the Plans consisted of: (1) compensation to dealers, $5,377,276; (2) compensation to sales personnel, $1,414,150; (3) advertising, $238,871; (4) printing and mailing of prospectuses to other than current shareholders, $109,001; (5) service costs, $461,561, and (6) other, $99,653.

   No interested person of the Trust and no Trustee who is not an interested person of the Trust, as that term is defined in the 1940 Act, had any direct or indirect financial interest in the operation of the Plans.

   The NASD regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.

                             MANAGEMENT OF THE TRUST


   The Trustees of the Trust are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on Trustees by the 1940 Act and Delaware statutory trust law.


TRUSTEES AND OFFICERS


   Certain information about the Trustees and executive officers of the Trust is set forth below. Unless otherwise noted, the address of each individual is 56 Prospect Street, Hartford, Connecticut 06115-0480. There is no stated term of office for Trustees of the Trust, except for Messrs. Dill and Romans who are serving a two-year term expiring in 2006.


                                                    INDEPENDENT TRUSTEES


                                                     NUMBER OF
                                                   PORTFOLIOS IN
                                                   FUND COMPLEX
        NAME, ADDRESS AND            LENGTH OF       OVERSEEN BY           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
          DATE OF BIRTH             TIME SERVED        TRUSTEE                   OTHER DIRECTORSHIPS HELD BY TRUSTEE

E. Virgil Conway                   Served since         38          Chairman, Rittenhouse Advisors, LLC (consulting firm)
Rittenhouse Advisors, LLC          1993.                            since 2001. Trustee/Director, Realty Foundation of New
101 Park Avenue                                                     York (1972-present), New York Housing Partnership
New York, NY 10178                                                  Development Corp. (Chairman) (1981-present), Greater New
DOB: 8/2/29                                                         York Councils, Boy Scouts of America (1985-present),
                                                                    Academy of Political Science (Vice Chairman)
                                                                    (1985-present), Urstadt Biddle Property Corp.
                                                                    (1989-present), Colgate University, (Trustee Emeritus)
                                                                    (since 2004), The Harlem Youth Development Foundation
                                                                    (1998-present), Josiah Macy, Jr., Foundation
                                                                    (1975-present). Chairman, Metropolitan Transportation
                                                                    Authority (1992-2001). Director, Trism, Inc. (1994-2001),
                                                                    Consolidated Edison Company of New York, Inc.
                                                                    (1970-2002), Atlantic Mutual Insurance Company
                                                                    (1974-2002), Centennial Insurance Company (1974-2002),
                                                                    Union Pacific Corp. (1978-2002), Blackrock Freddie Mac
                                                                    Mortgage Securities Fund (Advisory Director) (1990-2002),
                                                                    Accuhealth (1994-2002), Pace University (1978-2003).

Harry Dalzell-Payne                Served since         38          Currently retired.
The Flat, Elmore Court             1993.
Elmore, GL05, GL2 3NT U.K.
DOB: 8/9/29

S. Leland Dill                     Served since         36          Currently retired. Trustee, Scudder Investments (33
7721 Blue Heron Way                2004.                            portfolios) (1986-present). Director, Coutts & Co. Trust
West Palm Beach, FL 33412                                           Holdings Limited (1991-1999), Coutts & Co. Group
DOB: 3/28/30                                                        (1994-1999) and Coutts & Co. International (USA) (private
                                                                     banking) (1992-2000).

Francis E. Jeffries                Served since         39          Director, The Empire District Electric Company
8477 Bay Colony Dr. #902           1995.                            (1984-present).
Naples, FL 34108
DOB: 9/23/30

Leroy Keith, Jr.                   Served since         36          Partner, Stonington Partners, Inc. (private equity fund)
Stonington Partners, Inc.          1980.                            since 2001. Chairman (1995 to 2000) and Chief Executive
736 Market Street, Ste. 1430                                        Officer (1995-1998), Carson Products Company (cosmetics).
Chattanooga, TN 37402                                               Director/Trustee, Evergreen Funds (6 portfolios).
DOB: 2/14/39

                                                     NUMBER OF
                                                   PORTFOLIOS IN
                                                   FUND COMPLEX
        NAME, ADDRESS AND            LENGTH OF       OVERSEEN BY           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
          DATE OF BIRTH             TIME SERVED        TRUSTEE                   OTHER DIRECTORSHIPS HELD BY TRUSTEE
Geraldine M. McNamara              Served since         38          Managing Director, U.S. Trust Company of New York
U.S. Trust Company of NY 2001.                                      (private bank) (1982-present).
11West 54th Street
New York, NY 10036
DOB: 4/17/51

Everett L. Morris                  Served since          38         Currently retired. W.H. Reaves and Company (investment
164 Laird Road                     1995.                            management) (1993-2003).
Colts Neck, NJ 07722
DOB: 5/26/28

James M. Oates*                    Served since          36         Chairman, Hudson Castle Group Inc. (formerly IBEX Capital
c/o Northeast Partners             1993.                            Markets Inc.) (financial services) (1997-present).
150 Federal Street, Ste. 1000                                       Managing Director, Wydown Group (consulting firm)
Boston, MA 02109                                                    (1994-present). Director, Investors Financial Service
Trustee                                                             Corporation (1995-present), Investors Bank & Trust
DOB: 5/31/46                                                        Corporation (1995-present), Stifel Financial
                                                                    (1996-present), Connecticut River Bancorp (1998-present),
                                                                    Connecticut River Bank (1999-present) and Trust Company
                                                                    of New Hampshire (2002-present). Director and Treasurer,
                                                                    Endowment for Health, Inc. (2000-present). Chairman,
                                                                    Emerson Investment Management, Inc. (2000-present). Vice
                                                                    Chairman, Massachusetts Housing Partnership (1994-1999).
                                                                    Director, Blue Cross and Blue Shield of New Hampshire
                                                                    (1994-1999), AIB Govett Funds (1991-2000), Command
                                                                    Systems, Inc. (1998-2000), Phoenix Investment Partners,
                                                                    Ltd. (1995-2001), 1Mind, Inc. (2000-2002), 1Mind, Inc.,
                                                                    Member, Chief Executives Organization (1996-2001), and
                                                                    Plymouth Rubber Co. (1995-2003).

Donald B. Romans                   Served since          36         President, Romans & Company (private investors and
39 S. Sheridan Road                2004.                            financial consultants) (1987-present). Trustee, Burnham
Lake Forest, IL 60045                                               Investors Trust (5 portfolios) (1967-2003).
DOB: 4/22/31

Richard E. Segerson                Served since          36         Managing Director, Northway Management Company
Northway Management Company        1993.                            (1998-present).
164 Mason Street
Greenwich, CT 06830
DOB: 2/16/46

                                                     NUMBER OF
                                                   PORTFOLIOS IN
                                                   FUND COMPLEX
        NAME, ADDRESS AND            LENGTH OF       OVERSEEN BY           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
          DATE OF BIRTH             TIME SERVED        TRUSTEE                   OTHER DIRECTORSHIPS HELD BY TRUSTEE
Ferdinand L.J. Verdonck            Served since          36         Trustee/Director, Banco Urguijo (Chairman).
Nederpolder, 7                      2004.                           Trustee/Director EASDAQ (Chairman), The Fleming
B-9000 Gent, Belgium                                                Continental European Investment Trust, KBC Lease
DOB: 7/30/42                                                        (Honorary), Groupe SNEF, Degussa Antwerpen N.V., Santans
                                                                    N.V., Laco N.V. Managing Director, Almanij N.V.
                                                                    (1992-2003). Trustee/Director (1992-2003), KBC Bank and
                                                                    Insurance Holding Company (Euronext) (1992-2003), KBC
                                                                    Bank (1992-2003), KBC Insurance (1992-2003), Kredietbank,
                                                                    S.A. Luzembougeoise (1992-2003), Investco N.V.
                                                                    (1992-2003), Gevaert N.V. (1992-2003), Fidea N.V.
                                                                    (1992-2003), Almafin N.V. (1992-2003), Centea N.V.
                                                                    (1992-2003), Dutch Chamber of Commerce for Belgium and
                                                                    Luxemburg, Phoenix Investment Partners, Ltd. (1995-2001).

Lowell P. Weicker, Jr.             Served                36         Director, Compuware (1996-present), WWF, Inc.
P.O. Box 849                       since                            (2000-present) and Medallion Financial New York
7 Little Point Street              1995.                            (2003-present). President, The Trust for America's Health
Essex, CT 06426                                                     (non-profit) (2001-present). Director, UST Inc.
DOB: 5/16/31                                                        (1995-2004) and HPSC Inc. (1995-2004).

*  Mr. Oates is a Director and Chairman of the Board and a shareholder of Hudson Castle Group, Inc. (formerly
   IBEX Capital Markets, Inc.) ("Hudson"), a privately owned financial services firm. Phoenix Investment
   Partners, Ltd., an affiliate of the adviser, owns approximately 1% of the common stock of Hudson and Phoenix
   Life Insurance Company ("Phoenix Life") also an affiliate, owns approximately 8% of Hudson's common stock.



                               INTERESTED TRUSTEES


Each of the individuals listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

                                                     NUMBER OF
                                                   PORTFOLIOS IN
                                                    FUND COMPLEX                     PRINCIPAL OCCUPATION(S)
 NAME, ADDRESS, POSITION(S)      LENGTH OF TIME     OVERSEEN BY                      DURING PAST 5 YEARS AND
 WITH TRUST AND DATE OF BIRTH        SERVED           TRUSTEE                  OTHER DIRECTORSHIPS HELD BY TRUSTEE

*Marilyn E. LaMarche             Served since            36         Limited Managing Director, Lazard Freres & Co. LLC
Lazard Freres & Co. LLC          2002.                              (1983-present). Director, The Phoenix Companies, Inc.
30 Rockefeller Plaza,                                               (2001-present) and Phoenix Life Insurance Company
59th Floor                                                          (1989-present).
New York, NY 10020
Trustee
DOB: 5/11/34

                                                     NUMBER OF
                                                   PORTFOLIOS IN
                                                    FUND COMPLEX                     PRINCIPAL OCCUPATION(S)
 NAME, ADDRESS, POSITION(S)      LENGTH OF TIME     OVERSEEN BY                      DURING PAST 5 YEARS AND
 WITH TRUST AND DATE OF BIRTH        SERVED           TRUSTEE                  OTHER DIRECTORSHIPS HELD BY TRUSTEE

**Philip R. McLoughlin           Served since            68         Director, PXRE Corporation (Delaware) (1985-present),
Chairman                         1989.                              World Trust Fund (1991-present). Management Consultant
DOB: 10/23/46                                                       (2002-2004),Chairman (1997-2002), Director (1995-2002),
                                                                    Vice Chairman (1995-1997) and Chief Executive Officer
                                                                    (1995-2002), Phoenix Investment Partners, Ltd. Director,
                                                                    Executive Vice President and Chief Investment Officer,
                                                                    The Phoenix Companies, Inc. (2001-2002). Director
                                                                    (1994-2002) and Executive Vice President, Investments
                                                                    (1988-2002), Phoenix Life Insurance Company. Director
                                                                    (1983-2002) and Chairman (1995-2002), Phoenix Investment
                                                                    Counsel, Inc. Director (1984-2002) and President
                                                                    (1990-2000), Phoenix Equity Planning Corporation.
                                                                    Chairman and Chief Executive Officer, Phoenix/Zweig
                                                                    Advisers LLC (1999-2002). Director (2001-2002) and
                                                                    President (April 2002-September 2002), Phoenix
                                                                    Investment Management Company. Director and Executive
                                                                    Vice President, Phoenix Life and Annuity Company
                                                                    (1996-2002). Director (1995-2000) and Executive Vice
                                                                    President (1994-2002) and Chief Investment Counsel
                                                                    (1994-2002), PHL Variable Insurance Company. Director,
                                                                    Phoenix National Trust Company (2001-2002). Director
                                                                    (1985-2002) and Vice President (1986-2002) and Executive
                                                                    Vice President (2002-2002), PM Holdings, Inc. Director
                                                                    (1992-2002) and President (1993-1994), WS Griffith
                                                                    Securities, Inc.

 * Ms.  LaMarche is an "interested  person," as defined in the  Investment  Company Act of 1940, by reason of her position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.

** Mr. McLoughlin is an "interested person," as defined in the Investment Company Act of 1940, by reason of his former relationship with Phoenix Investment Partners, Ltd., and its affiliates.

                   OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

                                 POSITION(S) HELD
      NAME, ADDRESS AND           WITH TRUST AND                                PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH          LENGTH OF TIME SERVED                            DURING PAST 5 YEARS

Daniel T. Geraci               President since 2004.  Executive Vice President, Asset Management, The Phoenix Companies,
DOB: 6/12/57                                          Inc. (2003-present). President and Chief Executive Officer, Phoenix
                                                      Investment Partners, Ltd. (2003-present). President, certain funds within the Phoenix Fund Complex (December 2004-present). President and
                                                      Chief Executive Officer of North American  Investment Operations, Pioneer
                                                      Investment Management USA, Inc. (2001-2003). President of Private Wealth
                                                      Management Group (2000-2001), Executive Vice President of Distribution
                                                      and Marketing for Fidelity Canada (1996-1998), Fidelity Investments.

George R. Aylward              Executive Vice         Senior Vice President and Chief Operating Officer, (2004-present)
DOB: 8/17/64                   President since 2004.  Phoenix Investment Partners, Ltd. Chief of Staff, The Phoenix
                                                      Companies, Inc. (2002-2004). Vice President, Finance (2000-2002),
                                                      Assistant Vice President and Assistant Controller (1996-2000) Phoenix
                                                      Investment Partners, Ltd. Executive Vice President, certain funds within the Phoenix Fund Complex (December 2004-present).

                                 POSITION(S) HELD
      NAME, ADDRESS AND           WITH TRUST AND                                PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH          LENGTH OF TIME SERVED                            DURING PAST 5 YEARS


Francis G. Waltman             Senior Vice            Vice President, Chief Administrative Officer (2004-present), Senior
DOB: 7/27/62                   President since        Vice President, Chief Administrative Officer, Private Client Group
                               2004.                  (1999-2004), Phoenix Investment Partners, Ltd. Senior Vice President,
                                                      certain funds within the Phoenix Fund Complex (May 2004-present).

Nancy G. Curtiss               Treasurer since 1997.  Vice President, Operations (2003-Present),Vice President, Fund
DOB: 11/24/52                                         Accounting (1994-2003) and Treasurer  (1996-present), Phoenix Equity
                                                      Planning Corporation. Treasurer, certain funds within the Phoenix Fund
                                                      Complex (1994-present).

Matthew A. Swendiman           Vice President,        Counsel, Phoenix Life Insurance Company (2002-present). Vice
One American Row               Counsel, Chief Legal   President, Counsel, Chief Legal Officer and Secretary, certain of the
Hartford, CT 06102             Officer and            funds within the Phoenix Fund Complex (2004-present). Assistant Vice
DOB: 4/5/73                    Secretary since 2004.  President and Assistant Counsel, Conseco Capital Management,
                                                      (2000-2002).


COMMITTEES OF THE BOARD

   The Board of Trustees has established several standing committees to oversee particular aspects of the Funds' management. They are:


   The Audit Committee. The Audit Committee is responsible for overseeing the Funds' accounting and auditing policies and practices. The Audit Committee reviews the Funds' financial reporting procedures, their system of internal control, the independent audit process, and the Funds' procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Harry Dalzell-Payne, Francis E. Jeffries, Geraldine M. McNamara, Everett L. Morris, James M. Oates, Richard E. Segerson and Lowell P. Weicker, Jr. The Committee met five times during the Trust's last fiscal year.

   The Executive and Compliance Committee. The function of the Executive and Compliance Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees, as well as to act on behalf of the Board when it is not in session, subject to limitations as set by the Board. Its members are E. Virgil Conway, Harry Dalzell-Payne, Philip R. McLoughlin, Geraldine M. McNamara, Everett L. Morris and James M. Oates. The Committee met nine times during the Trust's last fiscal year.

   The Governance and Nominating Committee. The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Funds, for nominating individuals to serve as Trustees, including as Independent Trustees and annually evaluating the Board and Committees. The Governance and Nominating Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Harry Dalzell-Payne, Leroy Keith, Jr., Geraldine M. McNamara, Everett L. Morris, Ferdinand L J. Verdonck and Lowell P. Weicker, Jr. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. The Committee met four times during the Trust's last fiscal year.


COMPENSATION

   Trustees receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers of the Trust receive no compensation directly from the Trust for performing their duties of their offices, but are compensated for their services by the Adviser. The Trust does not have any retirement plan for its Trustees.

   For the Trust's fiscal year ended October 31, 2004, the Trustees received the following compensation:

                                                                                         TOTAL
                                                                                      COMPENSATION
                                                                                     FROM TRUST AND
                                                        AGGREGATE                     FUND COMPLEX
                                                      COMPENSATION                     (71 FUNDS)
           NAME                                        FROM TRUST                   PAID TO TRUSTEES
           ----                                        ----------                   ----------------
E. Virgil Conway                                         $22,831                        $174,627

Harry Dalzell-Payne                                      $16,792                        $149,625

S. Leland Dill                                           $10,243                        $66,500

Francis E. Jeffries                                      $13,871*                       $110,500

Leroy Keith, Jr.                                         $15,276                        $65,000

Marilyn E. Lamarche                                      $13,459                        $62,500

Philip R. McLoughlin                                     None                            None

Geraldine M. McNamara                                    $16,108*                       $140,625

Everett L. Morris                                        $20,383*                       $168,883

James M. Oates                                           $24,568                        $112,750

Donald B. Romans                                         $10,243                        $66,500

Richard E. Segerson                                      $18,777*                       $80,750

Ferdinand L. J. Verdonck**                               None                           None

Lowell P. Weicker, Jr.                                   $19,649                        $82,250

 * This compensation (and the earnings thereon) was deferred pursuant to the Deferred Compensation Plan. At December 31, 2004, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Jeffries, McNamara, Morris and Segerson was $481,670.17, $178,219.12, $380,432.24 and $113, 941.79,
   respectively. At present, by agreement among the Trust, the Distributor and the electing Trustee, Trustee fees that are deferred are paid by the Trust to PXP. The liability for the deferred compensation obligation appears only as a liability of PXP, and not of the Trust.

** Mr. Verdonck became a Trustee in November, 2004 and, therefore, received no compensation from the Trust during its last fiscal year.


TRUSTEE OWNERSHIP OF SECURITIES


     Set forth in the table below is the dollar range of equity securities owned by each Trustee as of December 31, 2003.

                                                                                       AGGREGATE DOLLAR RANGE OF
                                                                                     TRUSTEE OWNERSHIP IN ALL FUNDS
                                            DOLLAR RANGE OF EQUITY SECURITIES         OVERSEEN BY TRUSTEE IN FAMILY
           NAME OF TRUSTEE                       IN A FUND OF THE TRUST                 OF INVESTMENT COMPANIES
           ---------------                       ----------------------                 -----------------------
 E. Virgil Conway                    Capital Growth Fund - $1- $10,000                $1 - $10,000

 Harry Dalzell-Payne                 None                                             None

 S. Leland Dill                      None                                             None

 Francis E. Jeffries                 Mid-Cap Growth Fund - $50,001 - $100,000         Over $100,000

 Leroy Keith, Jr.                    None                                             None

 Marilyn E. LaMarche                 None                                             None

 Philip R. McLoughlin                Capital Growth Fund - $10,001 - $50,000          Over $100,000
                                     Money Market Fund - over $100,000

 Geraldine M. McNamara               None                                             Over $100,000

 Everett L. Morris                   Mid-Cap Growth Fund - $10,001 - $50,000          Over $100,000

 James M. Oates                      Capital Growth Fund - $10,001 - $50,000          Over $100,000

 Donald B. Romans                    None                                             Over $100,000

 Richard E. Segerson                 None                                             Over $100,000

 Ferdinand L. J. Verdonck            None                                             None

 Lowell P. Weicker, Jr.              None                                             None

At February 2, 2005, the Trustees and officers as a group owned less than 1% of the then outstanding shares of each Fund.

PRINCIPAL SHAREHOLDERS


   The following table sets forth information as of February 2, 2005 with respect to each person who owns of record or is known by the Trust to own of record or beneficially own 5% or more of any class of the Trust's equity securities.

NAME OF SHAREHOLDER                                       NAME OF FUND                     PERCENT OF CLASS      NUMBER OF SHARES
-------------------                                       ------------                     ----------------      ----------------
Winifred A. Cargill                                Core Bond Fund Class C                         8.40%            12,222.222
7 King Phillip Trl.
Norfolk, MA  02056-1405

Elizabeth A. Hall                                  Core Bond Fund Class C                         7.26%            10,560.883
2235 NE Douglas
Newport, OR 97365-1841

MLPF&S for the Sole Benefit                        Capital Growth Fund Class A                    9.58%        10,878,930.575
of its Customers                                   Core Bond Fund Class B                        15.78%            58,427.441
Attn: Fund Administration                          Core Bond Fund Class C                        26.66%            38,793.907
4800 Deer Lake Dr. E., 3rd Flr.                    High Yield Fund Class B                       12.57%           334,768.105
Jacksonville, FL  32246-6484                       High Yield Fund Class C                       19.94%            75,829.521
                                                   Mid-Cap Growth Fund Class B                    6.85%            78,286.211

Morgan Stanley DW Inc. Cust.                       Mid-Cap Growth Fund Class C                    5.04%             1,487.603
FBO Debra E. Humm-Bremser
P.O. Box 250 Church Street Station
New York, NY  10008-0250

NFSC FEBO #650-052655                              Core Bond Fund Class C                        13.01%            18,936.189
FMTC TTEE
TPMG Savings Plans
FBO Annie A. Wickham
9976 Stone Oak Way
Elk Grove, CA  95624-2670

Phoenix Equity Planning Corp.                      Core Bond Fund Class C                        10.18%            14,819.711
Attn: Corporate Accounting Dept.                   Mid-Cap Growth Fund Class C                   17.40%             5,133.470
56 Prospect Street, 56P3
Hartford, CT  06103-2818

Phoenix Investment Counsel                         Money Market Fund Class A                      5.37%         7,090,677.130
Attn: Corporate Finance
56 Prospect Street, Fl. 3
Hartford, CT  06103-2836

Resources Trust Company                            Core Bond Fund Class C                         5.07%             7,377.378
FBO Richard L. Spinner
A/C 040000114949
P.O. Box 5900
Denver, CO  80217-5900

Southwest Securities Inc. FBO
Craig Sheyon                                       Mid-Cap Growth Fund Class C                   17.40%             5,133.470
SWS Securities Inc.
As Rollover IRA Custodian
P.O. Box 509002 Dallas, TX 75250-9002

Wells Fargo Investments LLC                        Mid-Cap Growth Fund Class C                    7.00%             2,064.410
A/C 2003-1041
608 Second Avenue South, 8th Fl.
Minneapolis, MN  55402-1916

                             ADDITIONAL INFORMATION

CAPITAL STOCK AND ORGANIZATION


   The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in different Funds and different classes of those Funds. Holders of shares of a Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund. Shareholders of all Funds vote on the election of Trustees. On matters affecting an individual Fund (such as approval of an investment advisory agreement or a change in fundamental investment policies) and on matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that Fund or Class is required. The Trust does not hold regular meetings of shareholders. The Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the Shareholders may call the meeting. The Trustees will assist the Shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.

   Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of each Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to such Fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of such Fund or class. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund or class will be allocated by or under the direction of the Trustees as they determine fair and equitable.


   Unlike the stockholders of a corporation, there is a possibility that the shareholders of a business trust such as the Trust may be personally liable for debts or claims against the Trust. The Agreement and Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust. The Agreement and Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trust itself would be unable to meet its obligations.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, is the independent registered public accounting firm for the Trust.
PricewaterhouseCoopers LLP audits the Trust's annual financial statements and expresses an opinion thereon.


CUSTODIAN AND TRANSFER AGENT


   State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02110, serves as custodian of the Trust's assets (the "Custodian"). PEPCO, 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480, acts as Transfer Agent for the Trust (the "Transfer Agent"). As compensation, PEPCO receives a fee equivalent to $17.95 for each designated shareholder account, plus out-of-pocket expenses. Transfer Agent fees are also utilized to offset costs and fees paid to subtransfer agents employed by PEPCO. State Street Bank and Trust Company serves as a subtransfer agent pursuant to a Subtransfer Agency Agreement.


REPORT TO SHAREHOLDERS


   The fiscal year of the Trust ends on October 31. The Trust will send financial statements to its shareholders at least semiannually. An Annual Report containing financial statements audited by the Trust's independent registered public accounting firm, PricewaterhouseCoopers LLP, will be sent to shareholders each year.


FINANCIAL STATEMENTS


   The Funds' Financial Statements for the fiscal year ended October 31, 2004, appearing in the Fund's 2004 Annual Report to Shareholders, are incorporated herein by reference.

                                    APPENDIX

A-1 AND P-1 COMMERCIAL PAPER RATINGS

   The Money Market Fund will only invest in commercial paper which at the date of investment is rated A-l by Standard & Poor's Corporation or P-1 by Moody's Investors Services, Inc., or, if not rated, is issued or guaranteed by companies which at the date of investment have an outstanding debt issue rated AA or higher by Standard & Poor's or Aa or higher by Moody's.

   Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

   The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

MOODY'S INVESTORS SERVICE, INC., CORPORATE BOND RATINGS

   Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD AND POOR'S CORPORATION'S CORPORATE BOND RATINGS

   AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

   AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

   A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

   BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   BB-B-CCC-CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                               PHOENIX SERIES FUND

                            PART C--OTHER INFORMATION

ITEM 23.   EXHIBITS

       a. Agreement and Declaration of Trust of the Registrant, dated August 17, 2000, filed via EDGAR with Post-Effective Amendment No. 92 (File No. 002-14069) on November 30, 2000 and incorporated herein by reference.

       b. Bylaws of the Registrant filed via EDGAR with Post-Effective Amendment No. 92 (File No. 002-14069) on November 30, 2000 and incorporated herein by reference.


       c. Reference is made to Registrant's Agreement and Declaration of Trust. See Exhibit a.

       d.1. Amended and Restated Investment Advisory Agreement between the Registrant and Phoenix Investment Counsel, Inc. ("PIC") dated November 20, 2002 covering the Aggressive Growth Fund, Capital Growth Fund, High Yield Fund, Money Market Fund and Balanced Fund filed via EDGAR with Post-Effective Amendment No. 96 (File No. 002-14069) on February 27, 2004 and incorporated herein by reference.

       d.2. Amended and Restated Investment Advisory Agreement between the Registrant and Duff & Phelps Investment Management Co. dated November 20, 2002 covering the Core Bond Fund filed via EDGAR with Post-Effective Amendment No. 96 (File No. 002-14069) on February 27, 2004 and incorporated herein by reference.

       d.3. Subadvisory Agreement between PIC and Engemann Asset Management (formerly Roger Engemann & Associates, Inc.) ("Engemann") dated August 6, 1999, covering the Capital Growth Fund, filed via EDGAR with Post-Effective Amendment No. 90 (File No. 002-14069) on February 23, 2000 and incorporated herein by reference.

       d.4. Amendment to Subadvisory Agreement between the Registrant and Engemann dated November 20, 2002 covering the Capital Growth Fund filed via EDGAR with Post-Effective Amendment No. 96 (File No. 002-14069) on February 27, 2004 and incorporated herein by reference.

       d.5. Second Amendment to Subadvisory Agreement between the Registrant and Engemann effective January 1, 2003, covering the Capital Growth Fund filed via EDGAR with Post-Effective Amendment No. 96 (File No. 002-14069) on February 27, 2004 and incorporated herein by reference.

       d.6.* Subadvisory Agreement between PIC and Engemann dated June 26, 1998, with Schedule C as amended November 30, 2000, covering the Mid-Cap-Growth Fund (formerly, the Aggressive Growth Fund), filed via EDGAR herewith.

       d.7. Amendment to Subadvisory Agreement between the Registrant and Engemann dated November 20, 2002, covering the Mid-Cap Growth Fund (formerly, the Aggressive Growth Fund) filed via EDGAR with Post-Effective Amendment No. 96 (File No. 002-14069) on February 27, 2004 and incorporated herein by reference.

       d.8. Investment Advisory Agreement between the Registrant and PIC covering the Phoenix Core Bond Fund to be filed by amendment.

       d.9. Subadvisory Agreement between Phoenix Investment Counsel and Engemann Asset Management covering the Phoenix Balanced Fund to be filed by amendment.

       e.1. Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation ("PEPCO"), dated November 19, 1997, filed via EDGAR as Exhibit 6.1 with Post-Effective Amendment No. 85 (File No. 002-14069) on December 29, 1997, and incorporated herein by reference.

       e.2.* Form of Sales Agreement between PEPCO and dealers filed via EDGAR herewith.

       f.    None.

       g.1. Master Custodian Contract between Registrant and State Street Bank and Trust Company dated May 1, 1997, filed via EDGAR as Exhibit
             8.1 with Post-Effective Amendment No. 85 (File No. 002-14069) on December 29, 1997, and incorporated herein by reference.

       g.2. Amendment dated February 10, 2000 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street Bank and Trust Company filed via EDGAR with Post-Effective Amendment No. 96 (File No. 002-14069) on February 27, 2004 and incorporated herein by reference.

       g.3. Amendment dated July 2, 2001 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street Bank and Trust Company filed via EDGAR with Post-Effective Amendment No. 96 (File No. 002-14069) on February 27, 2004 and incorporated herein by reference.

       g.4. Amendment dated May 10, 2002 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street Bank and Trust Company filed via EDGAR with Post-Effective Amendment No. 96 (File No. 002-14069) on February 27, 2004 and incorporated herein by reference.

       h.1. Transfer Agency and Service Agreement between Registrant and PEPCO dated June 1, 1994, filed via EDGAR as Exhibit 9.1 with Post-Effective Amendment No. 84 (File No. 002-14069) on February 27, 1997, and incorporated herein by reference.

       h.2. Amended and Restated Financial Agent Agreement between Registrant and PEPCO dated November 19, 1997, filed via EDGAR as Exhibit 9.2 with Post-Effective Amendment No. 85 (File No. 002-14069) on December 29, 1997, and incorporated herein by reference.

       h.3. Sub-Transfer Agent Agreement between PEPCO and State Street Bank & Trust Company, dated July 21, 1994, filed via EDGAR as Exhibit 9.3 with Post-Effective Amendment No. 85 (File No. 002-14069) on December 27, 1997, and incorporated herein by reference.

       h.4. First Amendment to the Amended and Restated Financial Agent Agreement between Registrant and PEPCO, effective as of February 27, 1998, filed via EDGAR with Post-Effective Amendment No. 87 (File No. 002-14069) on March 1, 1999, and incorporated herein by reference.

       h.5. Second Amendment to Amended and Restated Financial Agent Agreement between Registrant and PEPCO, dated July 31, 1998 filed via EDGAR with Post-Effective Amendment No. 87 (File No. 002-14069) on March 1, 1999, and incorporated herein by reference.

       h.6. Third Amendment to the Amended and Restated Financial Agent Agreement between Registrant and PEPCO, effective as of January 1, 2003 filed via EDGAR with Post-Effective Amendment No. 96 (File No. 002-14069) on February 27, 2004 and incorporated herein by reference.

       h.7.* Fourth Amendment to the Amended and Restated Financial Agent
             Agreement between Registrant and PEPCO, effective as of October 21, 2004, filed via EDGAR herewith.

       h.8.* First Amendment to the Transfer Agency and Service Agreement between Registrant and PEPCO dated February 28, 2004, filed via EDGAR herewith.

       i. Opinion of Counsel as to legality of the shares filed via EDGAR with Post-Effective Amendment No. 92 (File No. 002-14069) on November 30, 2000 and incorporated herein by reference.

       j.* Consent of Independent Registered Public Accounting Firm filed via EDGAR herewith.

       k.    None.


       l.    None.


       m.1. Class A Shares Amended and Restated Distribution Plan pursuant to Rule 12-b 1 under the Investment Company Act of 1940, filed via EDGAR as Exhibit 15.1 with Post-Effective Amendment No. 85 (File No. 002-14069) on December 29, 1997, and incorporated herein by reference.

       m.2. Class B Shares Distribution Plan pursuant to Rule 12-b 1 under the Investment Company Act of 1940, filed via EDGAR with Post-Effective Amendment No. 91 (File No. 002-14069) on September 11, 2000 and incorporated herein by reference.

       m.3. Class C Shares Distribution Plan pursuant to Rule 12-b 1 under the Investment Company Act of 1940, filed via EDGAR with Post-Effective Amendment No. 91 (File No. 002-14069) on September 11, 2000 and incorporated herein by reference.

       m.4. First Amendment to Class A Shares Amended and Restated Distribution Plan pursuant to Rule 12-b 1 under the Investment Company Act of 1940, filed via EDGAR with Post-Effective Amendment No. 96 (File No. 002-14069) on February 27, 2004 and incorporated herein by reference.

       n.1.* 2004 Amended and Restated Rule 18f-3 Multi-Class Distribution Plan, adopted August 17, 2004, filed via EDGAR herewith.

       n.2.* First Amendment to 2004 Amended and Restated Rule 18f-3 Multi-Class
             Distribution Plan, adopted August 17, 2004, filed via EDGAR herewith.

       n.3.* Second Amendment to 2004 Amendment and Restated Rule 18f-3
             Multi-Class Distribution Plan, effective September 20, 2004, filed via EDGAR herewith.

       o.    Reserved.

       p. Amended and Restated Code of Ethics effective January 1, 2004 filed via EDGAR with Post-Effective Amendment No. 96 (File No. 002-14069) on February 27, 2004 and incorporated herein by reference.

       q.*   Powers of Attorney for all Trustees filed via EDGAR herewith.


       ----------
       *Filed herewith


ITEM 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

   None.


ITEM 25.   INDEMNIFICATION
   The Agreement and Declaration of Trust dated August 17, 2000 and the Bylaws of the Registrant provide that no trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties. The Investment Advisory Agreement, Underwriting Agreement, Master Custodian Agreement and Transfer Agency Agreement provides that the Trust will indemnify the other party (or parties, as the case may be) to the agreement for certain losses.

   Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be available to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission ("SEC") such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER AND SUBADVISOR See "Management of the Funds" in the Prospectus and "Services of the Adviser
and Subadviser" and "Management of the Trust" in the Statement of Additional Information, each of which is included in this Post-Effective Amendment to the Registration Statement.

   For information as to the business, profession, vocation or employment of a substantial nature of director and officers of the Adviser and Subadviser reference is made to the Adviser's or Subadviser's current Form ADV (PIC: SEC File No. 801-5995 and Engemann: SEC File No. 801-11586) filed under the Investment Advisers Act of 1940, and incorporated herein by reference.

ITEM 27.   PRINCIPAL UNDERWRITERS
   (a) PEPCO serves as the principal underwriter for the following registrants:

      Phoenix-Engemann Funds, Phoenix Equity Series Fund, Phoenix Equity Trust, Phoenix-Goodwin California Tax Exempt Bond Fund, Phoenix Institutional Mutual Funds, Phoenix Investment Series Fund, Phoenix Investment Trust 97, Phoenix-Kayne Funds, Phoenix Multi-Portfolio Fund, Phoenix Multi-Series Trust, Phoenix Partner Select Funds, Phoenix Portfolios, Phoenix-Seneca Funds, Phoenix Series Fund, Phoenix Strategic Allocation Fund, Phoenix Strategic Equity Series Fund, Phoenix Trust, Phoenix Life Variable Universal Life Account, Phoenix Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account, PHLVIC Variable Universal Life Account and PHL Variable Separate Account MVA1.

   (b) Directors and executive officers of PEPCO are as follows:


           NAME AND PRINCIPAL                           POSITIONS AND OFFICES                   POSITIONS AND OFFICES
            BUSINESS ADDRESS                              WITH DISTRIBUTOR                         WITH REGISTRANT
            ----------------                              ----------------                         ---------------

     John H. Beers                                Vice President                            None
     One American Row                             and Secretary
     P.O. Box 5056
     Hartford, CT 06102-5056

     Nancy J. Engberg                             Vice President, Chief                     Anti-Money Laundering Officer
     One American Row                             Compliance Officer and                    and Assistant Secretary
     P.O. Box 5056                                Anti-Money Laundering Officer
     Hartford, CT 06102-5056

     Daniel T. Geraci                             Director, Chairman of the Board           President
     56 Prospect Street                           and Chief Sales and
     P.O. Box 150480                              Marketing Officer
     Hartford, CT 06115-0480

     Michael E. Haylon                            Director                                  None
     One American Row
     P.O. Box 5056
     Hartford, CT 06102-5056

     Glenn H. Pease                               Vice President, Finance and               None
     56 Prospect Street                           Treasurer
     P.O. Box 150480
     Hartford, CT 06115-0480

     Jacqueline M. Porter                         Assistant Vice President,                 Vice President and
     56 Prospect Street                           Mutual Fund Tax                           Assistant Treasurer
     P.O. Box 150480
     Hartford, CT 06115-0480

     John F. Sharry                               President, Sales                          Executive Vice President
     56 Prospect Street
     P.O. Box 150480
     Hartford, CT 06115-0480

     Francis G. Waltman                           Senior Vice President                     Senior Vice President
     56 Prospect Street                           and Chief Administrative
     P.O. Box 150480                              Officer
     Hartford, CT 06115-0480

     James D. Wehr                                Director                                  None
     56 Prospect Street
     P.O. Box 150480
     Hartford, CT 06115-0480


   (c) To the best of the Registrant's knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 28.   LOCATION OF ACCOUNTS AND RECORDS
   Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include:

Secretary of the Fund:                                        Principal Underwriter, Financial Agent and
     Matthew A. Swendiman, Esq.                               Transfer Agent:
     One American Row                                             Phoenix Equity Planning Corporation
     P.O. Box 5056                                                56 Prospect Street
     Hartford, CT 06102-5056                                      P.O. Box 150480
                                                                  Hartford, CT 06115-0480
Investment Adviser:
     Phoenix Investment Counsel, Inc.                         Custodian and Dividend Dispersing Agent:
     56 Prospect Street                                           State Street Bank and Trust Company
     P.O. Box 150480                                              225 Franklin Street
     Hartford, CT 06115-0480                                      Boston, MA 02110

Investment Subadviser:
     Engemann Asset Management
     600 North Rosemead Boulevard
     Pasadena, CA 91107

ITEM 29.   MANAGEMENT SERVICES
   None.

ITEM 30.   UNDERTAKINGS
   None.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford and the State of Connecticut on the 25th day of February, 2005.


                                                 PHOENIX SERIES FUND


ATTEST: /s/Matthew A. Swendiman                  BY: /s/Daniel T. Geraci
        -----------------------                      -------------------
           Matthew A. Swendiman                         Daniel T. Geraci
           Secretary                                    President

   Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated, on this 25th day of February, 2005.


                   SIGNATURE                                                         TITLE
                   ---------                                                         -----

                                                                                     Trustee
------------------------------------------------
               E. Virgil Conway*



             /s/ Nancy G. Curtiss                                                    Treasurer (principal
------------------------------------------------                                     financial and
               Nancy G. Curtiss                                                      accounting officer)

                                                                                     Trustee
------------------------------------------------
             Harry Dalzell-Payne*

                                                                                     Trustee
------------------------------------------------
                S. Leland Dill*

              /s/Daniel T. Geraci                                                    President (principal executive officer)
------------------------------------------------
               Daniel T. Geraci


                                                                                     Trustee
------------------------------------------------
             Francis E. Jeffries*

                                                                                     Trustee
------------------------------------------------
               Leroy Keith, Jr.*

                                                                                     Trustee
------------------------------------------------
             Marilyn E. LaMarche*


                                                                                     Chairman
------------------------------------------------
             Philip R. McLoughlin*


                                                                                     Trustee
------------------------------------------------
            Geraldine M. McNamara*
                                                                                     Trustee

-------------------------------------------------
              Everett L. Morris*
                                                                                     Trustee

------------------------------------------------
                James M. Oates*

                                                                                     Trustee

------------------------------------------------
               Donald B. Romans*

                                                                                     Trustee

------------------------------------------------
             Richard E. Segerson*


                                                                                     Trustee
------------------------------------------------
           Ferdinand L. J. Verdonck*


                                                                                     Trustee
------------------------------------------------
            Lowell P. Weicker, Jr.*


   By /s/ Daniel T. Geraci
      ------------------------------------------
   * Daniel T. Geraci, Attorney-in-fact pursuant to powers of attorney.


                                      S-1